                                                                  EXHIBIT 10.23

                  AMENDED AND RESTATED PARTICIPATION AGREEMENT


        THIS AMENDED AND RESTATED PARTICIPATION AGREEMENT (this "Agreement" herein), dated as of April 18, 2000, is entered into by and among:

               (1) LSI LOGIC CORPORATION, a Delaware corporation ("Lessee");

               (2) ABN AMRO BANK N.V., KEYBANK NATIONAL ASSOCIATION, FBTC LEASING CORP. and each other financial institution from time to time listed as a lessor in Schedule I hereto, as amended from time to time (in such capacity, such financial institutions to be referred to collectively as "Lessors");

               (3) ABN AMRO BANK N.V., as agent for Lessors (in such capacity, "Lessor Agent");

               (4) Each of the financial institutions from time to time listed as a participant in Schedule I hereto, as amended from time to time (such financial institutions to be referred to collectively as the "Participants"); and

               (5) ABN AMRO BANK N.V., as agent for the Participants (in such capacity, "Agent").


                                    RECITALS

        A. The Participation Agreement, dated as of March 31, 2000 (the "Existing Participation Agreement"), among Lessee, ABN AMRO Bank N.V., as the original Lessor and Participant, Lessor Agent and Agent, provided for a certain lease facility is to be provided to Lessee by Lessors and Participants as follows:

               (1) Lessors would (a) acquire the equipment identified in Exhibit A and certain other equipment identified by Lessee and approved by Lessor Agent prior to March 31, 2001 (as more fully defined in Schedule 1.01, collectively, the "Equipment"), (b) lease the Equipment to Lessee,
        (c) make advances to finance certain related expenses and (d) grant to Lessee the right to purchase the Equipment; and

               (2) The Participants would participate in such lease facility by
        (a) funding the acquisition price to be paid by Lessors for the Equipment and the other advances to be made by Lessors and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

        B. Lessee and Participants have requested that the Existing Participation Agreement be amended in certain respects at the time additional parties become Lessors and Participants, and Lessee, Lessors, Lessor Agent, the Participants and Agent are willing to amend the Existing Participation Agreement upon the terms and subject to the conditions set forth herein. For convenience of reference, the parties wish to restate the Existing Participation Agreement as so amended in its entirety.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree that the Existing Participation Agreement shall be amended and restated as of the date hereof to read in its entirety as follows:


SECTION 1. INTERPRETATION.

        1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in Schedule 1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in Schedule 1.01.

        1.02. Rules of Interpretation. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of interpretation set forth in Schedule 1.02 shall apply to this Agreement and the other Operative Documents.


SECTION 2. LEASE FACILITY.

        2.01. Acquisition, Lease, Amount Limitations, Etc.

               (a) Lease Agreement, Purchase Agreement, Etc. On or prior to the date specified by Lessee pursuant to Subparagraph 2.03(a) for the acquisition by Lessors of the Equipment identified in Lease Supplement No. 1 (the "Closing Date"), Lessors and Lessee shall execute (i) a lease agreement in the form of Exhibit B (such lease agreement, together with all Lease Supplements thereto, collectively the "Lease Agreement"), pursuant to which Lessors agree to lease to Lessee the Equipment, together with all Related Goods, Related Agreements and Related Permits (as more fully defined in Schedule 1.01, the "Property"), (ii) a Purchase Agreement in the form of Exhibit C (the "Purchase Agreement"), pursuant to which Lessors grant to Lessee the right to purchase the Equipment, and (iii) the other agreements to be executed and delivered by them pursuant to Paragraph 3.01 and Schedule 3.01.

               (b) Acquisition and Other Advances . Subject to the terms and conditions of this Agreement (including the limitations set forth in Subparagraph 2.01(c)), Lessors shall, at the request of Lessee:

                      (i) On the Closing Date, make advances (with funds
               provided by the Participants) (1) to purchase each item of Equipment identified in Lease Supplement No. 1 together with all Related Goods, Related Agreements and

               Related Permits for the lesser of (A) 105% of the Purchase Date Appraised Value of such item of Equipment and (B) the Acquisition Price and Permitted Installation Expenses with respect to such item of Equipment (the "Initial Acquisition Advance"), and (2) to pay Permitted Transaction Expenses (an "Expense Advance"); and

                      (ii) From time to time during the period (the "Commitment
               Period") beginning on the Closing Date and ending on the earlier of March 30, 2001 and the date, if any, on which Lessee cancels the commitments hereunder in their entirety pursuant to Subparagraph 2.08(a) (such earlier date to be referred to as the "Commitment Termination Date"), make advances (with funds provided by the Participants) (1) to purchase each item of Equipment which has been delivered to a Property Site and installed or is ready for installation during the Installation Period for which such advance is requested and all Related Goods, Related Agreements and Related Permits for the lesser of (A) 105% of the Purchase Date Appraised Value of such item of Equipment and (B) the Acquisition Price and Permitted Installation Expenses for such item of Equipment (an "Additional Acquisition Advance") or (2) to pay Permitted Transaction Expenses (an "Expense Advance");

        provided, however, that at the time the Initial Acquisition Advance and any Additional Acquisition Advances are made, Agent shall only disburse to Lessee or the Suppliers of the Equipment to be purchased by Lessors with such Acquisition Advance the portion of the Acquisition Prices for such Equipment paid by Lessee or required to be paid to the Suppliers under such Acquisition Agreements at or prior to the time such Equipment is purchased by Lessors (each such portion of the Acquisition Price for any portion of the Equipment to be referred to as the "Paid Acquisition Price" for such portion of the Equipment), and the portion of the Acquisition Prices for such Equipment which has not been paid to the Suppliers of such Equipment (each such portion of the Acquisition Price for any portion of the Equipment to be referred to as the "Unpaid Acquisition Price" for such portion of the Equipment) shall be disbursed to Lessor Agent to be held as Cash Collateral in accordance with the terms and conditions set forth in the Lease Agreement. The portion of any Acquisition Advance representing the Unpaid Acquisition Price for any Equipment shall not be disbursed to Lessee until Lessee has delivered to Lessor Agent the items set forth in clause (ii)(B) and clause (iv) of Subparagraph 2.01(c).

               (c)    Acceptance or Rejection of Property.

                        (i) Prior to each Acquisition Advance, Lessee shall have
               selected and arranged for the purchase, delivery and installation of the Property for which such Acquisition Advance is requested as more fully set forth in Subparagraph 4.01(u). Such Property shall become subject to the Lease Agreement as of the time of such Acquisition Advance. Lessors hereby appoint and authorize Lessee to act as Lessors' agent to inspect, test and accept or reject the Property in accordance with the Acquisition Agreements for the Property. Acting in such capacity, Lessee shall (1) inspect and test each item of Property after its delivery and installation and (2) accept or reject such Property. Lessee shall have full responsibility for performing the foregoing and agrees that none of Lessors or any other Lessor Party shall have any liability for any of the foregoing; provided, however, that Lessors' obligation to acquire any Property hereunder and lease such Property to Lessee pursuant to the Lease Agreement is subject to the conditions set forth in this Agreement and the other Operative Documents. Lessee acknowledges and agrees that the duty of Lessee to inspect and accept or reject Property in accordance with the applicable Acquisition Agreements pursuant to this Subparagraph 2.01(c) is to be performed by Lessee on behalf of Lessors as the purchasers of the Property and shall not affect Lessee's acceptance of the Property pursuant to Subparagraph 2.01(b) of the Lease Agreement. All Property accepted by Lessee pursuant to Subparagraph 2.01(b) of the Lease Agreement shall be subject to the terms of the Lease Agreement and the other Operative Documents unless and until such Property is purchased by Lessee, a Designated Purchaser or an Assignee Purchaser pursuant to the Purchase Agreement, notwithstanding any rejection by Lessee or failure by Lessee to accept such Property in accordance with the applicable Acquisition Agreements pursuant to this Subparagraph 2.01(c).

                        (ii) On the first Business Day of each month immediately
                following any month in which Lessee accepts or rejects any Property pursuant to this Subparagraph 2.01(c) (or, in the case of any Property accepted by Lessee prior to the date hereof, on the Closing Date), Lessee shall deliver to Lessor Agent each the following:

                             (A) An irrevocable written notice, in form and
                      substance satisfactory to Lessor Agent, setting forth the Property so accepted or rejected and indicating whether such Property was accepted or rejected; and

                             (B) For all Property identified in such report as
                      having been accepted, (1) a Certificate of Acceptance in the form of Exhibit H, appropriately completed and duly executed by Lessee (an "Acquisition Agreement Acceptance Certificate"), and (2) such Uniform Commercial Code releases and other documents, instruments and agreements as Lessor Agent may reasonably request to release or evidence the release of any Lien the Suppliers or any other Person had in such Property (other than any Lien created in favor of any Lessor Party pursuant to this Agreement or the other Operative Documents).

                        (iii) Not later than ninety (90) days following any
                rejection of any Property pursuant to this Subparagraph 2.01(c), Lessee shall purchase such Property pursuant to Paragraph 2.02 of the Purchase Agreement or replace such Property pursuant to Subparagraph 3.01(b) of the Lease Agreement.

                      (iv) Lessee shall accept or reject all of the Property
               pursuant this Subparagraph 2.01(c) not later than six (6) months after the Commitment Termination Date. If Lessee fails to deliver to Lessor Agent a notice of acceptance or rejection for any of the Property on or prior to such date, Lessee shall be deemed to have accepted such Property and to have made the representations and warranties set forth in an Acquisition Agreement Acceptance Certificate with respect to such Property. If any such Property is so deemed to have been accepted, Lessee shall, not later than five (5) Business Days after such date, deliver to Lessor Agent each of the items set forth in clause (ii)(B) for all such Property, together with such Uniform Commercial Code search certificates from the jurisdictions in which Uniform Commercial Code financing statements and fixture filings are to be filed with respect to the Property reflecting no other financing statements or filings which evidence Liens of other Persons in the Property which are prior to the Liens granted to the Lessor Parties in the Operative Documents.

               (d) Amount Limitations. The Initial Acquisition Advance and each Additional Acquisition Advance (collectively, the "Acquisition Advances") and each Expense Advance made by Lessors (the Acquisition Advances and the Expense Advances to be referred to collectively as the "Advances") shall be subject to the following limitations:

                      (i) The amount of the Initial Acquisition Advance shall
               not exceed the lesser of (A) the aggregate Purchase Date Appraised Values of the Property purchased by Lessors on the Closing Date and (B) the aggregate Acquisition Prices and Permitted Installation Expenses for the Property purchased by Lessors on the Closing Date which has been delivered to a Property Site and has been installed or is ready for installation;

                      (ii) The aggregate amount of the Additional Acquisition
               Advances made during each Installation Period shall not exceed the lesser of (A) the aggregate Purchase Date Appraised Values for the Property purchased by Lessors during such Installation Period and (B) the aggregate Acquisition Prices and Permitted Installation Expenses for such Property which has been delivered to a Property Site and has been installed or is ready for installation during such Installation Period; and

                      (iii) The aggregate amount of all Advances made by Lessors
               (including all Acquisition Advances and Expense Advances) shall not exceed the lesser of (A) Two Hundred Fifty Million Dollars ($250,000,000) (the "Total Commitment") and (B) the sum of the following (1) the Expiration Date Appraised Values of the Property with respect to the then applicable Scheduled Expiration Date for the Lease Supplement to which such Property is subject plus (2) all payments of the Fixed Component of Base Rent scheduled to be made by Lessee pursuant to each Lease Supplement prior to its Scheduled Expiration Date.

        2.02 Participation Agreement.

               (a) Advances. Subject to the terms and conditions of this Agreement, each Participant severally, unconditionally and irrevocably agrees with Lessors to participate in each Advance made by Lessors in an amount equal to such Participant's Proportionate Share of such Advance; provided, however, that the aggregate amount of each Participant's Proportionate Share of all Advances shall not exceed such Participant's Commitment. Each Participant shall fund its Proportionate Share of each Advance as provided in Subparagraph 2.05(a). The amount of each Advance shall be included in the Outstanding Lease Amount of a Lease Supplement and shall be allocated to the Tranche A Portion, the Tranche B Portion and, to the extent necessary or reasonably prudent, the Equity Portion of such Lease Supplement in order to have the Lease Agreement classified as an operating lease under GAAP, including FASB 13, and set forth in a schedule attached to such Lease Supplement, which schedule shall be approved by Lessee and Lessor Agent; provided, however, that none of the Equity Portion of such Lease Supplement shall be allocated to any Participant which has not previously agreed to be an Equity Participant. Each Participant's Proportionate Share of the Outstanding Lease Amount of such Lease Supplement shall consist of such Participant's Tranche A Portion, Tranche B Portion and Equity Portion as set forth in a schedule attached to such Lease Supplement.

               (b) Payments. In consideration of each Participant's participation in each Advance made by Lessors, such Participant shall participate in the payments made by Lessee under this Agreement and the other Operative Documents as provided in Paragraph 2.06.

               (c) Other Rights of Participants and Agent.

                      (i) Until all amounts payable to Agent and Participants
               under this Agreement and the other Operative Documents are paid in full, Lessee shall deliver all notices under this Agreement and the other Operative Documents to Agent at the office or facsimile number and during the hours specified in Paragraph
               7.01. Any notice specified in this Agreement or the other Operative Documents to be delivered to Lessor Agent may be delivered to Agent, and Lessor Agent shall promptly deliver copies of any notices it receives from Lessee to Agent. Agent shall promptly furnish to each Lessor and Participant copies of each such notice and, in the case of each request for an Advance, shall notify each Participant of the amount of its Proportionate Share of the Advance requested thereby.

                      (ii) Lessors and Lessor Agent are not agents for
               Participants or Agent and may exercise or refrain from exercising their rights under this Agreement and the other Operative Documents in their discretion; provided, however that, until all amounts payable to Agent and Participants under this Agreement and the other Operative Documents are paid in full,
               (A) Lessors and Lessor Agent shall, subject to the limitations set forth in Section 6, be required to act or to refrain from acting upon instructions of the Required Participants as provided in Paragraph 6.03 and (B) Agent may exercise any or all of the rights and remedies of Lessors and Lessor Agent, and shall be entitled to the other benefits afforded Lessors and Lessor Agent, under this Agreement and the other Operative Documents and all notices and other deliveries to be made to any Lessor or Lessor Agent by or on behalf of Lessee shall be made to Agent.

                      (iii) Neither Agent nor any Participant shall have any
               right, title or interest in the Property, except for Lessors' ownership interest in the Property as a result of their acquisition of the Property pursuant to the Operative Documents and the Lien in the Property granted to Agent, for the benefit of the Participants, in the Lessor Security Agreement.

                      (iv) Subject to Section 6, each Lessor and Lessor Agent
               shall perform each of its obligations under the Operative Documents, including all obligations owed to Agent or any Participant.

        2.03. Advance Requests, Etc.

               (a) Initial Advance Request. Lessee shall request Lessors to purchase the Property identified in Lease Supplement No. 1 and advance the Permitted Transaction Expenses (the "Initial Advance") by delivering to Agent an irrevocable written request in the form of Exhibit D, appropriately completed (the "Initial Advance Request"), which specifies, among other things:

                      (i) The amount of the Initial Acquisition Advance, which
               shall be in the amount of the lesser of (A) the aggregate Purchase Date Appraised Values of the Property identified in Lease Supplement No. 1 and (B) the aggregate Acquisition Prices and Permitted Installation Expenses for such Property;

                      (ii) The amount of the Permitted Transaction Expenses to
               be paid with the proceeds of any Expense Advance; and

                      (iii) The date of the Initial Advance, which shall be a
               Business Day on or prior to March 31, 2000.

               (b) Additional Advance Requests. Lessee shall request Lessors to make an Additional Acquisition Advance or an additional Expense Advance by delivering to Agent an irrevocable written request in the form of Exhibit E, appropriately completed (an "Additional Advance Request"), which specifies, among other things:

                      (i) The amount of such Advance, which (A) shall be in the
               minimum amount of $5,000,000 (or, if less, the Unused Total Commitment), and (B) in the case of an Additional Acquisition Advance, when aggregated with all prior Additional Acquisition Advances made during the same Installation Period, shall not exceed the lesser of (y) the aggregate Purchase Date Appraised Values of all Property purchased or to be purchased with the proceeds of such Additional

               Acquisition Advances which has been delivered to a Property Site and has been installed or is ready for installation during such Installation Period and (z) the aggregate Acquisition Prices and Permitted Installation Expenses for all such Property;

                      (ii) The date of such Advance, which shall be the last
               Business Day of any fiscal month prior to or as of the Commitment Termination Date;

                      (iii) In the case of an Additional Acquisition Advance,
               each item of Equipment to be purchased including the Supplier, model, serial number, delivery date, internal order number, Acquisition Price, Unpaid Acquisition Price, Permitted Installation Expenses, Purchase Price Appraised Value, Expiration Date Appraised Values and the Property Site where such Property will be installed; and

                      (iv) In the case of an Expense Advance, the Permitted
               Transaction Expenses to be paid with the proceeds of such Expense Advance.

               (c) Delivery of Advance Requests. Etc. Lessee shall deliver (i) the Initial Advance Request to Agent at least three (3) Business Days before the Closing Date, and (ii) each Additional Advance Request to Agent at least three (3) Business Days before the date of the requested Advance. The Initial Advance Request and each Additional Advance Requests (collectively, "Advance Requests") shall be delivered by first-class mail or facsimile as required by Subparagraph 2.02(c) and Paragraph 7.01; provided, however, that Lessee shall promptly deliver to Agent the original of any Advance Request initially delivered by facsimile.

        2.04.  Fees.

               (a) Agent's Fees. Lessee shall pay to Agent, for its own account, agent's fees in the amounts and at the times set forth in the Agent's Letter (the "Agent's Fees").

               (b) Commitment Fees. Lessee shall pay to Agent, for the ratable benefit of the Participants as provided in clause (ii) of Subparagraph 2.06(c), commitment fees (the "Commitment Fees") equal to the per annum percentage which is determined pursuant to the Pricing Grid of the daily average Unused Total Commitment for the period beginning on the date of this Agreement and ending on the Commitment Termination Date. Lessee shall pay the Commitment Fees in arrears on the last Business Day in each March, June, September and December (commencing June 30, 2000) and on the Commitment Termination Date (or if the Total Commitment is cancelled on a date prior to such day, on such prior date).

        2.05.  Funding of Advances.

               (a) Participant Funding and Disbursement. Subject to the terms and conditions of this Agreement, each Participant shall, before 12:00 noon (Chicago time) on the date of each Advance, make available to Agent at its office specified in Paragraph 7.01, in same day or immediately available funds, such Participant's

        Proportionate Share of such Advance. After Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Section 3, Agent will promptly disburse such funds on behalf of Lessors, in same day or immediately available funds, as directed by Lessee in the Advance Request for such Advance.

               (b) Participant Failure to Fund. No Lessor Party shall have any obligation to make an Advance requested hereunder in an amount which exceeds the aggregate amount of funds actually received by Agent from the Participants on account of their respective Proportionate Shares of such Advance.

               (c) Participants' Obligations Several. The failure of any Participant to fund its Proportionate Share of any Advance shall not relieve any other Participant of its obligation hereunder to fund its Proportionate Share of such Advance, and no Participant shall be responsible for the failure of any other Participant to fund its Proportionate Share of any Advance on the date of such Advance.

        2.06.  Sharing of Payments.

               (a) Outstanding Lease Amount. Payments applied to reduce the Outstanding Lease Amount of any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) shall be shared among the Participants as follows:

                      (i) Each payment of the Outstanding Lease Amount of any
               Lease Supplement derived from the Fixed Component of Base Rent for such Lease Supplement (including any payment of the Fixed Component of Base Rent required to be made pursuant to Subparagraph 2.02(b) of the Lease Agreement in connection with the exercise of any Renewal Option) shall be paid to the Tranche A Participants pro rata according to their respective Outstanding Participation Amounts in such Lease Supplement at the time of such payment.

                      (ii) Each payment of the Outstanding Lease Amount of any
               Lease Supplement or Installation Period derived from the purchase price paid by Lessee (or an Assignee Purchaser) to purchase the Property subject to such Lease Supplement or Installation Period pursuant to the Purchase Agreement shall be shared: first, by the Tranche A Participants and the Tranche B Participants pro rata according to their respective Outstanding Participation Amounts in such Lease Supplement or Installation Period at the time of such payment; and second, if any amounts remain after all Outstanding Tranche A Participation Amounts and all Outstanding Tranche B Participation Amounts in such Lease Supplement or Installation Period are paid in full, by the Equity Participants pro rata according to their respective Outstanding Equity Participation Amounts in such Lease Supplement or Installation Period at the time of such payment.

                      (iii) Each payment of the Outstanding Lease Amount of any
               Lease Supplement or Installation Period derived from the Residual Value Guaranty

               Amount applicable to such Lease Supplement or Installation
               Period paid by Lessee pursuant to the Purchase Agreement shall be shared: first, by the Tranche A Participants pro rata according to their respective Outstanding Tranche A Participation Amounts in such Lease Supplement or Installation Period at the time of such payment; second, if any amounts remain after all Outstanding Tranche A Participation Amounts in such Lease Supplement or Installation Period are paid in full, by the Tranche B Participants pro rata according to their respective Outstanding Tranche B Participation Amounts in such Lease Supplement or Installation Period at the time of such payment; and third, if any amounts remain after all Outstanding Tranche A Participation Amounts and all Outstanding Tranche B Participation Amounts in such Lease Supplement or Installation Period are paid in full, by the Equity Participants pro rata according to their respective Outstanding Equity Participation Amounts in such Lease Supplement or Installation Period at the time of such payment.

                      (iv) Each payment of the Outstanding Lease Amount of any
               Lease Supplement or Installation Period derived from:

                             (A) the purchase price paid by a Designated
                      Purchaser to purchase the Property subject to such Lease Supplement or Installation Period pursuant to the Purchase Agreement;

                             (B) The Indemnity Amount paid by Lessee with
                      respect to such Lease Supplement or Installation Period pursuant to the Purchase Agreement;

                             (C) Casualty Proceeds or Condemnation Proceeds
                      related to any of the Property subject to such Lease Supplement or Installation Period; or

                             (D) the purchase price paid by any other Person to
                      purchase the Property subject to such Lease Supplement or Installation Period (whether after the retention of such Property by Lessors following the Expiration Date for such Lease Supplement, upon foreclosure or otherwise);

               shall be shared: first by the Tranche B Participants pro rata according to their respective Outstanding Tranche B Participation Amounts in such Lease Supplement or Installation Period at the time of such payment; second, if any amounts remain after all Outstanding Tranche B Participation Amounts in such Lease Supplement or Installation Period are paid in full, by the Tranche A Participants pro rata according to their respective Outstanding Tranche A Participation Amounts in such Lease Supplement or Installation Period at the time of such payment; and third, if any amounts remain after all Outstanding Tranche B Participation Amounts and all Outstanding Tranche A Participation Amounts in such Lease Supplement or Installation Period are paid in full, by the Equity Participants pro rata according to their respective Outstanding Equity Participation

               Amounts in such Lease Supplement or Installation Period at the time of such payment.

               (b) Variable Component of Base Rent. Each payment applied to the Variable Component of Base Rent of any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, such Installation Period) shall be shared among the Participants as follows: first, to the Tranche A Participants and the Tranche B Participants pro rata according to the respective Outstanding Participation Amounts in such Lease Supplement or Installation Period so funded by such Tranche A Participants and Tranche B Participants; and second, if any amounts remain after the Tranche A Participants and the Tranche B Participants have received full payment of the Variable Component of Base Rent which has accrued with respect to their respective Outstanding Participation Amounts in such Lease Supplement or Installation Period, to the Equity Participants pro rata according to the respective Outstanding Participation Amounts in such Lease Supplement or Installation Period so funded by such Equity Participants.

               (c) Supplemental Rent. Each payment applied to Supplemental Rent among the Lessor Parties shall be shared among the Lessor Parties as follows:

                      (i) Each payment applied to Agent's Fees shall be solely
               for the account of Agent.

                      (ii) Each payment applied to Commitment Fees shall be
               shared as follows: first, by the Tranche A Participants and the Tranche B Participants pro rata according to their respective Proportionate Shares; and second, if any amounts remain after the Tranche A Participants and the Tranche B Participants have received full payment of the Commitment Fees which have accrued with respect to their respective Commitments, by the Equity Participants pro rata according to their respective Proportionate Shares.

                      (iii) Each payment applied to reimburse any Lessor Party
               for any fees, costs and expenses incurred by such Lessor Party shall be solely for the account of such Lessor Party.

                      (iv) Each payment of interest and yield pursuant to
               Subparagraph 2.07(c) shall be shared among the Lessor Parties owed the amount upon which such interest accrues pro rata according to (A) the respective amounts so owed such Lessor Parties and (B) the dates on which such amounts became owing to such Lessor Parties.

                      (v) All other payments under this Agreement and the other
               Operative Documents shall be for the benefit of the Person or Persons specified.

               (d) Disproportionate Payments, Etc. If any Participant shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of amounts owed to it in excess of its ratable share of payments on account of such amounts obtained by all Participants entitled to such payments, such Participant shall forthwith purchase from the other Participants such participations in the payments to be made under the Operative Documents as shall be necessary to cause such purchasing Participant to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Participant, such purchase shall be rescinded and each other Participant shall repay to the purchasing Participant the purchase price to the extent of such recovery together with an amount equal to such other Participant's ratable share (according to the proportion of (i) the amount of such other Participant's required repayment to (ii) the total amount so recovered from the purchasing Participant) of any interest or other amount paid or payable by the purchasing Participant in respect of the total amount so recovered. Lessee agrees that any Participant so purchasing a participation from another Participant pursuant to this Subparagraph 2.06(d) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Participant were the direct creditor of Lessee in the amount of such participation.

        2.07.  Other Payment Terms.

               (a) Place and Manner of Payments by Lessee. Lessee shall make all payments due to any Lessor Party under this Agreement and the other Operative Documents by payments to Agent, for the account of such Person, at Agent's office, located at the address specified in Paragraph 7.01, with each payment due to a Participant to be for the account of such Participant's Applicable Participating Office. Lessee shall make all payments in lawful money of the United States and in same day or immediately available funds not later than 11:00 a.m. (Chicago time) on the date due. Agent shall promptly disburse to the appropriate Person each such payment received by Agent for such Person.

               (b) Date. Whenever any payment due under this Agreement or any other Operative Document shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of Rent, interest or fees, as the case may be, unless such next Business Day falls in another calendar month, in which case such payment shall be due on the immediately preceding Business Day.

               (c) Late Payments. If any amounts required to be paid by Lessee under this Agreement or any other Operative Document (including Rent, interest, fees or other amounts) remain unpaid after such amounts are due and after the expiration of any applicable grace period, Lessee shall pay interest and yield on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Base Rate plus two percent (2.0%), such rate to change from time to time as the Base Rate shall change; provided, however, that, if an Event of Default has occurred and the Rental Rate applicable to the Outstanding Lease Amount of any Lease Supplement is being calculated at the Applicable Margin described in the proviso to the definition of "Applicable Margin," this Subparagraph 2.07(c) shall not apply to late payments applied to the Outstanding Lease Amount of such Lease Supplement.

               (d) Application of Payments. Unless an Event of Default has occurred and is continuing, Lessee may specify that any payment be applied to any amount then due and owing under the Operative Documents in a written notice given to Agent at the time such payment is made. Upon an Event of Default or if Lessee does not so specify the application of any payment, payments under this Agreement and the other Operative Documents shall be applied first to unpaid fees, costs, expenses and other Supplemental Rent then due and payable under this Agreement or any other Operative Document, second to the accrued Variable Component of Base Rent then due and payable under this Agreement or any other Operative Document and finally to the Fixed Component of Base Rent or otherwise to reduce the Outstanding Lease Amount of the Lease Supplements.

               (e) Failure to Pay Agent. Unless Agent shall have received notice from Lessee at least one (1) Business Day prior to the date on which any payment is due to Lessors or the Participants under this Agreement or the other Operative Documents that Lessee will not make such payment in full, Agent may assume that Lessee has made such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be distributed to the appropriate Persons on such due date an amount equal to the amount then due such Persons. If and to the extent Lessee shall not have so made such payment in full to Agent, each such Person shall repay to Agent forthwith on demand such amount distributed to such Person together with interest thereon, for each day from the date such amount is distributed to such Person until the date such Person repays such amount to Agent, at (i) the Federal Funds Rate for the first three (3) days and (ii) the Base Rate plus two percent (2.0%) thereafter, such rate to change from time to time as the Base Rate shall change. A certificate of Agent submitted to any Person with respect to any amounts owing by such Person under this Subparagraph 2.07(e) shall be conclusive absent manifest error.

        2.08.  Commitment Reductions.

               (a) Reduction or Cancellation of Total Commitment. Lessee may, at any time prior to the Commitment Termination Date, upon three (3) Business Days written notice to Agent, permanently reduce the Total Commitment by the amount of Five Million Dollars ($5,000,000) or an integral multiple of One Million Dollars ($1,000,000) in excess thereof or cancel the Total Commitment in its entirety.

               (b) Effect of Commitment Reductions. From the effective date of any reduction of the Total Commitment, the Commitment Fees shall be computed on the basis of the Total Commitment as so reduced. Once reduced or cancelled, the Total Commitment may not be increased or reinstated without the prior written consent of all Lessors and Participants. Any reduction of the Total Commitment pursuant to this Paragraph 2.08 shall be applied ratably to reduce each Participant's Commitment pro rata in accordance with its Proportionate Share.

        2.09. Reallocation of Outstanding Lease Amount upon Renewal. Upon the exercise by Lessee of any Renewal Option with respect to any Lease Supplement on the terms and conditions set forth in Subparagraph 2.02(b) of the Lease Agreement, if required in order to have the Lease Agreement and the other Operative Documents classified as an operating lease under GAAP, including FASB 13, the Outstanding Lease Amount of such renewed Lease Supplement (after any payment of the Fixed Component of Base Rent required in order to exercise such Renewal Option) shall be reallocated among the Tranche A Portion, the Tranche B Portion and, to the extent necessary or reasonably prudent, the Equity Portion of such renewed Lease Supplement and the Fixed Component of Base Rent and the Residual Value Guaranty Amount shall be redetermined for such renewed Lease Supplement and an amendment to such Lease Supplement setting forth such amounts shall be executed as approved by Lessee and Lessor Agent; provided, however, that none of the Equity Portion of such renewed Lease Supplement shall be reallocated to any Participant which was not an Equity Participant prior to the exercise of such Renewal Option.

        2.10. Nature of the Transactions. Lessee and the Lessor Parties intend that the transactions evidenced by this Agreement and the other Operative Documents constitute operating leases pursuant to GAAP, including FASB 13, for accounting purposes and loans secured by the Property for other purposes, including federal, state and local income tax purposes and for the purposes of commercial law and bankruptcy law. Lessee and the Lessor Parties intend that the Operative Documents have the dual form referred to in the first sentence of this paragraph, notwithstanding the use of the lease form alone.

               (a) Tax Treatment. For purposes of all income, franchise and other taxes imposed upon or measured by income, Lessee and Lessor Parties intend that the transactions evidenced by the Operative Documents shall be treated as loans by the Participants (through Lessors) to Lessee secured by the Property, with Lessee as owner of the Property. Lessee and the Lessor Parties shall take reporting positions on their respective returns, reports and statements which are consistent with such treatment, unless required to do otherwise by an appropriate taxing authority after the completion of judicial proceedings at which Lessee has had a full and complete opportunity to present its position or after a clearly applicable change in applicable Governmental Rules; provided, however, that if an appropriate taxing authority or a clearly applicable change in applicable Governmental Rules requires any Lessor Party to take such an inconsistent position, such Lessor Party shall promptly notify Lessee.

               (b) Other Legal Treatment. For purposes of commercial law and bankruptcy law, Lessee and Lessor Parties also intend that the transactions evidenced by the Operative Documents shall be treated as loans by the Participants (through Lessors) to Lessee secured by the Property, with Lessee as owner of the Property. Consistent with such treatment, Lessee and the Lessor Parties intend that, among other things for such purposes, (i) the Advances be treated as loans to Lessee by the Participants (through Lessors); (ii) the Advances be secured by the Property and the Lessor Parties have the rights and remedies of secured lenders; (iii) the Variable Component of Base Rent be treated as interest and yield on the Advances; (iv) Lessee be required to pay on the Expiration Date for each Lease Supplement only the Residual Value Guaranty Amount, the Indemnity Amount and the other amounts applicable to such Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) required by clause (ii) of Subparagraph 4.06(a) of the Purchase Agreement if Lessee exercises the Marketing Option in accordance with the Purchase Agreement (or clause (iii) of Subparagraph 4.06(a) if Lessors are retaining the Property); and (v) Lessee be required to pay on the Termination Date the Outstanding Lease Amount of each Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) and all other amounts outstanding under this Agreement and the other Operative Documents (including amounts required by clause (i) of Subparagraph 4.06(a) of the Purchase Agreement) if the Lease Agreement is terminated after an Event of Default occurs under the Lease Agreement or if Lessee fails to or is otherwise not entitled to exercise the Marketing Option in accordance with the Purchase Agreement.

               (c) No Reliance by Lessee. Lessee acknowledges and agrees that no Lessor Party has made any representations or warranties to Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

        2.11.  Security and Subordination.

               (a) Lessee Obligations.

                      (i) To the extent that the transactions evidenced by the
               Lease Agreement, Purchase Agreement and other Operative Documents are treated as loans by the Participants (through Lessors) to Lessee secured by the Property, with Lessee as owner of the Property pursuant to Paragraph 2.10, the Lessee Obligations shall be secured by the Property Collateral as provided in Paragraph
               2.06 of the Lease Agreement.

                      (ii) In addition to the Property Collateral, the Lessee
               Obligations shall be secured by the Cash Collateral that is the portion of any Acquisition Advance equal to the aggregate Unpaid Acquisition Prices of the Equipment purchased with such Acquisition Advance which is disbursed to Lessor Agent and that continues to be held as Cash Collateral until it is to be disbursed in accordance with the Lease Agreement.

                      (iii) Lessee shall deliver to Agent such additional
               security agreements, pledge agreements, lessor consents and estoppels (containing appropriate mortgagee and lender protection language) and other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) as Agent may reasonably request to (A) grant, perfect, maintain, protect and evidence security interests in favor of Lessors for the benefit of the Lessor Parties in the Property

               Collateral and Cash Collateral prior to the Liens or other interests of any Person, except in the case of Property Collateral for Permitted Property Liens; and (B) otherwise establish, maintain, protect and evidence the rights provided to Lessors and Agent in the Property Collateral. Lessee shall cooperate in all commercially reasonable respects with Agent and perform all additional acts reasonably requested by Agent to effect the purposes of this Subparagraph 2.11(a)(iii).

                      (iv) The Lessee Obligations arising under this Agreement
               and the other Operative Documents shall be "Designated Senior Debt" for the purposes of any indenture or other document creating or evidencing Subordinated Debt and such Subordinated Debt shall be subordinated to the Lessee Obligations on terms no more favorable to the holders of Subordinated Debt than those attached as Exhibit I hereto.

               (b)    Lessor Obligations.

                      (i) The Lessor Obligations shall be secured by a Security
               Agreement in the form of Exhibit F, duly executed by Lessors and Lessor Agent (the "Lessor Security Agreement").

                      (ii) Lessors and Lessor Agent shall deliver to Agent such
               additional security agreements, pledge agreements, lessor consents and estoppels (containing appropriate mortgagee and lender protection language) and other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) as Agent may reasonably request to (A) grant, perfect, maintain, protect and evidence security interests in favor of Agent in Lessors' rights in the Property Collateral and Cash Collateral prior to the Liens or other interests of any Person; and (B) otherwise establish, maintain, protect and evidence the rights provided to Agent in the Property Collateral and Cash Collateral. Lessors and Lessor Agent shall cooperate in all commercially reasonable respects with Agent and perform all additional acts reasonably requested by Agent to effect the purposes of this Subparagraph 2.11(b)(ii).

                      (iii) Lessee hereby consents to the Lessor Security
               Agreement, the Liens granted to Agent therein, and all other Liens granted to Agent in any of the Operative Documents and the Property to secure the Lessor Obligations.

        2.12.  Change of Circumstances.

               (a) Inability to Determine Rates. If, on or before the first day of any Rental Period for any Portion, (i) any Participant shall advise Agent that the LIBOR Rental Rate for such Rental Period cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances affecting the London interbank market or (ii) any Participant shall advise Agent that the LIBOR Rental Rate for such Rental

        Period does not adequately and fairly reflect the cost to such Participant of funding its share of such Portion, Agent shall immediately give notice of such condition to Lessee, Lessors and the other Participants. After the giving of any such notice (and until Agent shall otherwise notify Lessee and Lessors that the circumstances giving rise to such condition no longer exist), the LIBOR Rental Rate shall be unavailable and the Rental Rate for each new Rental Period shall be the Alternate Rental Rate.

               (b) Illegality. If, after the date of this Agreement, the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by any Lessor or Participant with any request or directive (whether or not having the force of law) of any Governmental Authority, except for any such adoption or change publicly announced prior to the date of this Agreement (a "Change of Law") shall make it unlawful or impossible for any Lessor or Participant to fund or maintain its portion of the Outstanding Lease Amount of any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) at the LIBOR Rental Rate, such Lessor or Participant shall immediately notify Agent and Agent shall immediately notify Lessee and the other Lessors and Participants of such Change of Law. After the giving of any such notice (and until Agent shall otherwise notify Lessee and Lessors that such Change of Law is no longer in effect), the LIBOR Rental Rate shall be unavailable and the Rental Rate for each Rental Period shall be the Alternate Rental Rate.

               (c) Increased Costs. If, after the date of this Agreement, any Change of Law:

                      (i) Shall subject any Lessor or Participant to any tax,
               duty or other charge with respect to the Outstanding Lease Amount of any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), or shall change the basis of taxation of Base Rent payments by Lessee to any Lessor or Participant under this Agreement or any other Operative Document (except for changes in the rate of taxation on the overall net income of any Lessor or Participant that exceed the rate of taxation that would have been imposed had the transactions contemplated by the Operative Documents been characterized as loans); or

                      (ii) Shall impose, modify or hold applicable any reserve
               (excluding any Reserve Requirement or other reserve to the extent included in the calculation of the LIBOR Rental Rate), special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any Lessor or Participant for its portion of the Outstanding Lease Amount of any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period); or

                      (iii) Shall impose on any Lessor or Participant any other
               condition related to the Outstanding Lease Amount of any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), the Base Rent payable with respect thereto or such Lessor's or Participant's commitments hereunder;

        And the effect of any of the foregoing is to increase the cost to such Lessor or Participant of funding or maintaining its portion of the Outstanding Lease Amount of any Lease Supplement or Installation Period or commitments or to reduce any amount receivable by such Lessor or Participant hereunder; then Lessee shall from time to time within twenty
        (20) days after written demand by such Lessor or Participant, pay to such Lessor or Participant additional amounts sufficient to reimburse such Lessor or Participant for such increased costs or to compensate such Lessor or Participant for such reduced amounts; provided, however, that Lessee shall have no obligation to make any payment to any demanding party under this Subparagraph 2.12(c) on account of any such increased costs or reduced amounts relating to any Rental Period that ended more than six (6) months prior to such demanding party's first demand for payment (or, if any increased costs or reduced amounts do not relate to a particular Rental Period, on account of any such increased costs or reduced amounts about which the demanding party first knew or should have known more than six (6) months prior to its first demand for payment). A certificate setting forth in reasonable detail the amount of such increased costs or reduced amounts, submitted by such Lessor or Participant to Lessee shall constitute prima facie evidence of such costs or amounts. The obligations of Lessee under this Subparagraph 2.12(c) shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

               (d) Capital Requirements. If any Lessor or Participant determines that (i) any Change of Law occurring after the date of this Agreement affects the amount of capital required to be maintained by such Person or any other Person controlling such Person (a "Capital Adequacy Requirement") and (ii) the amount of capital maintained by such Person or such other Person which is attributable to or based upon the Advances, the commitments or this Agreement must be increased as a result of such Change of Law (taking into account such Person's or such other Person's policies with respect to capital adequacy), Lessee shall pay to such Person or such other Person, within twenty (20) days after written demand of such Person, such amounts as such Person or such other Person reasonably shall determine are necessary to compensate such Person or such other Person for the increased costs to such Person or such other Person of such increased capital; provided, however, that Lessee shall have no obligation to make any payment to any demanding party under this Subparagraph 2.12(d) on account of any such increased costs relating to any Rental Period that ended more than twelve (12) months prior to such demanding party's first demand for payment (or, if any increased costs do not relate to a particular Rental Period, on account of any such increased costs about which the demanding party first knew or should have known more than twelve (12) months prior to its first demand for payment). A certificate of any Lessor or Participant setting forth in reasonable detail the computation of any such increased costs, delivered by such Person to Lessee, shall constitute prima facie evidence of such increased costs. The obligations of Lessee under this Subparagraph 2.12(d) shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

               (e) Mitigation. If any Lessor or Participant becomes aware of (i) any Change of Law which will make it unlawful or impossible for such Person to fund or maintain its portion of the Outstanding Lease Amount of any Lease Supplement or Installation Period at the LIBOR Rental Rate or (ii) any Change of Law or other event or condition which will obligate Lessee to pay any amount pursuant to Subparagraph 2.12(c) or Subparagraph 2.12(d), such Person shall notify Lessee and Agent thereof as promptly as practical. If any Person has given notice of any such Change of Law or other event or condition and thereafter becomes aware that such Change of Law or other event or condition has ceased to exist, such Person shall notify Lessee and Agent thereof as promptly as practical. Each Person affected by any Change of Law which makes it unlawful or impossible for such Person to fund or maintain its portion of the Outstanding Lease Amount of any Lease Supplement or Installation Period at the LIBOR Rental Rate or to which Lessee is obligated to pay any amount pursuant to Subparagraph 2.12(c) or Subparagraph 2.12(d) shall use reasonable commercial efforts (including changing the jurisdiction of its Applicable Participating Office) to avoid the effect of such Change of Law or to avoid or materially reduce any amounts which Lessee is obligated to pay pursuant to Subparagraph 2.12(c) or Subparagraph 2.12(d) if, in the reasonable opinion of such Person, such efforts would not adversely affect such Person or be contrary to such Person's normal banking practices.

        2.13.  Taxes on Payments.

               (a) Payments Free of Taxes. All payments made by Lessee under this Agreement and the other Operative Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future Indemnified Taxes, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority. If any Indemnified Taxes are required to be withheld from any amounts payable to any Lessor Party hereunder or under the other Operative Documents, the amounts so payable to such Lessor Party shall be increased to the extent necessary to yield to such Lessor Party (after payment of all Indemnified Taxes) the Base Rent or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Operative Documents. Whenever any Indemnified Taxes are payable by Lessee, as promptly as possible thereafter, Lessee shall send to Agent for its own account or for the account of such Lessor or Participant, as the case may be, a certified copy of an original official receipt received by Lessee showing payment thereof. If Lessee fails to pay any Indemnified Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Lessee shall indemnify the Lessor Parties for any incremental taxes, interest or penalties that may become payable by the Lessor Parties as a result of any such failure. The obligations of Lessee under this Subparagraph 2.13(a) shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

               (b) Withholding Exemption Certificates. On or prior to the date any Lessor or Participant becomes a party to this Agreement, any such Lessor or Participant which is not organized under the laws of the United States of America or a state thereof shall deliver to Lessee and Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI (or successor applicable form), as the case may be, certifying in each case that such Lessor or Participant, as the case may be, is entitled to receive payments under this Agreement and the other Operative Documents without deduction or withholding of any United States federal income taxes. Each Person which delivers to Lessee and Agent a Form W-8BEN or W-8ECI pursuant to the immediately preceding sentence further undertakes to deliver to Lessee and Agent two further copies of Form W-8BEN or W-8ECI (or successor applicable forms), or other manner of certification or procedure, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to Lessee and Agent, and such extensions or renewals thereof as may reasonably be requested by Lessee or Agent, certifying in the case of a Form W-8BEN or W-8ECI that such Person is entitled to receive payments under this Agreement and the other Operative Documents without deduction or withholding of any United States federal income taxes, unless in any such cases an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent a Lessor or Participant from duly completing and delivering any such form with respect to it and such Lessor or Participant advises Lessee and Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

               (c) Mitigation. If any Lessor Party claims any additional amounts to be payable to it pursuant to this Paragraph 2.13, such Lessor Party shall use reasonable commercial efforts to file any certificate or document requested in writing by Lessee (including copies of Internal Revenue Service Form W-8BEN (or successor forms) reflecting a reduced rate of withholding) or to change the jurisdiction of its Applicable Participating Office if the making of such a filing or such change in the jurisdiction of its Applicable Participating Office would avoid the need for or materially reduce the amount of any such additional amounts which may thereafter accrue and if, in the reasonable opinion of a Participant, in the case of a change in the jurisdiction of its Applicable Participating Office, such change would not adversely affect such Person or be contrary to such Person's normal banking practices.

               (d) Tax Returns. Nothing contained in this Paragraph 2.13 shall require any Lessor Party to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

        2.14. Funding Loss Indemnification. If (a) Lessee shall pay any Portion of the Outstanding Lease Amount of any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) on any day other than the last day of a Rental Period therefor (whether an optional payment, a mandatory payment or otherwise), (b) Lessee shall cancel or otherwise fail to consummate any Advance Request which has been delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise) or (c) at the request of Lessee, any affected Participant shall be replaced pursuant to clause (d) or (e) of Paragraph 2.15 on any day other than the last day of a Rental Period for the Outstanding Participation Amount being assigned to a replacement Participant, Lessee shall, within twenty (20) days after written demand by any Lessor or Participant, reimburse such Person for and hold such Person harmless from all reasonable costs and losses incurred by such Person as a result of such payment, cancellation or failure; provided, however, that Lessee shall have no obligation to make any payment to any demanding Person under this Paragraph 2.14 on account of any such costs or losses unless Lessee receives notice of such costs and losses from the demanding Person within six
(6) months after they are incurred or realized. Lessee understands that such costs and losses may include, without limitation, losses incurred by a Lessor or Participant as a result of funding and other contracts entered into by such Person to fund its portion of the Outstanding Lease Amount (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) of any Lease Supplement or Installation Period. Each Person demanding payment under this Paragraph 2.14 shall deliver to Lessee, with a copy to Agent, a certificate setting forth the amount of costs and losses for which demand is made, which certificate shall set forth in reasonable detail the calculation of the amount demanded. Such a certificate so delivered to Lessee shall constitute prima facie evidence of such costs and losses. The obligations of Lessee under this Paragraph 2.14 shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

        2.15. Replacement of Participants. If any Participant shall (a) become a Defaulting Participant more than one (1) time in a period of twelve (12) consecutive months, (b) continue as a Defaulting Participant for more than five
(5) Business Days at any time, (c) deliver, pursuant to Subparagraph 2.12(a), a notice that any LIBOR Rental Rate cannot be adequately and reasonably determined or that any LIBOR Rental Rate does not adequately and fairly reflect the cost to such Participant of funding its share of any Portion and such a notice is not delivered by any other Participant, (d) deliver, pursuant to Subparagraph 2.12(b), a notice of a Change of Law which does not affect any other Participant, or (e) demand any payment under Subparagraph 2.12(c), 2.12(d) or 2.13(a) for a reason which is not applicable to any other Participant, then Agent may (or upon the written request of Lessee if no Event of Default has occurred and is continuing, shall) replace such Participant (the "affected Participant"), or cause such affected Participant to be replaced, with another financial institution (the "replacement Participant") satisfying the requirements of an Eligible Assignee under Subparagraph 7.05(b), by having the affected Participant sell and assign all of its rights and obligations under this Agreement and the other Operative Documents to the replacement Participant pursuant to Subparagraph 7.05(b); provided, however, that if Lessee seeks to exercise such right, it must do so within sixty (60) days after it first receives notice of the event, condition or demand giving rise to such right, and no Lessor Party shall have any obligation to identify or locate a replacement Participant for Lessee. Upon receipt by any affected Participant of a written notice from Agent stating that Agent is exercising the replacement right set forth in this Paragraph 2.15, such affected Participant shall sell and assign all of its rights and obligations under this Agreement and the other Operative Documents to the replacement Participant pursuant to an Assignment Agreement and Subparagraph 7.05(b) for a purchase price equal to the sum of its portion of the Outstanding Lease Amount of each Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), the accrued and unpaid portion of the Base Rent relating to such portion, all amounts payable under Paragraph 2.14, and its ratable share of all fees to which it is entitled.


SECTION 3.     CONDITIONS PRECEDENT.

        3.01. Initial Acquisition Advance. The obligations of Lessors to purchase Property with the Initial Acquisition Advance (and the obligations of the Participants to fund their respective Proportionate Shares of the Initial Acquisition Advance) are subject to receipt by Agent, on or prior to the Closing Date, of each item listed in Schedule 3.01, each in form and substance reasonably satisfactory to Agent, and with sufficient copies for, Agent and each Lessor and Participant.

        3.02. Additional Acquisition Advances. The obligations of Lessors to make each Additional Acquisition Advance (and the obligations of the Participants to fund their respective Proportionate Shares of such Additional Acquisition Advance) are subject to satisfaction of the conditions set forth in Paragraph 3.01 and Schedule 3.01 (unless such conditions were previously satisfied at the time of the Initial Acquisition Advance or have been permanently waived) and receipt by Agent, on or prior to the date of such Additional Acquisition Advance, of each of the following, each in form and substance reasonably satisfactory to Agent, and with sufficient copies for, Agent and each Lessor and Participant:

               (a) An Additional Advance Request, appropriately completed, duly executed and delivered by Lessee in accordance with Subparagraph 2.03(b);

               (b) Bills of sale for all Property to be purchased with the proceeds of such Additional Acquisition Advance, identifying such Property by Supplier, model, serial number, delivery date, internal order number, Acquisition Price and the Property Site where such Property will be installed and showing Lessors as purchaser;

               (c) Such Uniform Commercial Code financing statements and fixture filings, or amendments to the Uniform Commercial Code financing statements and fixture filings previously filed, for filing in such jurisdictions as Agent may reasonably request to perfect the Liens created in such Property in favor of the Lessor Parties pursuant to the Operative Documents;

               (d) Such Uniform Commercial Code releases and other documents, instruments and agreements as Agent may reasonably request to release or evidence the release of any Lien the Suppliers or any other Person had in such Property (other than any Permitted Property Liens); and

               (e) If the Property to be purchased with the proceeds of such Additional Acquisition Advance was not included in the Closing Date Appraisal, an Appraisal of such Property on or as of a recent date prior to such Additional Acquisition Advance that assesses at that time (i) the Fair Market Value and remaining useful life of such Property on such date and (ii) the Fair Market Value and remaining useful life of such Property on the original Scheduled Expiration Date for the Lease Supplement in which such Property will be included and each subsequent Scheduled Expiration Date assuming such Scheduled Expiration Date is extended by the exercise of each Renewal Option.

        3.03. Expense Advances. The obligations of Lessors to make each Expense Advance (and the obligations of the Participants to fund their respective Proportionate Shares of such Advance) are subject to (a) satisfaction of the conditions set forth in Paragraph 3.01 and Schedule 3.01 (unless such conditions were previously satisfied at the time of the Initial Acquisition Advance or have been permanently waived) and (b) receipt by Agent pursuant to Subparagraph 2.03(a) of the Initial Advance Request (in the case of any Expense Advance requested to be made on the Closing Date) or receipt by Agent pursuant to Subparagraph 2.03(b) of the Additional Advance Request (in the case of any Expense Advance requested to be made after the Closing Date), each such Advance Request appropriately completed and duly executed by Lessee.

        3.04. Other Conditions Precedent. The occurrence of each Credit Event (including the making of each Advance by Lessors and the funding of each Advance by the Participants) is subject to the further conditions that, on the date such Credit Event is to occur and after giving effect to such Credit Event, the following shall be true and correct:

               (a) The representations and warranties of Lessee set forth in Paragraph 4.01 and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date); and

               (b) No Default has occurred and is continuing or will result from such Credit Event.

The submission by Lessee to Agent of each Advance Request, Notice of Rental Period Selection, Notice of Renewal Option Exercise, Notice of Partial Purchase Option Exercise, Notice of Term Purchase Option Exercise and Notice of Marketing Option Exercise shall be deemed to be a representation and warranty by Lessee that each of the statements set forth above in this Paragraph 3.04 is true and correct as of the date of such request and notice.

        3.05. Covenant to Deliver. Unless a condition is waived by Agent, Lessee agrees (not as a condition but as a covenant) to deliver to Agent each item required to be delivered to Agent as a condition to each Advance if such Advance is made. Lessee expressly agrees that the making of any Advance prior to the receipt by Agent of any such item shall not constitute a waiver by Agent or any Lessor or Participant of Lessee's obligation to deliver such item, unless expressly waived in writing by Agent.


SECTION 4.     REPRESENTATIONS AND WARRANTIES.

        4.01. Lessee's Representations and Warranties. In order to induce the Lessor Parties to enter into this Agreement and the other Operative Documents to which they are parties, Lessee hereby represents and warrants to the Lessor Parties as follows:

               (a) Organization and Powers. Each of Lessee and its Significant Subsidiaries is a corporation or partnership duly organized or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, is qualified to do business and is in good standing in each jurisdiction in which the failure so to qualify or be in good standing would result in a Material Adverse Effect and has all requisite power and authority to own its assets and carry on its business and, with respect to Lessee, to execute, deliver and perform its obligations under the Operative Documents.

               (b) Authorization: No Conflict. The execution, delivery and performance by Lessee of the Operative Documents to which it is a party have been duly authorized by all necessary corporate action of Lessee and do not and will not (i) contravene the terms of the certificate or articles, as the case may be, of incorporation and the bylaws of Lessee or result in a breach of or constitute a material default under any material Contractual Obligation to which Lessee is a party or by which it or its properties may be bound or affected; or (ii) violate in any material respect any provision of Governmental Rule binding on or affecting Lessee.

               (c) Binding Obligation. The Operative Documents to which Lessee is a party constitute, or when delivered under this Agreement will constitute, legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with their respective terms, except to the extent the enforceability thereof would be subject to bankruptcy, insolvency, receivership or similar laws providing relief from creditors, or principles of equity generally.

               (d) Governmental Consents. No authorization, consent, approval, license, exemption of, or filing or registration with, any Governmental Authority, or approval or consent of any other Person, is required for the due execution, delivery or performance by Lessee of any of the Operative Documents.

               (e) No Defaults. Neither Lessee nor any of its Significant Subsidiaries is in default under any material Contractual Obligation or Governmental Rule to which it is a party or by which it or its properties may be bound which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect.

               (f) Title to Properties. Lessee and each Significant Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. The property of Lessee and its Significant Subsidiaries is subject to no Liens, other than Liens permitted under Subparagraph 5.04(a).

               (g) Litigation. Except as set forth in Schedule 4.01(g), there are no actions, suits or proceedings pending or, to the best of Lessee's knowledge, threatened against or affecting Lessee or any of its Significant Subsidiaries or the properties of Lessee or any of its Significant Subsidiaries before any Governmental Authority or arbitrator which is likely to be determined adversely to Lessee or any such Subsidiary and would be reasonably likely to result in a Material Adverse Effect.

               (h) Compliance with Consents and Licenses. Every consent required by Lessee or any Significant Subsidiary (including those required under or pursuant to any Environmental Law) in connection with the conduct of its business and the ownership, use, exploitation or occupation of its property and assets has been obtained and is in full force and effect and there has not been any default in the observance of the conditions and restrictions (if any) imposed in, or in connection with, any of the same, except where the failure to obtain any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

               (i) Compliance with Environmental Law. Except as set forth in
        Schedule 4.01(i), to the best of Lessee's knowledge after due investigation, (i) the properties of Lessee and its Subsidiaries do not contain and have not previously contained (at, under, or about any such property) any Hazardous Substances or other contamination (A) in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, any Environmental Laws, in either case where such violation or liability could reasonably be expected to result in a Material Adverse Effect, (B) which could interfere with the continued operation of such property, or (C) which could materially impair the fair market value thereof; and (ii) there has been no transportation or disposal of Hazardous Substances from, nor any release or threatened release of Hazardous Substances at or from, any property of Lessee or any of its Subsidiaries in violation of or in any manner could give rise to liability under any Environmental Laws, where such violation or liability, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

               (j) Governmental Regulation. Neither Lessee nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act, any state public utilities code or any other federal or state statute or regulation limiting its ability to incur Indebtedness.

               (k)    ERISA.

                      (i) Except as specifically disclosed to the Lessor Parties in writing prior to the date of this Agreement: (A) each Plan is in compliance in all material respects with the applicable provisions of ERISA, the IRC and other Governmental Rules; (B) there are no pending, or to the best knowledge of Lessee, threatened, claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect; (C) there has been no prohibited transaction or other violation of the fiduciary responsibility rule with respect to any Plan which could reasonably result in a Material Adverse Effect; (D) no ERISA Event has occurred or is reasonably expected to occur with respect to any Pension Plan; (E) no Pension Plan has any Unfunded Pension Liability; (F) Lessee has not incurred, nor does it reasonably expect to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (G) no trade or business (whether or not incorporated under common control with Lessee within the meaning of Section 414(b), (c), (m) or (a) of the IRC) maintains or contributes to any Pension Plan or other Plan subject to Section 412 of the IRC; and (H) neither Lessee nor any entity under common control with Lessee in the preceding sentence has ever contributed to any Multiemployer Plan.

                      (ii) All employer and employee contributions required by
               any applicable Governmental Rule in connection with all Foreign Plans have been made, or, if applicable, accrued, in accordance with the country-specific accounting practices. The fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Foreign Plan, which actuarial assumptions are commercially reasonable. Each

               Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable Governmental Authorities. Each Foreign Plan reasonably complies in all material respects with all applicable Governmental Rules.

               (l) Significant Subsidiaries. The name and ownership of each Significant Subsidiary of Lessee on the date of this Agreement is as set forth in Schedule 4.01(l). All of the outstanding capital stock of, or other interest in, each such Significant Subsidiary has been validly issued, and is fully paid and nonassessable.

               (m) Margin Regulations. Lessee is not engaged in the business of extending credit for the purpose of purchasing or carrying "margin stock" (within the meaning of Regulation U of the FRB). No part of the proceeds of the Advances will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

               (n) Taxes. Lessee and its Significant Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other Governmental Charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against Lessee or any Significant Subsidiary except those for which adequate reserves have been provided in accordance with GAAP.

               (o) Patents and Other Rights. Each of Lessee and its Significant Subsidiaries possesses all permits, franchises, licenses, patents, trademarks, trade names, service marks, copyrights and all rights with respect thereto, free from maintenance and operation of its business, except where the failure to obtain any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

               (p) Insurance. The properties of Lessee and its Significant Subsidiaries are insured against losses and damages of the kinds and in amounts which are deemed prudent by Lessee in its reasonable business judgment and within the general parameters customary among similarly situated businesses in the industry, and such insurance is maintained with financially sound and reputable insurance companies or pursuant to a plan or plans or self-insurance to such extent as is usual for companies of similar size engaged in the same or similar businesses and owning similar properties.

               (q) Financial Statements. The audited Financial Statements of Lessee and its Subsidiaries for the fiscal year ended in December 1999, are complete and correct and fairly present the financial condition of Lessee and its Subsidiaries as at such date and the results of operations of Lessee and its Subsidiaries for the period covered by such statements, in each case in accordance with GAAP consistently applied. Since the last day of the fiscal year ended in December 1999, there has been no Material Adverse Effect.

               (r) Liabilities. Neither Lessee nor any of its Significant Subsidiaries has any material liabilities, fixed or contingent, that are not reflected in the Financial Statements referred to in Subparagraph 4.01(q), in the notes thereto or otherwise disclosed in writing to the Lessor Parties, other than liabilities arising in the ordinary course of business since December 31, 1999.

               (s) Labor Disputes. Etc. There are no strikes, lockouts or other labor disputes against Lessee or any of its Significant Subsidiaries, or, to the best of Lessee's knowledge, threatened against or affecting Lessee or any of its Significant Subsidiaries, which may result in a Material Adverse Effect.

               (t) Solvency. Lessee and its Subsidiaries on a consolidated basis are Solvent.

               (u) The Property.

                      (i) Prior to or as of the date of each Acquisition
               Advance, Lessee (A) selected the Suppliers from which the Property was to be acquired with such Acquisition Advance, (B) selected the Property to be acquired with such Acquisition Advance from such Suppliers (including the determination of Lessee's needs and the fitness of the Property for such needs),
               (C) negotiated and executed Acquisition Agreements for the purchase of such Property, (D) either purchased such Property or assigned the Acquisition Agreement for such Property to Lessors by an assignment agreement in form and substance satisfactory to Lessor Agent, (E) arranged for the delivery and installation of such Property at a Property Site, (F) received delivery of all of such Property at such Property Site, and (G) paid the Paid Acquisition Price portion (if any) of the Acquisition Price indicated for each item of Equipment as set forth in the Advance Request for such Acquisition Advance. The Unpaid Acquisition Price for each item of Equipment to be purchased with an Acquisition Advance is set forth in the Advance Request for such Acquisition Advance.

                      (ii) At the time any Property is sold by Lessee to
               Lessors, Lessee will have (A) good and valid title to such Property, free and clear of all Liens and all other interests of other Persons other than Lessor Liens, and (B) full right and power, without the consent or approval of any other Person, to
               (1) use the Property itself and (2) sell or lease the Property to any other Person.

                      (iii) At the time any Property is purchased by Lessors
               from any Supplier as requested by Lessee in any Advance Request, Lessors will acquire good and valid title to such Property, free and clear of all Liens and all other interests of other Persons (except for the interests of Lessee and Lessor Liens).

                      (iv) Prior to or as of the date of any Acquisition
               Advance, (A) all of the Property to be purchased with such Acquisition Advance will have been delivered to Lessee at the Property Site specified in the Advance Request for such Acquisition Advance and not been removed by Lessee from such Property Site,

               (B) none of such Property will have been attached to such Property Site or any other real property in a manner that would cause such Property to constitute real property, and (C) no Person having any interest in such Property Site has any Lien or ownership or other interest in such Property.

                      (v) All of the Property complies in all material respects
               with all applicable Governmental Rules and Insurance
               Requirements.

               (v) Chief Executive Office. Lessee's chief executive office is located at 1551 McCarthy Boulevard, Milpitas, California 95035, or such other location to which Lessee has Lessee has relocated its chief executive office in accordance with Subparagraph 5.02(i).

               (w) Disclosure. None of the representations or warranties made by Lessee in the Operative Documents as of the date of such representations and warranties, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of Lessee or any of its Subsidiaries to any of the Lessor Parties in connection with the Operative Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading in any material respect as of the time when made or delivered.

Lessee shall be deemed to have reaffirmed, for the benefit of the Lessor Parties, each representation and warranty contained in this Paragraph 4.01 on and as of the date of each Credit Event (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date).

        4.02. Lessors' Representations and Warranties. In order to induce Lessee, Agent and the Participants to enter into this Agreement and the other Operative Documents to which they are parties, each Lessor hereby represents and warranties to Lessee, Agent and the Participants as follows:

               (a) Due Incorporation, Qualification, etc. Such Lessor (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted and as contemplated herein.

               (b) Authority. The execution, delivery and performance by such Lessor of each Operative Document executed, or to be executed, by such Lessor and the consummation of the transactions contemplated thereby (i) are within the power of such Lessor and (ii) have been duly authorized by all necessary actions on the part of such Lessor.

               (c) Enforceability. Each Operative Document executed, or to be executed, by such Lessor has been, or will be, duly executed and delivered by such Lessor and constitutes, or will constitute, a legal, valid and binding obligation of such Lessor, enforceable against such Lessor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

               (d) Non-Contravention. The execution and delivery by such Lessor of the Operative Documents executed by such Lessor and the performance and consummation of the transactions contemplated thereby do not (i) violate any provision of any Governmental Rule binding on or affecting such Lessor; (ii) contravene the terms of any charter, bylaws or other organizational documents of such Lessor or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of such Lessor; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of such Lessor (except such Liens as may be created in favor of any Lessor Party pursuant to this Agreement or the other Operative Documents).

               (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Operative Documents executed by such Lessor and the performance and consummation of the transactions contemplated thereby, except such as have been made or obtained and are in full force and effect.

               (f) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of such Lessor, threatened against such Lessor at law or in equity in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to impair or adversely affect the Property or materially and adversely affect the ability of such Lessor to perform its obligations under the Operative Documents to which it is a party or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by such Lessor of the Operative Documents or the transactions contemplated thereby.

               (g) Other Regulations. Such Lessor is not subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur indebtedness.

               (h) Chief Executive Office. Such Lessor's chief executive office (if such Lessor is organized in the United States) or major executive office in the United States (if such Lessor is organized outside the United States) is located at the location listed in Schedule I.

        4.03. Participants' Representations and Warranties. In order to induce Lessee, Lessors and Agent to enter into this Agreement and the other Operative Documents to which they are parties, each Participant hereby represents and warranties to Lessee, Lessors and Agent as follows:

               (a) Due Incorporation, Qualification, etc. Such Participant (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted and as contemplated herein.

               (b) Authority. The execution, delivery and performance by such Participant of each Operative Document executed, or to be executed, by such Participant and the consummation of the transactions contemplated thereby (i) are within the power of such Participant and (ii) have been duly authorized by all necessary actions on the part of such Participant.

               (c) Enforceability. Each Operative Document executed, or to be executed, by such Participant has been, or will be, duly executed and delivered by such Participant and constitutes, or will constitute, a legal, valid and binding obligation of such Participant, enforceable against such Participant in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

               (d) Non-Contravention. The execution and delivery by such Participant of the Operative Documents executed by such Participant and the performance and consummation of the transactions contemplated thereby do not (i) violate any provision of any Governmental Rule binding on or affecting such Participant; (ii) contravene the terms of any charter, bylaws or other organizational documents of such Participant or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of such Participant; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of such Participant (except such Liens as may be created in favor of any Lessor Party pursuant to this Agreement or the other Operative Documents).

               (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Operative Documents executed by such Participant and the performance and consummation of the transactions contemplated thereby, except such as have been made or obtained and are in full force and effect.

               (f) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of such Participant, threatened against such Participant at law or in equity in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to impair or adversely affect the Property or materially and adversely affect the ability of such Participant to perform its obligations under the Operative Documents to which it is a party or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by such Participant of the Operative Documents or the transactions contemplated thereby.

               (g) Own Account. Such Participant is acquiring its participation interest hereunder for its own account for investment and not with a view to any distribution (as such term is used in Section 2(11) of the Securities Act of 1933) thereof, and, if in the future it should decide to dispose of its participation interest, it understands that it may do so only in compliance with the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder and any applicable state securities laws.


SECTION 5.     COVENANTS.

        5.01. Lessee's Affirmative Covenants. Until the termination of this Agreement and the satisfaction in full by Lessee of all Lessee Obligations, Lessee will comply, and will cause compliance, with the following affirmative covenants, unless Required Participants shall otherwise consent in writing:

               (a) Financial Statements and Other Reports. Lessee will furnish to the Agent in sufficient copies for distribution to the other Lessor
        Parties:

                      (i) As soon as available and in any event within fifty
               (50) days after the end of each of the first three fiscal quarters of each fiscal year, the consolidated Financial Statements of Lessee and its Subsidiaries for such fiscal quarter, prepared in accordance with GAAP consistently applied, all in reasonable detail;

                      (ii) As soon as available and in any event within one
               hundred (100) days after the end of each fiscal year, the consolidated Financial Statements of Lessee and its Subsidiaries for such fiscal year, prepared in accordance with GAAP consistently applied, all in reasonable detail, and accompanied by a report thereon of PricewaterhouseCoopers LLP or another firm of independent certified public accountants of recognized national standing, which report shall be unqualified as to scope of audit or the status of Lessee and its Subsidiaries as a going concern;

                      (iii) Together with the Financial Statements required
               pursuant to clauses (i) and (ii) of this Subparagraph 5.01(a), a compliance certificate of a Responsible Officer of Lessee (a "Compliance Certificate") which (A) states that such Financial Statements fairly present the financial condition of Lessee and its Subsidiaries as at the last day of the fiscal quarter or fiscal year covered by such Financial Statements and the results of operations of Lessee and its Subsidiaries for such quarter or year and have been prepared in accordance with GAAP consistently applied, subject to normal, year-end audit adjustments in the case of the Financial Statements for any fiscal quarter; (B) states that no Default has occurred and is continuing, or, if any such Default has occurred and is continuing, a statement as to the nature thereof and what action Lessee proposes to take with respect thereto; and
               (C) sets forth, for the fiscal quarter or fiscal year covered by such Financial Statements or as of the last day of such quarter or year, the calculation of the financial ratios and tests provided in Paragraph 5.03;

                      (iv) As soon as available and in any event within fifty
               (50) days after the end of each fiscal quarter, a certificate of a Responsible Officer of Lessee (a "Pricing Ratio Certificate") which sets forth the calculation of the Pricing Ratio as of the last day of such quarter;

                      (v) Promptly after the giving, sending or filing thereof,
               copies of all reports, if any, which Lessee or any of its Subsidiaries sends generally to any class of holders of its respective capital stock or other securities and of all reports or filings, if any, by Lessee or any of its Subsidiaries with the SEC or any national securities exchange;

                      (vi) Promptly after Lessee has knowledge or becomes aware
               thereof, notice of the occurrence or existence of any Default;

                      (vii) Prompt written notice of any action, event or
               occurrence that could reasonably be expected to result in a Material Adverse Effect due to environmental liability under Environmental Laws;

                      (viii) Prompt written notice of all actions, suits and
               proceedings before any Governmental Authority or arbitrator pending, or to the best of Lessee's knowledge, threatened against or affecting Lessee or any of its Subsidiaries which (A) if adversely determined would involve an aggregate liability of $25,000,000 or more in excess of amounts covered by third-party insurance, or (B) otherwise may have a Material Adverse Effect;

                      (ix) Promptly after Lessee has knowledge or becomes aware
               thereof, (A) notice of the occurrence of any ERISA Event, together with a copy of any notice of such ERISA Event to the PBGC, and (B) the details concerning any action taken or proposed to be taken by the IRS, PBGC, Department of Labor or other Person with respect thereto;

                      (x) Promptly upon the commencement or increase of
               contributions to, the adoption of, or an amendment to, a Plan by Lessee or an ERISA Affiliate, if such commencement or increase of contributions, adoption, or amendment will result in a net increase in unfunded liability to Lessee or an ERISA Affiliate in excess of $10,000,000, a calculation of the net increase in unfunded liability;

                      (xi) Promptly after filing or receipt thereof by Lessee or any ERISA Affiliate, copies of the following:

                             (A) Any notice received from the PBGC of intent to
                      terminate or have a trustee appointed to administer any Pension Plan;

                             (B) Any notice received from the sponsor of a
                      Multiemployer Plan concerning the imposition, delinquent payment, or amount of withdrawal liability;

                             (C) Any demand by the PBGC under Subtitle D of
                      Title IV of ERISA; and

                             (D) Any notice received from the IRS regarding the
                      disqualification of a Plan intended to qualify under
                      Section 401(a) of the IRC;

                      (xii) Within forty-five (45) days of the date thereof, or, if earlier, on the date of delivery of any Financial Statements pursuant to clause (i) or (ii) of Subparagraph 5.01(a), notice of any change in accounting policies or financial reporting practices by Lessee or any of its Significant Subsidiaries that is expected to affect (or has affected) materially under U.S. GAAP the consolidated financial condition of Lessee and its Subsidiaries;

                      (xiii) Promptly after the occurrence thereof, notice of
               any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving Lessee or any of its Subsidiaries which could result in a Material Adverse Effect;

                      (xiv) Upon the request from time to time of any Lessor
               Party (through Agent), the Swap Termination Values, together with a description of the method by which such values were determined, relating to any then-outstanding Rate Contracts to which Lessee or any of its Subsidiaries is party;

                      (xv) Prompt written notice of any change in Lessee's
               fiscal year;

                      (xvi) Prompt written notice of any Person or Subsidiary
               not identified on Schedule 4.01(l) that becomes a Significant Subsidiary after the date of this Agreement;

                      (xvii) Prompt written notice of any other condition or
               event which has resulted, or that could reasonably be expected to result, in a Material Adverse Effect; and

                      (xviii) Such other information respecting the operations,
               properties, business or condition (financial or otherwise) of Lessee or its Significant Subsidiaries as any Lessor Party (through Agent) may from time to time reasonably request.

        Each notice pursuant to clauses (vi) - (xviii) of this Subparagraph 5.01(a) shall be accompanied by a written statement by a Responsible Officer of Lessee setting forth details of the occurrence referred to therein, and stating what action Lessee proposes to take with respect thereto.

               (b) Preservation of Corporate Existence. Etc. Lessee shall and shall cause each Significant Subsidiary to:

                      (i) Preserve and maintain in full force and effect its
               corporate existence and good standing under the laws of its state or jurisdiction of incorporation or formation, except (A) in connection with transactions permitted by Paragraph 5.02 and (B) in the case of any Subsidiary to the extent that the failure to obtain or maintain the foregoing would not reasonably be expected to have a Material Adverse Effect;

                      (ii) Preserve and maintain in full force and effect all
               governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that the failure to obtain or maintain the foregoing would not reasonably be expected to have a Material Adverse Effect;

                      (iii) Use reasonable efforts, in the ordinary course of
               business, to preserve its business organization and goodwill, except in the case of any Significant Subsidiary to the extent that the failure to obtain or maintain the foregoing would not reasonably be expected to have a Material Adverse Effect; and

                      (iv) Preserve or renew all of its registered patents,
               trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

               (c) Payment of Taxes. Etc. Lessee will, and will cause each of its Significant Subsidiaries to, pay and discharge all material taxes, fees, assessments and other Governmental Charges imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful and material claims for labor, materials and supplies which, if unpaid, might become a Lien upon any properties or assets of Lessee or any Significant Subsidiary, except to the extent such taxes, fees, assessments or other Governmental Charges, or such claims, are being contested in good faith by appropriate proceedings and are adequately reserved against in accordance with GAAP.

               (d) Licenses. Lessee will, and will cause each of its Significant Subsidiaries to, obtain and maintain all licenses, authorizations, consents, filings, exemptions, registrations and other governmental approvals necessary in connection with the execution, delivery and performance of the Operative Documents, the consummation of the transactions therein contemplated or the operation and conduct of its business and ownership of its properties, except to the extent that the failure to obtain or maintain the foregoing would not reasonably be expected to have a Material Adverse Effect.

               (e) Maintenance of Property. Except as otherwise permitted under Subparagraph 5.02(c) or Subparagraph 5.02(d), Lessee shall, and shall cause each Subsidiary to, maintain and preserve all its property which is used or useful in its business in good working order and condition in all material respects, ordinary wear and tear excepted.

               (f) Insurance. In addition to the insurance requirements set forth in the Lease Agreement with respect to the Property, Lessee shall maintain, and shall cause each Significant Subsidiary to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against losses and damages of the kinds and in amounts which are deemed prudent by Lessee in its reasonable business judgment and within the general parameters customary among similarly situated businesses in the industry.

               (g) Compliance with Laws. Lessee shall comply, and shall cause each Significant Subsidiary to comply, in all material respects with the requirements of all Environmental Laws and all applicable laws, rules, regulations and orders of any Governmental Authority having jurisdiction over it or its business.

               (h)    Compliance with ERISA.

                      (i) Lessee shall, and shall cause each of its ERISA
               Affiliates to: (A) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the IRC and other federal or state law; (B) cause each Plan which is qualified under Section 401(a) of the IRC to maintain such qualification; and (C) make all required contributions to any Plan subject to Section 412 of the IRC.

                      (ii) Neither Lessee nor any of its Significant
               Subsidiaries shall (A) engage in any transaction prohibited by any Governmental Rule applicable to any Foreign Plan, (B) fail to make full payment when due of all amounts due as contributions to any Foreign Plan or (C) otherwise fail to comply with the requirements of any Governmental Rule applicable to any Foreign Plan, where singly or cumulatively, the above would be reasonably likely to have a Material Adverse Effect.

               (i) Inspection of Property and Books and Records. Lessee shall maintain and shall cause each Significant Subsidiary to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of Lessee and such Significant Subsidiary. Lessee shall permit, and shall cause each Significant Subsidiary to permit, representatives and independent contractors of any Lessor Party to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of Lessee and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to Lessee; provided, however, that (i) unless an Event of Default shall have occurred and be continuing, (A) Lessee shall be responsible under this Subparagraph 5.01(i) for the costs and expenses of Agent only, (B) all inspections, visits, examinations and other actions permitted or authorized hereunder shall be coordinated only through Lessee, and (C) physical inspections of the Property and any Property Site shall be made on two weeks' prior notice and shall occur no more frequently than semiannually in the case of inspections by Agent and no more frequently than annually otherwise, and (ii) when an Event of Default exists any Lessor Party may make any visit, inspection or examination or take any other action authorized hereunder at the expense of Lessee at any time during normal business hours, without advance notice and without being subject to any of the other restrictions described in clause (i).

               (j) Use of Proceeds. The proceeds of the Acquisition Advances shall be used solely to pay the Acquisition Prices and Permitted Installation Expenses for the Property and the proceeds of the Expense Advances shall be used solely to pay Permitted Transaction Expenses.

               (k) Further Assurances and Additional Acts. Lessee will execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as Agent, Required Participants shall deem necessary or appropriate to effectuate the purposes of the Operative Documents, and promptly provide the Agent with evidence of the foregoing satisfactory in form and substance to Agent and Required Participants.

        5.02. Lessee's Negative Covenants. Until the termination of this Agreement and the satisfaction in full by Lessee of all Lessee Obligations, Lessee will comply, and will cause compliance, with the following negative covenants, unless Required Participants shall otherwise consent in writing:

               (a) Liens. Lessee will not, and will not permit any of its Significant Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any of their properties, revenues or assets, whether now owned or hereafter acquired, other than (i) Permitted Liens and (ii) other Liens that, in the aggregate at any time, secure obligations in an amount not in excess of ten percent (10%) of Consolidated Total Assets determined as of the last day of the immediately preceding fiscal quarter (or fiscal year, as the case may be); provided, however, that the foregoing exceptions shall not be construed to permit any Liens, except for Permitted Property Liens, in any of the Property.

               (b) Change in Nature of Business. Lessee will not, and will not permit any of its Significant Subsidiaries to, engage in any material line of business other than the electronics business and other businesses incidental or reasonably related thereto.

               (c) Restrictions on Fundamental Changes. Lessee will not, and will not permit any of its Significant Subsidiaries to, merge with or consolidate into, or acquire all or substantially all of the assets of, any Person, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets, except that:

                      (i) Any of Lessee's Significant Subsidiaries may merge
               with, consolidate into or transfer all or substantially all of its assets to another of Lessee's Significant Subsidiaries or to Lessee and in connection therewith such Significant Subsidiary (other than Lessee) may be liquidated or dissolved, provided that
               (A) if the transaction involves Lessee, Lessee shall be the surviving Person, and (B) if any transaction shall be between a non-wholly owned Significant Subsidiary and a wholly-owned Significant Subsidiary, the wholly-owned Significant Subsidiary shall be the continuing or surviving Person, and provided further that no Material Adverse Effect or Default shall result therefrom;

                      (ii) Lessee or any of its Significant Subsidiaries may
               sell or dispose of assets in accordance with the provisions of Subparagraph 5.02(d);

                      (iii) Lessee or any of its Significant Subsidiaries may
               make any investment or Acquisition permitted by Subparagraph 5.02(e); and

                      (iv) Lessee may merge with or consolidate into any other
               Person, provided that (A) Lessee is the surviving Person, and (B) no such merger or consolidation shall be made while there exists a Default or if a Default or Material Adverse Effect would occur as a result thereof.

               (d) Sales of Assets. Lessee will not, and will not permit any of its Significant Subsidiaries to, convey, sell, lease, transfer, or otherwise dispose of, or part with control of (whether in one transaction or a series of transactions) any assets (including any shares of stock in any Subsidiary or other Person), except:

                      (i) Sales or other dispositions of inventory in the
               ordinary course of business;

                      (ii) Sales or other dispositions of assets in the ordinary course of business which have become worn out or obsolete or which are promptly being replaced;

                      (iii) Sales of accounts receivable to financial
               institutions not affiliated with Lessee; provided that (A) the discount rate shall not at any time exceed ten percent (10%), (B) the amount of all accounts receivable permitted to be sold in any fiscal quarter shall not exceed twenty percent (20%) of the consolidated accounts receivable of Lessee and its Subsidiaries, determined as of the last of the immediately preceding fiscal quarter (or fiscal year, as the case may be), and (C) the sole consideration received for such sales shall be cash;

                      (iv) Sales of equipment to be leased back to Lessee in
               conjunction with a "synthetic lease" of such equipment, provided that the "principal" of such financing does not exceed $250,000,000 (including any Equipment sold and leased back pursuant to the Operative Documents);

                      (v) Sales or other dispositions of assets outside the
               ordinary course of business which do not constitute Substantial Assets (as defined below); and

                      (vi) Sales or other dispositions of Permitted Investments;

        Provided, however, that the foregoing exceptions shall not be construed to permit any sales, leases, transfers or other disposals of any of the Property, except as expressly permitted by the Lease Agreement. For purposes of clause (v) above, a sale, lease, transfer or other disposition of assets shall be deemed to be of "Substantial Assets" if such assets, when added to all other assets conveyed, sold, leased, transferred or otherwise disposed of in any period of four consecutive fiscal quarters (other than assets sold in the ordinary course of business or pursuant to clause (iii) above or Property sold pursuant to the Operative Documents), shall exceed ten percent (10%) of Consolidated Total Assets as determined as of the last day of the fiscal quarter of Lessee immediately preceding the date of determination.

               (e) Loans and Investments. Lessee will not, and will not permit any of its Significant Subsidiaries to, extend any credit to, guarantee the obligations of or make any investments in or acquire any interest in, any Person, other than in connection with:

                      (i) Extensions of credit in the nature of accounts
               receivable or notes receivable arising from the sales of goods or services in the ordinary course of business;

                      (ii) Permitted Investments;

                      (iii) Additional purchases of or investments in the stock
               of, or guarantees of the obligations of, Subsidiaries;

                      (iv) Employee loans and guarantees in accordance with
               Lessee's usual and customary practices with respect thereto;

                      (v) Any Acquisition; or

                      (vi) Additional investments not exceeding, in the
               aggregate with all such investments, $300,000,000 during the period from the date of this Agreement through the last Scheduled Expiration Date of any Lease Supplement;

        provided that in the case of an Acquisition referred to in clause (v) above or an investment referred to in clause (vi) above, no such Acquisition or investment shall be made while there exists a Default or if a Default or Material Adverse Effect would occur as a result thereof.

               (f) Distributions. Lessee will not declare or pay any dividends in respect of its capital stock, or purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its shareholders as such, or make any distribution of assets to its shareholders as such, or permit any of its Subsidiaries to purchase, redeem, retire, or otherwise acquire for value any stock of Lessee, except that Lessee may:

                      (i) Declare and deliver dividends and distributions
               payable only in common stock of Lessee;

                      (ii) Purchase shares of its capital stock from time to
               time in connection with the issuance of shares under Lessee's employee stock option plans;

                      (iii) Purchase, redeem, retire, or otherwise acquire
               shares of its capital stock with the proceeds received from a substantially concurrent issue of new shares of its capital stock; and

                      (iv) In addition to the dividends, purchases, redemptions, retirements and other acquisitions permitted by the foregoing clauses (i) through (iii) above, declare and deliver dividends and distributions, and purchase, redeem, retire, or otherwise acquire shares of its capital stock, in an aggregate amount not exceeding $100,000,000 in any period of four consecutive fiscal quarters.

               (g) Transactions with Related Parties. Lessee will not, and will not permit any of its Significant Subsidiaries to, enter into any transaction, including the purchase, sale or exchange of property or the rendering of any services, with any Affiliate, any officer or director thereof or any Person which beneficially owns or holds twenty percent (20%) or more of the equity securities, or twenty percent (20%) or more of the equity interest, thereof (a "Related Party"), or enter into, assume or suffer to exist, or permit any Significant Subsidiary to enter into, assume or suffer to exist, any employment or consulting contract with any Related Party, except (i) a transaction or contract which is in the ordinary course of Lessee's or such Significant Subsidiary's business, including a transaction in the ordinary course of business between or among Lessee and one or more of its Subsidiaries, and (ii) any other transaction which is upon fair and reasonable terms not less favorable to Lessee or such Significant Subsidiary than it would obtain in a comparable arm's length transaction with a Person not a Related Party. For purposes of this Subparagraph 5.02(g), the sale, transfer or disposition of more than thirty percent (30%) of its assets (in any transaction or a series of related transactions) by Lessee or any Significant Subsidiary shall be deemed to be outside the ordinary course of business.

               (h) Accounting Changes. Lessee will not, and will not suffer or permit any of its Significant Subsidiaries to make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP (or, in the case of any Significant Subsidiary domiciled in a jurisdiction other than the United States, in accordance with generally accepted accounting principles and practices in such jurisdiction).

               (i) Chief Executive Office. Lessee shall not change its chief executive office unless Lessee has given Agent not less than thirty (30) days prior written notice and Lessee has executed and filed such Uniform Commercial Code financing statements as Agent may reasonably request during such thirty-day period to protect the security interests of the Lessor Parties granted by the Operative Documents.

        5.03. Lessee's Financial Covenants. Until the termination of this Agreement and the satisfaction in full by Lessee of all Lessee Obligations, Lessee will comply, and will cause compliance, with the following financial covenants, unless Required Participants shall otherwise consent in writing:

               (a) Consolidated Total Debt to Total Capital. Lessee will maintain a ratio of Consolidated Total Debt to Total Capital of not more than 0.50 to 1.0 as of the last day of each fiscal quarter.

               (b) Quick Ratio. Lessee will maintain a ratio of Consolidated Quick Assets to Consolidated Current Liabilities of not less than 1.25 to 1.00 as of the last day of each fiscal quarter.

               (c) Minimum Consolidated Tangible Net Worth. Lessee will maintain Consolidated Tangible Net Worth (exclusive of the cumulative translation adjustment account as reported in the consolidated balance sheet of Lessee and its Subsidiaries as of such date) as of the end of each fiscal quarter of not less than (i) $1,198,926,000 plus (ii) one hundred percent (100%) of the net proceeds received by Lessee or any Subsidiary from the sale or issuance of equity securities (including equity securities issued upon the conversion of Subordinated Debt) to any Person other than Lessee or any Subsidiary after December 31, 1999, plus
        (iii) eighty percent (80%) of the sum of Consolidated Net Income, if such sum is positive, for each fiscal quarter elapsed after December 31, 1999, minus (iv) the net value of Lessee stock not exceeding $250,000,000 in aggregate amount repurchased by Lessee pursuant to employee stock ownership and purchase plans (provided that Lessee shall not so repurchase stock in an aggregate amount which exceeds five percent (5%) of its stock outstanding as of the last day of such fiscal quarter).

               (d) Debt Service Coverage Ratio. Lessee will maintain a ratio of
        (i) Consolidated EBITDA to (ii) the sum of Consolidated CMLTD, plus Consolidated Interest Expense, plus Capitalized Interest, that is not less than 2.00 to 1.00 for any period of four consecutive fiscal quarters, calculated as of the end of such period.

               (e) Subordinated Debt. Lessee will not, and will not permit any of its Subsidiaries to, make any voluntary or optional payment or repayment on, redemption, exchange or acquisition for value of (other than any such payment, repayment, redemption, exchange or acquisition which would not constitute a payment for purposes of Section 13.10 of the subordination provisions attached hereto as Exhibit I), or any sinking fund or similar payment with respect to, any Subordinated Debt (a "restricted payment") if a Default shall then exist or would occur as a result thereof. In no event shall any restricted payment be made if the ratio of Consolidated Quick Assets to Consolidated Current Liabilities is less than 1.50 to 1.00 as of the last day of the fiscal quarter immediately preceding such restricted payment and after giving effect to such restricted payment. At or prior to the time notice of such restricted payment is given to the holders of Subordinated Debt (or if no such notice is required, prior to the time of such restricted payment), Lessee shall give written notice to Agent of the maximum amount of such restricted payment and of the satisfaction of the foregoing condition.

        5.04. Lessors' Covenants. Until the termination of this Agreement and the satisfaction in full by Lessors of all Lessor Obligations, each Lessor and Lessor Agent will comply, and will cause compliance, with the following covenants, unless Lessee and Required Participants shall otherwise consent in writing:

               (a) Use of Proceeds. Lessors shall use the proceeds of all amounts delivered to Lessors by Participants pursuant to Subparagraph 2.05(a) solely to fund Advances.

               (b) Lessor Liens. No Lessor or Lessor Agent shall create, incur, assume or permit to exist any Lessor Lien (other than any Lien granted to Agent or any Participant pursuant to the Operative Documents to secure the Lessor Obligations) and each Lessor shall promptly discharge, at its sole cost and expense, any Lessor Lien on the Property attributable to such Lessor or Lessor Agent (other than any Liens granted to Agent or any Participant pursuant to the Operative Documents to secure the Lessor Obligations); provided, however, that no Lessor or Lessor Agent shall be required so to discharge any such Lessor Lien if the same is being (or promptly will be) contested in good faith by appropriate proceedings diligently prosecuted, provided that any such contest suspends the enforcement of such Lessor Lien and is completed and all Lessor Liens are discharged on or prior to the Expiration Date for the Lease Supplement to which such Property is subject or at the time the Property is purchased by Lessee pursuant to any Term Purchase Option or Partial Purchase Option.

               (c) Property Disposition. No Lessor shall sell, lease, transfer or otherwise dispose of its right, title and interest in the Property and the Operative Documents except as provided in Subparagraph 2.12(b) or Subparagraph 7.05(c) hereof or in the Purchase Agreement or after retaining the Property following the Expiration Date.

               (d) Chief Executive Office. No Lessor shall change its chief executive office (if such Lessor is organized in the United States) or its major executive office in the United States (if such Lessor is organized outside the United States) without giving Agent prompt written notice.

        5.05. Participants' Covenants. Each Participant covenants that it will not fund its portion of any Advance with the assets of any "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any "plan" (as defined in Section 4975(e)(1) of the IRC.


SECTION 6. LESSORS, LESSOR AGENT, AGENT AND THEIR RELATIONS WITH PARTICIPANTS.

        6.01. Appointment of Lessor Agent and Agent. Each Lessor hereby appoints and authorizes Lessor Agent to act as its agent hereunder and under the other Operative Documents with such powers as are expressly delegated to Lessor Agent by the terms of this Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Each Participant hereby appoints and authorizes Agent to act as its agent hereunder and under the other Operative Documents with such powers as are expressly delegated to Agent by the terms of this Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Neither Lessor Agent nor any Lessor is an agent for the Participants or Agent, and neither this Agreement nor any other Operative Document shall be construed to constitute or evidence a partnership among the Lessor Parties or otherwise to impose upon any Lessor, Lessor Agent or Agent any fiduciary duty.

        6.02. Powers and Immunities. None of Lessors, Lessor Agent or Agent shall have any duties or responsibilities except those expressly set forth in this Agreement or in any other Operative Document, be a trustee for any Participant or have any fiduciary duty to any Participant. Notwithstanding anything to the contrary contained herein, none of Lessors, Lessor Agent or Agent shall be required to take any action which is contrary to this Agreement or any other Operative Document or any applicable Governmental Rule. None of Lessors, Lessor Agent, Agent or any Participant shall be responsible to any Participant for any recitals, statements, representations or warranties made by Lessee or any of its Subsidiaries contained in this Agreement or in any other Operative Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Document or for any failure by Lessee or any of its Subsidiaries to perform their respective obligations hereunder or thereunder. Lessors, Lessor Agent and Agent may employ agents and attorneys-in-fact and shall not be responsible to any Participant for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. None of Lessors, Lessor Agent or Agent nor any of their respective directors, officers, employees, agents or advisors shall be responsible to any Participant for any action taken or omitted to be taken by it or them hereunder or under any other Operative Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Except as otherwise provided under this Agreement, Lessors, Lessor Agent and Agent shall take such action with respect to the Operative Documents as shall be directed by the Required Participants.

        6.03. Reliance. Lessors, Lessor Agent and Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, facsimile or telex) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Lessors, Lessor Agent or Agent with reasonable care. As to any other matters not expressly provided for by this Agreement, none of Lessors, Lessor Agent or Agent shall be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Participants and shall in all cases be fully protected by the Participants in acting, or in refraining from acting, hereunder or under any other Operative Document in accordance with the instructions of the Required Participants, and such instructions of the Required Participants and any action taken or failure to act pursuant thereto shall be binding on all of the Participants and Lessors.

        6.04. Defaults. None of Lessors, Lessor Agent or Agent shall be deemed to have knowledge or notice of the occurrence of any Default unless such Lessor, Lessor Agent or Agent has received a written notice from a Participant or Lessee, referring to this Agreement, describing such Default and stating that such notice is a "Notice of Default". If any Lessor, Lessor Agent and Agent receive such a notice of the occurrence of a Default, Agent shall give prompt notice thereof to the Participants. Lessors, Lessor Agent and Agent shall take such action with respect to such Default as shall be reasonably directed by the Required Participants; provided, however, that until Lessors, Lessor Agent and Agent shall have received such directions, Lessors, Lessor Agent or Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Participants.

        6.05. Indemnification. Without limiting the Obligations of Lessee hereunder, each Participant agrees to indemnify Lessors, Lessor Agent and Agent (to the extent not previously reimbursed by Lessee), ratably in accordance with such Participant's Proportionate Share, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Lessors or Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof; provided, however, that no Participant shall be liable to any Lessor, Lessor Agent or Agent for any of the foregoing to the extent they arise from such Person's gross negligence or willful misconduct. Lessors, Lessor Agent or Agent shall be fully justified in refusing to take or in continuing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Participants against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The obligations of each Participant under this Paragraph 6.05 shall survive the payment and performance of the Lessee Obligations, the termination of this Agreement and any Participant ceasing to be a party to this Agreement (with respect to events which occurred prior to the time such Participant ceased to be a Participant hereunder).

        6.06. Non-Reliance. Each Participant represents that it has, independently and without reliance on Lessors, Lessor Agent, Agent or any other Participant, and based on such documents and information as it has deemed appropriate, made its own appraisal of the business, prospects, management, financial condition and affairs of Lessee and the Subsidiaries and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon Lessors, Lessor Agent, Agent or any other Participant, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement or any other Operative Document. None of Lessors, Lessor Agent or Agent nor any of their respective affiliates nor any of their respective directors, officers, employees, agents or advisors shall (a) be required to keep any Participant informed as to the performance or observance by Lessee or any of its Subsidiaries of the obligations under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of Lessee or any of its Subsidiaries; (b) have any duty or responsibility to provide any Participant with any credit or other information concerning Lessee or any of its Subsidiaries which may come into the possession of any Lessor, Lessor Agent or Agent, except for notices, reports and other documents and information expressly required to be furnished to the Participants by Lessors, Lessor Agent or Agent hereunder; or (c) be responsible to any Participant for (i) any recital, statement, representation or warranty made by Lessee or any officer, employee or agent of Lessee in this Agreement or in any of the other Operative Documents, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Operative Document, (iii) the value or sufficiency of the Property or the validity or perfection of any of the liens or security interests intended to be created by the Operative Documents, or (iv) any failure by Lessee to perform its obligations under this Agreement or any other Operative Document.

        6.07. Resignation or Removal of Lessor Agent or Agent. Lessor Agent may resign at any time by giving thirty (30) days prior written notice thereof to Lessee and Lessors, and Lessor Agent may be removed at any time with or without cause by the Lessors. Upon any such resignation or removal, the Lessors shall have the right to appoint a successor Lessor Agent, which Lessor Agent, if not a Participant, shall be reasonably acceptable to Lessee; provided, however, that Lessee shall have no right to approve a successor Lessor Agent if a Default has occurred and is continuing. Agent may resign at any time by giving thirty (30) days prior written notice thereof to Lessee and the Participants, and Agent may be removed at any time with or without cause by the Required Participants. Upon any such resignation or removal, the Required Participants shall have the right to appoint a successor Agent, which Agent, if not a Participant, shall be reasonably acceptable to Lessee; provided, however, that Lessee shall have no right to approve a successor Agent if a Default has occurred and is continuing. Upon the acceptance of any appointment as Lessor Agent or Agent hereunder by a successor Lessor Agent or successor Agent, such successor Lessor Agent or successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Lessor Agent or retiring Agent, and the retiring Lessor Agent or retiring Agent shall be discharged from the duties and obligations thereafter arising hereunder. After any resignation or removal hereunder as Lessor Agent or Agent, the provisions of this Section 6 and any other provision of this Agreement or any other Operative Document which by its terms survives the termination of this Agreement shall continue in effect for the benefit of such retiring Lessor Agent or retiring Agent in respect of any actions taken or omitted to be taken by it while it was acting as Lessor Agent or Agent.

        6.08. Authorization. Lessor Agent is hereby authorized by Lessors to execute, deliver and perform, each of the Operative Documents to which Lessor Agent is or is intended to be a party and each Lessor agrees to be bound by all of the agreements of Lessor Agent contained in the Operative Documents. Agent is hereby authorized by the Participants to execute, deliver and perform, each of the Operative Documents to which Agent is or is intended to be a party and each Participant agrees to be bound by all of the agreements of Agent contained in the Operative Documents. Without limiting the generality of the foregoing, Lessors and the Participants expressly authorize Lessor Agent and Agent to execute and deliver to Lessee such Uniform Commercial Code releases and other documents, instruments and agreements as Lessee may reasonably request to release its Liens in, and to transfer to Lessee Lessors' right, title and interest in and to (a) any Replaced Property replaced pursuant to Subparagraph 3.01(b) of the Lease Agreement and (b) any Property purchased by Lessee, an Assignee Purchaser or a Designated Purchaser pursuant to Paragraph 2.01, Paragraph 2.02 or Paragraph 3 of the Purchase Agreement.

        6.09. Lessors, Lessor Agent and Agent in their Individual Capacities. Lessors, Lessor Agent, Agent and their respective affiliates may make loans to, accept deposits from and generally engage in any kind of banking or other business with Lessee and its Subsidiaries and affiliates as though Lessors were not Lessors hereunder, Lessor Agent were not Lessor Agent hereunder and Agent were not Agent hereunder. With respect to Advances, if any, made by Lessor Agent or Agent in its capacity as a Participant, Lessor Agent or Agent in its capacity as a Participant shall have the same rights and powers under this Agreement and the other Operative Documents as any other Participant and may exercise the same as though it were not Lessor Agent or Agent, and the terms "Participant" or "Participants" shall include Lessor Agent or Agent in its capacity as a Participant.

SECTION 7. MISCELLANEOUS

        7.01. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessee, any Lessor or Participant, Lessor Agent or Agent under this Agreement or the other Operative Documents shall be in writing and faxed, mailed or delivered, if to Lessee, Lessor Agent or Agent, at its respective facsimile number or address set forth below or, if to any Lessor or Participant, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Lessor or Participant in Part B of Schedule I (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (a) when sent by an overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt; provided, however, that any Advance Request, Notice of Rental Period Selection, Notice of Renewal Exercise Option, Notice of Partial Purchase Option Exercise, Notice of Term Purchase Option Exercise, Notice of Marketing Option Exercise or Notice of Expiration Date Purchase Option Exercise delivered to Agent shall not be effective until received by Agent.

               Lessee:       LSI Logic Corporation
                             1551 McCarthy Blvd.
                             Milpitas, CA 95035
                             Attn:  Anita Prasad, Treasurer
                                    Mail Stop D106
                             Tel. No:  (408) 954-4489
                             Fax. No:  (408) 433-6896

               Lessor
               Agent:        ABN AMRO Bank N.V.
                             Syndications Group
                             1325 Avenue of the Americas, 9th Floor
                             New York, NY  10019
                             Attn:  Linda Boardman
                             Tel. No:  (212) 314-1724
                             Fax. No:  (212) 314-1709

               Agent:        ABN AMRO Bank N.V.
                             Syndications Group
                             1325 Avenue of the Americas, 9th Floor
                             New York, NY  10019
                             Attn:  Linda Boardman
                             Tel. No:  (212) 314-1724
                             Fax. No:  (212) 314-1709

Each Advance Request, Notice of Rental Period Selection, Notice of Renewal Option Exercise, Notice of Partial Purchase Option Exercise, Notice of Term Purchase Option Exercise, Notice of

Marketing Option Exercise and Notice of Expiration Date Purchase Option Exercise shall be given by Lessee to Agent's office located at its address referred to above during its normal business hours; provided, however, that any such notice received by Agent after 1:00 p.m. (Chicago time) on any Business Day shall be deemed received by Agent on the next Business Day. In any case where this Agreement authorizes notices, requests, demands or other communications by Lessee to any Lessor Party to be made by telephone or facsimile, any Lessor Party may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by such Lessor Party is such a person.

        7.02. Expenses. Lessee shall pay promptly upon receipt of an invoice therefor, whether or not any Advance is made hereunder, (a) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lessor Agent and Agent in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Operative Documents, (ii) the consummation of the transactions contemplated by, the exercise of their duties under and any other actions reasonably taken by them in connection with this Agreement and the other Operative Documents, and (iii) the preparation, negotiation, execution and delivery of amendments and waivers hereunder and thereunder, and (b) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Lessor Parties in the enforcement or attempted enforcement of any of the Lessee Obligations or in preserving any of the Lessor Parties' rights and remedies (including all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Operative Documents or the Lessee Obligations or any bankruptcy or similar proceeding involving Lessee or any of its Subsidiaries). The obligations of Lessee under this Paragraph 7.02 shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

        7.03. Indemnification. To the fullest extent permitted by law, Lessee agrees to protect, indemnify, defend and hold harmless, on an after-tax basis, the Lessor Parties and the other Indemnitees from and against any and all liabilities, losses, damages or expenses of any kind or nature (including Indemnified Taxes but not other taxes) and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of or relating to the Operative Documents, any transaction contemplated thereby or the Property, including any use by Lessee of the Property or the Advances, except (a) to the extent such liability arises from the willful misconduct or gross negligence of such Indemnitee, (b) for the normal administrative expenses of Indemnitees in performing their obligations under the Operative Documents (except as otherwise expressly provided therein) and (c) any liabilities, losses, damages or expenses owed to Lessee (provided that the exception in this clause (c) shall not excuse Lessee from making any payment or performing any other obligation it is required to make or perform under any of the Operative Documents or by any applicable Governmental Rule). Upon receiving knowledge of any suit, claim or demand asserted by a third party that any Lessor Party believes is covered by this indemnity, such Lessor Party shall give Lessee notice of the matter and an opportunity to defend it, at Lessee's sole cost and expense, with legal counsel reasonably satisfactory to such Lessor Party. Such Lessor Parties may also require Lessee to defend the matter. Any failure or delay of any Lessor Party to notify Lessee of any such suit, claim or demand shall not relieve Lessee of its obligations under this Paragraph 7.03 but shall reduce such obligations to the extent of any increase in those obligations caused solely by any failure or delay which is unreasonable. The obligations of Lessee under this Paragraph 7.03 shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

        7.04. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement or any other Operative Document may be amended or waived if such amendment or waiver is in writing and is signed by Lessee and the Required Participants; provided, however that:

               (a) Any amendment, waiver or consent which (i) increases the Total Commitment, (ii) extends the Commitment Termination Date or, except as otherwise provided in Subparagraph 2.02(b) of the Lease Agreement, the Scheduled Expiration Date for any Lease Supplement, (iii) reduces the Fixed Component of Base Rent (except as otherwise provided in Paragraph 2.09 hereof and Subparagraph 2.02(b) of the Lease Agreement), the Rental Rate or any fees or other amounts payable for the account of the Participants hereunder or under the other Operative Documents, (iv) postpones any date scheduled for any payment of Base Rent or any fees or other amounts payable for the account of all Participants hereunder or thereunder, (v) amends Paragraph 2.06 or this Paragraph 7.04, (vi) amends the definitions of Required Participants, Tranche A Proportionate Share or Tranche B Proportionate Share, or (vii) except as otherwise provided in Paragraph 6.08, releases any Lessor's or Agent's interest in any substantial part of the Property, must be in writing and signed or approved in writing by all Participants;

               (b) Any amendment, waiver or consent which (i) increases or decreases the Proportionate Share (other than any allocation or reallocation of a Participant's Tranche A Proportionate Share, Tranche B Proportionate Share or Equity Proportionate Share as provided in Subparagraph 2.02(a) and Paragraph 2.09 of the Participation Agreement or Subparagraph 2.02(b) of the Lease Agreement) or Commitment of any Participant, or (ii) allocates or reallocates any of the Equity Portion of any Lease Supplement to any Participant which was not an Equity Participant prior to such allocation or reallocation, must be in writing and signed by such Participant; and

               (c) Any amendment, waiver or consent which affects the rights or obligations of Lessor Agent or Agent must be in writing and signed by Lessor Agent or Agent, as the case may be.

No failure or delay by any Lessor Party in exercising any right under this Agreement or any other Operative Document shall operate as a waiver thereof or of any other right hereunder or thereunder nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right hereunder or thereunder. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

        7.05.  Successors and Assigns.

               (a) Binding Effect. This Agreement and the other Operative Documents shall be binding upon and inure to the benefit of Lessee, Lessors, the Participants, Lessor Agent, Agent and their respective permitted successors and assigns. All references in this Agreement to any Person shall be deemed to include all successors and assigns of such Person.

               (b) Participant Assignments.

                      (i) Any Participant may, at any time, sell and assign to
               any other Participant or any Eligible Assignee (individually, an "Assignee Participant") all or a portion of its rights and obligations under this Agreement and the other Operative Documents (such a sale and assignment to be referred to herein as an "Assignment") pursuant to an assignment agreement in the form of Exhibit G (an "Assignment Agreement"), executed by each Assignee Participant and such assignor Participant (an "Assignor Participant") and delivered to Agent for its acceptance and recording in the Register; provided, however, that:

                             (A) Without the written consent of Agent and, if no
                      Default has occurred and is continuing, Lessee (which consent of Agent and Lessee shall not be unreasonably withheld), no Participant may make any Assignment to any Person which is not, immediately prior to such Assignment, a Participant hereunder or an Affiliate thereof acting through an office or branch located in the United States;

                             (B) Without the written consent of Agent and, if no
                      Default has occurred and is continuing, Lessee (which consent of Agent and Lessee shall not be unreasonably withheld), no Participant may make any Assignment to any Person if, after giving effect to such Assignment, the Commitment of such Participant or such Assignee Participant would be less than Ten Million Dollars ($10,000,000) (except that a Participant may make an Assignment which reduces its Commitment to zero without the written consent of Agent or Lessee);

                             (C) Without the written consent of Agent and, if no
                      Default has occurred and is continuing, Lessee (which consent of Agent and Lessee shall not be unreasonably withheld), no Tranche A Participant or Tranche B Participant may make any Assignment of any of such Participant's Outstanding Tranche A Participation Amount or Outstanding Tranche B Participation Amount in any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) which does not assign and delegate an equal pro rata interest in both the Outstanding Tranche A Participation Amounts and the Outstanding Tranche B Participation Amounts of such Participant in all Lease Supplements and Installation Periods, including (1) such Participant's Outstanding Tranche A Participation Amounts and Outstanding Tranche B Participation Amounts in all Lease Supplements, (2) such Participant's Tranche A Percentages and Tranche B Percentages in all Lease Supplements, and (3) such Participant's other rights, duties and obligations relating to the Tranche A Portions and the Tranche B Portions of all Lease Supplements under this Agreement and the other Operative Documents; or

                             (D) Without the written consent of Agent and, if no
                      Default has occurred and is continuing, Lessee (which consent of Agent and Lessee shall not be unreasonably withheld), no Equity Participant may make any Assignment of any of such Participant's Outstanding Equity Participation Amount in any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) which does not assign and delegate an equal pro rata interest in the Outstanding Equity Participation Amounts in all Lease Supplements and Installation Periods, including (1) such Participant's Outstanding Equity Participation Amounts in all Lease Supplements, (2) such Participant's Equity Percentages in all Lease Supplements, and (3) such Participant's other rights, duties and obligations relating to the Equity Portions of all Lease Supplements under this Agreement and the other Operative Documents.

               Upon such execution, delivery, acceptance and recording of each Assignment Agreement and satisfaction of the conditions set forth in Subparagraph 7.05(b)(iii), from and after the Assignment Effective Date determined pursuant to such Assignment Agreement,
               (y) each Assignee Participant thereunder shall be a Participant hereunder with a Commitment and an Outstanding Participation Amount, Tranche A Percentage, Tranche B Percentage, Equity Percentage (if applicable) and Proportionate Share in each Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, in the Advances made during such Installation Period) as set forth on Attachment 1 to such Assignment Agreement (under the caption "Commitment, Outstanding Participation Amount, Tranche Percentages and Proportionate Shares After Assignment") and shall have the rights, duties and obligations of such a Participant under this Agreement and the other Operative Documents, and (z) the Assignor Participant thereunder shall be a Participant with a Commitment and an Outstanding Participation Amount, Tranche A Percentage, Tranche B Percentage, Equity Percentage (if applicable) and Proportionate Share in each Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, in the Advances made during such Installation Period) as set forth on Attachment 1 to such Assignment Agreement (under the caption "Commitment, Outstanding Participation Amount, Tranche Percentages and Proportionate Shares After Assignment") , or, if the Assignor's Commitment and Outstanding Participation Amount in each Lease Supplement and Installation Period has been reduced to zero, the Assignor Participant shall cease to be a Participant and to have any obligation to fund any portion of any Advance; provided, however, that any such Assignor Participant which ceases to be a

               Participant shall continue to be entitled to the benefits of any provision of this Agreement which by its terms survives the termination of this Agreement. Each Assignment Agreement shall be deemed to amend Schedule I and each Lease Supplement to the extent, and only to the extent, necessary to reflect the addition of each Assignee Participant, the deletion of each Assignor Participant which reduces its Commitment and Outstanding Participation Amount in each Lease Supplement and Installation Period to zero and the resulting adjustment of Commitments, Outstanding Participation Amounts, Tranche A Percentages, Tranche B Percentages, Equity Percentages (if applicable) and Proportionate Shares in each Lease Supplement arising from the purchase by each Assignee Participant of all or a portion of the rights and obligations of an Assignor Participant under this Agreement and the other Operative Documents. Nothing in this Subparagraph 7.05(b) shall be deemed to restrict the allocation or reallocation by Lessor Agent of the Outstanding Lease Amount of any Lease Supplement to the Tranche A Portion, the Tranche B Portion or the Equity Portion of such Lease Supplement pursuant to Subparagraph 2.02(a) and Paragraph 2.09 hereof and Subparagraph 2.02(b) of the Lease Agreement. Each Assignee Participant which was not previously a Participant hereunder and which is not incorporated under the laws of the United States of America or a state thereof shall, within three (3) Business Days of becoming a Participant, deliver to Lessee and Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI (or successor applicable form), as the case may be, certifying in each case that such Participant is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

                      (ii) Agent shall maintain at its address referred to in
               Paragraph 7.01 a copy of each Assignment Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Participants and the Commitment and Outstanding Participation Amount, Tranche A Percentage, Tranche B Percentage, Equity Percentage (if applicable) and Proportionate Share of each Participant in each Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, in Advances made during such Installation Period) from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and Lessee, Agent and the Participants may treat each Person whose name is recorded in the Register as the owner of the interests recorded therein for all purposes of this Agreement. The Register shall be available for inspection by Lessee or any Participant at any reasonable time and from time to time upon reasonable prior notice.

                      (iii) Upon its receipt of an Assignment Agreement executed by an Assignor Participant and an Assignee Participant (and, to the extent required by clause (i) of this Subparagraph 7.05(b), by Agent and Lessee), together with payment to Agent by Assignor Participant of a registration and processing fee of $3,000, Agent shall (A) promptly accept such Assignment Agreement and (B) on the Assignment Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to Lessors, the Participants and Lessee. Agent may, from time to time at its election, prepare and deliver to Lessors, the Participants and Lessee a revised Schedule I and schedules to the Lease Supplements reflecting the names, addresses and respective Proportionate Shares of all Participants then parties hereto.

                      (iv) Subject to Subparagraph 7.13(h), the Lessor Parties
               may disclose the Operative Documents and any financial or other information relating to Lessee or any Subsidiary to each other or to any potential Assignee Participant.

               (c) Lessor Assignments. Each Lessor may, upon one (1) month's prior written notice to Lessee and Agent, sell and assign all of its right, title and interest in the Property and its rights, powers, privileges, duties and obligations under this Agreement and the other Operative Documents, provided that:

                      (i) If such sale and assignment is effected after either
               (A) the occurrence of a Change of Law which makes it unlawful or unreasonably burdensome for such Lessor to hold legal or beneficial title to the Property or to perform its obligations and duties under this Agreement and the other Operative Documents or (B) the resignation or removal of the Lessor Agent or Agent which was the Lessor Agent or Agent at the time such Lessor became a Lessor, the purchaser/assignee (a "successor Lessor") shall be either (1) a Participant or an Eligible Assignee which is a multi-asset Person having substantial assets beyond its interest in the Property and the Operative Documents or (2) a Person approved as provided in clause (ii) below; or

                      (ii) If such sale and assignment is effected in any other
               circumstance, a successor Lessor shall be a Person that is (A) a financial institution or a Person controlled by a financial institution and (B) approved in writing by Lessor Agent, Agent, Required Participants and, if no Default has occurred and is continuing, Lessee (which consents of Lessor Agent, Agent, Required Participants and Lessee shall not be unreasonably withheld); and

                      (iii) The successor Lessor executes such documents,
               instruments and agreements as may reasonably be necessary to evidence its agreement to assume all of the obligations and duties of a Lessor under this Agreement and the other Operative Documents.

        Upon the consummation of any such sale and assignment, (A) a successor Lessor shall become a "Lessor" and shall succeed to and become vested with all the rights, powers, privileges, duties and obligations of a Lessor under this Agreement and the other Operative Documents and (B) the retiring Lessor shall be discharged from the duties and obligations of a Lessor thereafter arising under this Agreement and the other Operative Documents. After any retiring Lessor's discharge as a Lessor, the provisions of Section 6 and any other provision of this Agreement or any other Operative Document which by its terms survives the termination of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as a Lessor.

        7.06. Setoff. In addition to any rights and remedies of the Participants provided by law, each Participant shall have the right, with the prior written consent of Agent, but without prior notice to or consent of Lessee, any such notice and consent being expressly waived by Lessee to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply against the Lessee Obligations any amount owing from such Participant to Lessee. The aforesaid right of set-off may be exercised by such Participant against Lessee or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Lessee or against anyone else claiming through or against Lessee or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set off shall not have been exercised by such Participant prior to the occurrence of an Event of Default. Each Participant agrees promptly to notify Lessee after any such set-off and application made by such Participant, provided that the failure to give such notice shall not affect the validity of such set-off and application.

        7.07. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

        7.08. Partial Invalidity. If at any time any provision of this Agreement or any other Operative Document is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement or the other Operative Documents nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

        7.09. JURY TRIAL. EACH OF LESSEE AND THE LESSOR PARTIES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING TO THE OPERATIVE DOCUMENTS IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OPERATIVE DOCUMENT.

        7.10. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

        7.11. No Joint Venture, Etc. Neither this Agreement nor any other Operative Document nor any transaction contemplated hereby or thereby shall be construed to (a) constitute a partnership or joint venture between Lessee and any Lessor Party or (b) impose upon any Lessor Party any agency relationship with or fiduciary duty to Lessee.

        7.12. Usury Savings Clause. Nothing contained in this Agreement or any other Operative Documents shall be deemed to require the payment of interest or other charges by Lessee in excess of the amount the applicable Lessor Parties may lawfully charge under applicable usury laws. In the event any Lessor Party shall collect monies which are deemed to constitute interest which would increase the effective interest rate to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute excess interest shall, upon such determination, at the option of Lessor Agent, be returned to Lessee or credited against other Lessee Obligations.

        7.13. Confidentiality. No Lessor Party shall disclose to any Person any information with respect to Lessee or any of its Subsidiaries which is furnished pursuant to this Agreement or under the other Operative Documents, except that any Lessor Party may disclose any such information (a) to its own directors, officers, employees, auditors, counsel and other advisors and to its Affiliates to the extent reasonably determined by such Lessor Party to be necessary for the administration or enforcement of the Operative Documents; (b) to any other Lessor Party; (c) which is otherwise available to the public; (d) if required or appropriate in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over such Lessor Party; (e) if required in response to any summons or subpoena; (f) in connection with any enforcement by any Lessor Party of its rights under this Agreement or the other Operative Documents or any litigation among the parties relating to the Operative Documents or the transactions contemplated thereby; (g) to comply with any Requirement of Law applicable to such Lessor Party; (h) to any Assignee Participant or any prospective Assignee Participant, provided that such Assignee Participant or prospective Assignee Participant agrees to be bound by this Paragraph 7.13; or (i) otherwise with the prior consent of Lessee; provided, however, that (i) any Lessor Party served with any summons or subpoena demanding the disclosure of any such information shall use reasonable efforts to notify Lessee promptly of such summons or subpoena if not prohibited by any requirement of law and, if requested by Lessee and not disadvantageous to such Lessor Party, to cooperate with Lessee in obtaining a protective order restricting such disclosure, and (ii) any disclosure made in violation of this Agreement shall not affect the obligations of Lessee and its Subsidiaries under this Agreement and the other Operative Documents.

        7.14. Effect on Existing Participation Agreement. Lessee and the Lessor Parties agree that on and after the date that this Agreement is executed by all parties hereto, this Agreement shall amend, restate in its entirety and replace, without notation, the Existing Participation Agreement; provided, however, that nothing contained herein shall (i) operate as a waiver of any right, power or remedy of any Lessor Party under the Existing Participation Agreement or any other Operative Document or (ii) extinguish or impair any Lessee Obligations under the Existing Participation Agreement or any other Operative Document except to the extent any such Lessee Obligation is actually satisfied by Lessee; and provided, further, that all Advances outstanding under the Existing Participation Agreement shall remain outstanding and shall be deemed to have been made under this Agreement on a pro rata basis by the Participants hereunder in accordance with their respective Proportionate Shares.

                       [The first signature page follows.]

        IN WITNESS WHEREOF, Lessee, Lessors, Lessor Agent, the Participants and Agent have caused this Amended and Restated Participation Agreement to be executed as of the day and year first above written.



LESSEE:                           LSI LOGIC CORPORATION

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

LESSORS:                          ABN AMRO BANK N.V.

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  KEYBANK NATIONAL ASSOCIATION

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  FBTC LEASING CORP.

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

LESSOR AGENT:                     ABN AMRO BANK N.V.

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

AGENT:                            ABN AMRO BANK N.V.

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

PARTICIPANTS:                     ABN AMRO BANK N.V.

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  BANK ONE, N.A.

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  BANQUE NATIONALE DE PARIS

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  THE DAI-ICHI KANGYO BANK, LTD.

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  FIRST SECURITY BANK, N.A.

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  FBTC LEASING CORP.

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------
                                  THE FUJI BANK, LIMITED

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  THE INDUSTRIAL BANK OF JAPAN,
                                  LIMITED

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  KEYBANK NATIONAL ASSOCIATION

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  NATIONAL CITY BANK

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  UNION BANK OF CALIFORNIA, N.A.

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                   SCHEDULE I

                            LESSORS AND PARTICIPANTS

                                     PART A

                                   COMMITMENTS

-------------------------------------------------------------------------------------------------
      Participant           Commitment Amount      Proportionate Share      Type of Commitment
                                                    of Each Advance
-------------------------------------------------------------------------------------------------
ABN AMRO Bank N.V.             $43,000,000                17.2%           Tranche A, Tranche B
                                                                          and Equity
-------------------------------------------------------------------------------------------------
The Industrial Bank of          35,000,000                14.0%           Tranche A and Tranche B
Japan, Limited
-------------------------------------------------------------------------------------------------
Bank One, N.A.                  25,000,000                10.0%           Tranche A and Tranche B

-------------------------------------------------------------------------------------------------
Banque Nationale de             25,000,000                10.0%           Tranche A and Tranche B
Paris
-------------------------------------------------------------------------------------------------
First Security Bank,            25,000,000                10.0%           Tranche A and Tranche B
N.A.
-------------------------------------------------------------------------------------------------
KeyBank National                25,000,000                10.0%           Tranche A, Tranche B
Association                                                               and Equity
-------------------------------------------------------------------------------------------------
The Fuji Bank, Limited          23,179,500              9.2718%           Tranche A
-------------------------------------------------------------------------------------------------
The Dai-Ichi Kangyo             15,000,000                 6.0%
Bank, Ltd.
-------------------------------------------------------------------------------------------------
National City Bank              15,000,000                 6.0%           Tranche A and Tranche B

-------------------------------------------------------------------------------------------------
Union Bank of                   15,000,000                 6.0%           Tranche A and Tranche B
California, N.A.
-------------------------------------------------------------------------------------------------
FBTC Leasing Corp.               3,820,500              1.5282%           Tranche B and Equity
-------------------------------------------------------------------------------------------------
TOTAL                         $250,000,000               100.0%
-------------------------------------------------------------------------------------------------

                            PART B - ADDRESSES, ETC.



ABN AMRO BANK N.V. (as a Lessor and a Participant)

Applicable Participating Office:

ABN AMRO Bank N.V.
101 California Street, Suite 4550
San Francisco, CA  94111

Address for Advance Requests, Notices of Rental Period Selection and Notices of Renewal Option Exercise:

ABN AMRO Bank N.V.
208 South LaSalle Street, Suite 1500
Chicago, IL  60604-1003
Attn:  Loan Administration
Tel. No.:  (312) 992-5153
Fax No.:  (312) 992-5158

Address for all other notices:

ABN AMRO Bank N.V.
208 South LaSalle Street, Suite 1500
Chicago, IL  60604-1003
Attn:  Credit Administration
Tel. No.:  (312) 992-5110
Fax No.:  (312) 992-5111

With a copy of all notices to:

ABN AMRO Bank N.V.
101 California Street, Suite 4550
San Francisco, CA  94111
Attn:  Richard DaCosta
Tel. No.:  (415) 984-3718
Fax No.:  (415) 362-3524

ABN AMRO Bank N.V.
135 South LaSalle Street, Suite 740
Chicago, IL  60603
Attn:  Elizabeth McClellan
Tel. No.:  (312) 904-2809
Fax No.:  (312) 904-6217

Wiring Instructions:

ABN AMRO Bank N.V.
New York, New York
RT/ABA No.:  026009580
F/O ABN AMRO Bank N.V. Chicago CPU
Account No.:  650-001-1789-41
Reference:  LSI Logic Corporation Synthetic Lease

Major Executive Office in United States:

ABN AMRO Bank N.V.
208 South LaSalle Street, Suite 1500
Chicago, IL  60604-1003

BANK ONE, N.A. (as a Participant)

Applicable Participating Office:

Bank One, N.A.
One Bank One Plaza, 10th Floor
Chicago, IL  60670

Address for Advance Requests, Notices of Rental Period Selection and Notices of Renewal Option Exercise:

Bank One, N.A.
One Bank One Plaza, 10th Floor
Chicago, IL  60670
Attn: Maryse Theodule
Tel. No: (312) 732-2259
Fax No: (312) 732-4840

Address for all other notices:

Bank One, N.A.
777 S. Figueroa Street, 4th Floor
Los Angeles, CA  90017
Attn: James P. Moore
Tel. No: (213) 683-4966
Fax No: (213) 683-4949


Wiring Instructions:

Bank One, N.A.
Chicago, Illinois
ABA No.:       071000013
Account No.:   4811 5286 0000
               For Further Credit To:  LS2 OSD Money Transfer Incoming Account
Reference:     LSI Logic Corporation
Attn:          Maryse Theodule

BANQUE NATIONALE DE PARIS (as a Participant)

Applicable Participating Office:

Banque Nationale de Paris
180 Montgomery Street, 3rd Floor
San Francisco, CA  94104

Address for Advance Requests, Notices of Rental Period Selection and Notices of Renewal Option Exercise:

Banque Nationale de Paris
180 Montgomery Street, 3rd Floor
San Francisco, CA  94104
Attn: Don Hart, Vice President - Treasury
Tel. No: (415) 956-2511
Fax No: (415) 989-9041

Address for all other notices:

Banque Nationale de Paris
180 Montgomery Street, 3rd Floor
San Francisco, CA  94104
Attn: Rafael Lumanlan, Vice President
Tel. No: (415) 956-0707
Fax No: (415) 296-8954

Wiring Instructions:

The Federal Reserve Bank of New York
ABA No.:       026007689 Banque Nationale de Paris
Beneficiary:   BNP San Francisco
Account No.:   14334000176
Reference:     Principal paydown (or commitment fee, interest payment, or etc.)
               By order:  LSI Synthetic Lease
Attn:          Peggy Tatum

THE DAI-ICHI KANGYO BANK, LTD. (as a Participant)

Applicable Participating Office:

The Dai-Ichi Kangyo Bank, Ltd.
One World Trade Center, Suite 4911
New York, NY  10038

Address for Advance Requests, Notices of Rental Period Selection and Notices of Renewal Option Exercise:

The Dai-Ichi Kangyo Bank, Ltd.
One World Trade Center, Suite 4911
New York, NY  10048
Attn: Wendy Yuen and/or Adolfo Aguirre
Tel. No: (212) 432-6691
Fax No: (212) 524-0049

Address for all other notices:

The Dai-Ichi Kangyo Bank, Ltd.
One World Trade Center, Suite 4911
New York, NY  10048
Attn: Nelson Chang or Anne Marie Heverin
Tel. No: (212) 432-8341 or (212) 432-8471
Fax No: (212) 524-0579

Wiring Instructions:

The Dai-Ichi Kangyo Bank, New York
ABA No.:       026-004-307
Account No.:   H10-740-014132
Reference:     LSI Logic Corporation
Attn:          Loan Operation Department

FIRST SECURITY BANK, N.A. (as a Participant)

Applicable Participating Office:

First Security Bank, N.A.
4949 Meadows Road, Suite 150
Lake Oswego, OR  97035

Address for Advance Requests, Notices of Rental Period Selection and Notices of Renewal Option Exercise:

First Security Bank, N.A.
P.O. Box 7666
Boise, ID  83705
Attn: Mary Wissel, Commercial Loan Accounting Center
Tel. No: (208) 393-4046
Fax No: (208) 393-4540

Address for all other notices:

First Security Bank, N.A.
4949 Meadows Road, Suite 150
Lake Oswego, OR  97035
Attn: Janice K. Sauer, Vice President
Tel. No: (503) 675-3255
Fax No: (503) 675-3209

Wiring Instructions:

First Security Bank, N.A.
Boise, IDR
ABA No.:       124-1000-80
Account No.:   209-091-0429
               For Further Credit To:  Commercial Loan Accounting
Reference:     LSI Logic Corporation
Attn:          Mary Wissel

THE FUJI BANK, LIMITED (as a Participant)

Applicable Participating Office:

The Fuji Bank, Limited
333 South Hope Street, Suite 3900
Los Angeles, CA  90071

Address for Advance Requests, Notices of Rental Period Selection and Notices of Renewal Option Exercise:

The Fuji Bank, Limited
333 South Hope Street, Suite 3900
Los Angeles, CA  90071
Attn: Linda Zhong
Tel. No: (213) 253-4137
Fax No: (213) 253-4178

Address for all other notices:

The Fuji Bank, Limited
333 South Hope Street, Suite 3900
Los Angeles, CA  90071
Attn: Mano Mylvaganam
Tel. No: (213) 253-4130
Fax No: (213) 253-4178

Wiring Instructions:

Bankers Trust Company
New York, New York
ABA No.:       021-001-033
Account Name:  The Fuji Bank, Ltd., Los Angeles Agency
Account No.:   0440-02840
Reference:     LSI Logic Corporation

FBTC LEASING CORP. (as a Lessor and a Participant)

Applicable Participating Office:

FBTC Leasing Corp.
Two World Trade Center, 79th Floor
New York, NY  10048

Address for Advance Requests, Notices of Rental Period Selection and Notices of Renewal Option Exercise:

FBTC Leasing Corp.
Two World Trade Center, 79th Floor
New York, NY  10048
Attn: Paula Kamuda or Gail Hall
Tel. No: (212) 898-2532 or (212) 898-2441
Fax No: (212) 775-7276

Address for all other notices:

FBTC Leasing Corp.
Two World Trade Center, 79th Floor
New York, NY  10048
Attn:  Carl Marcantonio or Colin Monaghan
Tel. No: (212) 898-2439 or (212) 898-2484
Fax No: (212) 775-7276

Wiring Instructions:

Fuji Bank and Trust Company
ABA No.:              02600-8905
Account Name:  FBTC Leasing Corp.
Account No.:          001-900269

Additional Information:

Attention:  Gail Hall
Reference:  LSI Logic Corporation

Chief Executive Office/Major Executive Office in United States:

FBTC Leasing Corp.
Two World Trade Center, 79th Floor
New York, NY  10048

THE INDUSTRIAL BANK OF JAPAN, LIMITED (as a Participant)

Applicable Participating Office:

The Industrial Bank of Japan, Limited
One Market Street
Spear Street Tower, Suite 1610
San Francisco, CA  94105-1000

Address for Advance Requests, Notices of Rental Period Selection and Notices of Renewal Option Exercise:

The Industrial Bank of Japan, Limited
1251 Avenue of the Americas
New York, NY  10020
Attn: Richard Emmich
Tel. No: (212) 282-3000
Fax No: (212) 282-4480

Address for all other notices:

The Industrial Bank of Japan, Limited
One Market Street
Spear Street Tower, Suite 1610
San Francisco, CA  94105-1000
Attn: Joe Endoso
Tel. No: (415) 693-1822
Fax No: (415) 982-1917

Wiring Instructions:

The Industrial Bank of Japan, Limited
New York, NY 10020
ABA No.: 026-008-345
Account No.:   00290661
For Further Credit To:  LSI Logic

KEYBANK NATIONAL ASSOCIATION (as a Lessor and a Participant)

Applicable Participating Office:

KeyBank National Association
700 Fifth Avenue, 46th Floor
Seattle, WA  98104

Address for Advance Requests, Notices of Rental Period Selection and Notices of Renewal Option Exercise:

KeyBank National Association
431 East Parkcenter Boulevard
Boise, ID  83705
Attn: Specialty Services Team
Tel. No: (800) 297-5518
Fax No: (800) 297-5495

Address for all other notices:

KeyBank National Association
700 Fifth Avenue, 46th Floor
Seattle, WA  98104
Attn: Mary K. Young
Tel. No: (206) 684-6085
Fax No: (206) 684-6035

Wiring Instructions:

KeyBank National Association
Seattle, WA
ABA No.: 125000574
Account No.: 01500163
Reference: LSI Logic
Attn:  Specialty Services

Chief Executive Office:

KeyBank National Association
700 Fifth Avenue, 46th Floor
Seattle, WA  98104

NATIONAL CITY BANK (as a Participant)

Applicable Participating Office:

National City Bank
P. O. Box 36000
Louisville, KY  40233-6000

Address for all notices:

National City Bank
1900 East Ninth Street, Locator 01-2071
Cleveland, OH  44114-3484
Attn: Rachel Marotta
Tel. No:
Fax No: (216) 575-2426

Wiring Instructions:

National City Bank
ABA No.:       041-000-124
Account Name:  Commercial Loan Operations
Account No.:   151-804
Reference:     LSI Logic Corporation

UNION BANK OF CALIFORNIA, N.A. (as a Participant)

Applicable Participating Office:

Union Bank of California, N.A.
350 California Street, 10th Floor
San Francisco, CA  94104

Address for Advance Requests, Notices of Rental Period Selection and Notices of Renewal Option Exercise:

Union Bank of California, N.A.
Syndication Participation Group
1980 Saturn Street
Monterey Park, CA  91755
Attn: Gohar Karapetvan
Tel. No: (213) 720-2679
Fax No: (213) 724-6198

Address for all other notices:

Union Bank of California, N.A.
350 California Street, 10th Floor
San Francisco, CA  94104
Attn: Glenn Leyrer
Tel. No.: (415) 705-7578
Fax No.: (415) 705-7111

Wiring Instructions:

Union Bank of California, N.A.
1980 Saturn Street
Monterey Park, CA  91755
ABA No.:       122-0000-496
Account No.:   070196431
Reference:     LSI Logic Corporation
Attn:          192 Note Center

                                   SCHEDULE II

                                  PRICING GRID

                  (For Commitment Fees and LIBOR Rental Rates)



                                                     TRANCHE A AND
                  PRICING                              TRANCHE B           EQUITY
   PRICING         PERIOD                              APPLICABLE        APPLICABLE
    RATIO          LEVEL        COMMITMENT FEES          MARGIN            MARGIN
    -----          -----        ---------------          ------            ------

  </=0.75            1               0.200%              1.000%            2.000%

    >0.75,
  </=1.50            2               0.250%              1.125%            2.250%

    >1.50            3               0.300%              1.375%            2.500%


                                   EXPLANATION

1. The initial Pricing Period shall commence on the date of this Agreement and end on the date Lessee delivers to Agent the Pricing Ratio Certificate for the two fiscal quarter period ending June 30, 2000. During such initial Pricing Period, the Commitment Fee applicable to the Tranche A Commitments and the Tranche B Commitments shall be 0.225%, the Commitment Fee applicable to the Equity Commitments shall be 0.300%, the Tranche A and Tranche B Applicable Margin shall be 1.125% and the Equity Applicable Margin shall be 2.250%.

2. Except for the initial Pricing Period, the Commitment Fees and the Applicable Margin for the LIBOR Rental Rate will be set for each Pricing Period and will vary depending upon whether such period is a Level 1 Period, a Level 2 Period or a Level 3 Period.

3. Each Pricing Period after the initial Pricing Period will be a Level 1 Period, a Level 2 Period, or a Level 3 Period depending upon the Pricing Ratio calculated on an annualized basis for the most recent consecutive two-quarter period ending on the last day of the quarter that ended prior to the first day of such Pricing Period.

        4. If the Applicable Margin has not yet been determined for a Pricing Period on the date any Rental Period commences or any Base Rent is payable with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), the Variable Component of Base Rent shall accrue and be paid on such Lease Supplement or Installation Period calculated on the basis of the Applicable Margin for the applicable

        Tranche during the prior Pricing Period. When the Applicable Margin is determined for such Pricing Period, accrued but unpaid Variable Component of Base Rent on the Outstanding Lease Amount of such Lease Supplement during such Pricing Period shall be recalculated on the basis of such Applicable Margin, but Agent and Participants shall not be required to refund any excess payment of the Variable Component of Base Rent and Lessee shall not be required to make any additional payment of Variable Component of Base Rent with respect to any Lease Supplement or Installation Period on which the Variable Component of Base Rent was paid during such Pricing Period prior to determination of the Applicable Margin.

                                  SCHEDULE 1.01

                                   DEFINITIONS



        "ABN AMRO" shall mean ABN AMRO Bank N.V.

        "Acquisition" shall mean any transaction or series of related transactions for the purpose of or resulting in (a) the acquisition, directly or indirectly, of all or substantially all of the assets of a Person or of any business or division of a Person, (b) the acquisition, directly or indirectly, of all or substantially all of the capital stock, obligations or other securities of or interest in a Person, or (c) a merger or consolidation or any other combination by Lessee or any Subsidiary with another Person.

        "Acquisition Advances" shall have the meaning given to that term in Subparagraph 2.01(d) of the Participation Agreement.

        "Acquisition Agreements" shall mean the purchase agreements with the Suppliers of the Property pursuant to which Lessee has agreed to purchase the Property.

        "Acquisition Agreement Acceptance Certificate" shall have the meaning given to that term in Subparagraph 2.01(c) of the Participation Agreement.

        "Acquisition Price" shall mean (a) with respect to all of the Property, the total purchase price payable by Lessee for all of the Property and (b) with respect to any portion of the Property, the total purchase price payable by Lessee for such portion of the Property.

        "Additional Acquisition Advances" shall have the meaning given to that term in Subparagraph 2.01(b) of the Participation Agreement.

        "Additional Advance Request" shall have the meaning given to that term in Subparagraph 2.03(b) of the Participation Agreement.

        "Advance Requests" shall have the meaning given to that term in Subparagraph 2.03(c) of the Participation Agreement.

        "Advances" shall have the meaning given to that term in Subparagraph 2.01(d) of the Participation Agreement.

        "Affiliate" shall mean any Person which, directly or indirectly, controls, is controlled by or is under common control with another Person. For purposes of the foregoing, "control" with respect to any Person shall mean the possession, directly or indirectly, of the power (a) to vote twenty-five percent (25%) or more of the securities having ordinary voting power for the election of directors of such Person, or (b) to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                                     1.01-1

        "Agent" shall mean ABN AMRO, acting in its capacity as Agent for the Participants under the Operative Documents.

        "Agent's Fees" shall have the meaning given to that term in Subparagraph 2.04(a) of the Participation Agreement.

        "Agent's Letter" shall mean the letter agreement dated as of March 31, 2000, between Lessee and Agent.

        "Alternate Rental Rate" shall mean, for any Rental Period (or portion thereof), the per annum rate equal to the Base Rate in effect from time to time during such period plus the Applicable Margin, such rate to change from time during such period as the Base Rate or Applicable Margin shall change.

        "Applicable Margin" shall mean:

                      (a) The per annum margin which is determined pursuant to
               the Pricing Grid and added to the LIBO Rate with respect to the LIBOR Rental Rate; or

                      (b) Zero percent (0%) per annum with respect to the
               Alternate Rental Rate;

provided, however, that each Applicable Margin set forth in subparagraphs (a) and (b) of this definition shall be increased by two percent (2.0%) per annum on the date an Event of Default occurs and shall continue at such increased rate unless and until such Event of Default is cured or waived in accordance with this Agreement. The Applicable Margins shall be determined as provided in the Pricing Grid and may change for each Pricing Period.

        "Applicable Participating Office" shall mean, with respect to any Participant, (a) initially, its office designated as such in Part B of Schedule I (or, in the case of any Participant which becomes a Participant by an assignment pursuant to Subparagraph 7.05(b) of the Participation Agreement, its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices as such Participant may designate to Agent as the office at which such Participant's interest in the Lease Agreement will thereafter be maintained and for the account of which all payments of Rent and other amounts payable to such Participant under the Operative Documents will thereafter be made.

        "Appraisal" shall mean an appraisal of the Property or a portion thereof in a form satisfactory to Agent, prepared by an independent appraiser that (a) has experience with property of the same general type as the Property and (b) is approved by Agent and the selection of such appraiser and the terms of engagement are consented to by Lessee at the time such appraiser is selected for a particular Appraisal, such consent of Lessee not to be unreasonably withheld. The parties acknowledge that, among other reasons, an appraiser's failure to perform in accordance with an engagement letter delivered for an Appraisal previously delivered pursuant to the Operative Documents shall be sufficient basis for Lessee to withhold its consent, including any delay in delivering an Appraisal required with respect to an Additional Acquisition Advance after Lessee provided all information specified in Schedule 3.02(e) with respect to each item of



                                     1.01-2

Equipment to be included in such Appraisal not less than twenty-one (21) days prior to the date such Additional Acquisition Advance was requested to be made.

        "Assignee Participant" shall have the meaning given to that term in Subparagraph 7.05(b) of the Participation Agreement.

        "Assignee Purchaser" shall have the meaning given to that term in Subparagraph 5.03(b)of the Purchase Agreement.

        "Assignment" shall have the meaning given to that term in Subparagraph 7.05(b) of the Participation Agreement.

        "Assignment Agreement" shall have the meaning given to that term in Subparagraph 7.05(b) of the Participation Agreement.

        "Assignment Effective Date" shall have, with respect to each Assignment Agreement, the meaning set forth therein.

        "Assignor Participant" shall have the meaning given to that term in Subparagraph 7.05(b) of the Participation Agreement.

        "Assumed Appraisal" shall have the meaning given to that term in Subparagraph 3.02(h) of the Purchase Agreement.

        "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy."

        "Base Rate" shall mean, on any day, the greater of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate for such day plus one-half percent (0.50%).

        "Base Rent" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

        "Business Day" shall mean any day on which (a) commercial banks are not authorized or required to close in San Francisco, California, Chicago, Illinois, or New York, New York and (b) if such Business Day is related to a LIBOR Rental Rate, dealings in Dollar deposits are carried out in the London interbank market and commercial banks are open for business in London.

        "Capital Adequacy Requirement" shall have the meaning given to that term in Subparagraph 2.12(d) of the Participation Agreement.

        "Capitalized Interest" shall mean interest that is incurred or accrued in any period and added to the cost of the asset in connection with which such interest is incurred.

        "Capital Lease" shall mean, for any Person, any lease of property (whether real, personal or mixed) which, in accordance with GAAP, would, at the time a determination is made, be required to be recorded as a capital lease in respect of which such Person is liable as lessee.


                                     1.01-3

        "Cash Collateral" shall have the meaning given to that term in Paragraph 2.06(b) of the Lease Agreement.

        "Casualty" shall mean any damage to, destruction of or decrease in the value of all or any portion of any of the Property as a result of fire, flood, earthquake or other natural cause and any other cause typically covered by an all risks extended coverage policy of insurance.

        "Casualty and Condemnation Proceeds" shall mean all awards, damages, compensation, reimbursement and other payments made or to be made to Lessee or Lessor Agent from any insurer, Governmental Authority or other Person (other than Lessee or any Lessor Party) on account of any Casualty or Condemnation.

        "Change of Control" shall mean (a) the acquisition after the date hereof by any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act")) of (i) beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act) of thirty percent (30%) or more of the outstanding equity securities of Lessee entitled to vote for members of the Board of Directors of Lessee, or (ii) all or substantially all of the assets of Lessee; or (b) during any period of twelve (12) consecutive calendar months, individuals who are directors of Lessee on the first day of such period ("Initial Directors") and any directors of Lessee who are specifically approved by two-thirds of the Initial Directors and previously-approved Directors shall cease to constitute a majority of the Board of Directors of Lessee before the end of such period

        "Change of Law" shall have the meaning given to that term in Subparagraph 2.12(b) of the Participation Agreement.

        "Closing Date" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

        "Closing Date Appraisal" shall mean, with respect to the Property described in Exhibit A, an Appraisal that assesses on or as of a recent date prior to the Closing Date (a) the Fair Market Value and remaining useful life of such Property on such date and (b) the Fair Market Value and remaining useful life of such Property on the original Scheduled Expiration Date for the Lease Supplement in which such Property will be included and each subsequent Scheduled Expiration Date assuming such Scheduled Expiration Date is extended by the exercise of each Renewal Option.

        "Collateral" shall mean the Property Collateral, the Cash Collateral and all other property in which any Lessor Party has a Lien to secure any of the Lessee Obligations.

        "Commitment" shall mean, with respect to any Participant at any time, the amount set opposite such Participant's name on Part A of Schedule I or, if such amount is reduced pursuant to Subparagraph 2.08 of the Participation Agreement, the amount to which so reduced.

        "Commitment Fees" shall have the meaning given to that term in Subparagraph 2.04(b) of the Participation Agreement.

                                     1.01-4

        "Commitment Period" shall have the meaning given to that term in Subparagraph 2.01(b) of the Participation Agreement.

        "Commitment Termination Date" shall have the meaning given to that term in Subparagraph 2.01(b) of the Participation Agreement.

        "Compliance Certificate" shall have the meaning given to that term in clause (iii) of Subparagraph 5.01(a) of the Participation Agreement.

        "Condemnation" shall mean any condemnation, requisition, confiscation, seizure or other taking or sale of the use, access, occupancy or other right in or to all or any portion of any of the Property (whether wholly or partially, temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Governmental Authority or other Person having the power of eminent domain or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action. A "Condemnation" shall be deemed to have occurred on the earliest of the dates that use, access, occupancy or other right is taken.

        "Conforming Bid" shall have the meaning given to that term in Subparagraph 3.02(c) of the Purchase Agreement.

        "Consolidated CMLTD" shall mean, as of any date of determination, the portion of long-term indebtedness coming due in the current quarter and the next succeeding three-quarter period as determined in accordance with GAAP.

        "Consolidated Current Liabilities" shall mean, as of any date of determination, the sum of current liabilities of Lessee and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP, plus (without duplication) Guaranty Obligations with respect to that portion of the underlying obligations which come due within one year of such date of determination.

        "Consolidated EBITDA" shall mean, for any period, Consolidated Net Income plus Consolidated Interest Expense plus income tax expense plus depreciation expense and amortization expense, which were deducted in determining Consolidated Net Income, of Lessee and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

        "Consolidated Interest Expense" shall mean, for any period, interest expense (including interest expense attributable to Capital Leases) of Lessee and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

        "Consolidated Net Income" shall mean, for any period, the net income of Lessee and its Subsidiaries on a consolidated basis for such period taken as a single accounting period, as determined in accordance with GAAP.

        "Consolidated Quick Assets" shall mean, as of any date of determination, the sum of all unencumbered and unrestricted (except those encumbered or restricted in favor of the Agent or the Lessor Parties as security for the Lessee Obligations) cash, cash equivalents and net accounts

                                     1.01-5
receivable classified as current assets according to GAAP, of Lessee and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

        "Consolidated Tangible Net Worth" shall mean, as of any date of determination, Consolidated Total Assets minus Consolidated Total Liabilities, minus (a) all assets which would be classified in a separate account as intangible assets in accordance with GAAP, including goodwill, organizational expense, research and development expense, capitalized software, patent applications, patents, trademarks, trade names, brands, copyrights, trade secrets, customer lists, licenses, franchises and covenants not to compete, (b) all unamortized debt discount and expense and (c) all treasury stock; provided, however, that to the extent otherwise included in the amount set forth in the foregoing clause (a) of this definition, there shall be excluded from such amount the sum of (i) all engineering costs incurred in connection with the development of major production capabilities at new manufacturing facilities or refurbishment of an existing facility or with respect to introducing a new manufacturing process to existing or new manufacturing facilities and which are classified as a fixed asset and capitalized on the consolidated balance sheet of Lessee in accordance with GAAP and (ii) amounts representing the capitalized portion of the acquisition and development costs of software necessary for the operation of the business of Lessee and its Subsidiaries, as shown on the consolidated balance sheet of Lessee.

        "Consolidated Total Assets" shall mean, as of any date of determination, the total assets of Lessee and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

        "Consolidated Total Debt" shall mean, as of any date of determination, all Indebtedness of Lessee and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

        "Consolidated Total Liabilities" shall mean, as of any date of determination, the total liabilities of Lessee and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

        "Contractual Obligation" of any Person shall mean, any indenture, note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument; contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

        "Credit Event" shall mean the making of each Advance, the exercise of any Renewal Option under the Lease Agreement, the exercise of the Partial Purchase Option under the Purchase Agreement or the exercise of the Marketing Option under the Purchase Agreement.

        "Current Appraisal" shall have the meaning given to that term in Subparagraph 3.02(h) of the Purchase Agreement.

        "Default" shall mean an Event of Default or any event or circumstance not yet constituting an Event of Default which, with the giving of notice or the lapse of any period of time or both would become an Event of Default.

                                     1.01-6

        "Defaulting Participant" shall mean a Participant which has failed to fund its portion of any Advance which it is required to fund under the Participation Agreement and has continued in such failure for three (3) Business Days after written notice from Agent.

        "Designated Purchaser" shall have the meaning given to that term in Subparagraph 3.02(e) of the Purchase Agreement.

        "Dollars" and "$" shall mean the lawful currency of the United States of America and, in relation to any payment under the Operative Documents, same day or immediately available funds.

        "Eligible Assignee" shall mean a commercial bank having a combined capital and surplus of at least $100,000,000, or another financial institution which is a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933, as amended, that is acting through a branch or agency or an office located in the United States.

        "Environmental Laws" shall mean all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directives, requests, licenses, authorizations and permits of, and agreements with (including consent decrees), any Governmental Authorities, in each case relating to or imposing liability or standards of conduct concerning public health, safety and environmental protection matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the California Hazardous Waste Control Law, the California Solid Waste Management, Resource Recovery and Recycling Act, the California Water Code and the California Health and Safety Code.

        "Equipment" shall have the meaning given to that term in Subparagraph 2.01(a) of the Lease Agreement.

        "Equity Capital" shall mean, as of any date of determination, Consolidated Total Assets minus Consolidated Total Liabilities (exclusive of the cumulative translation adjustment account as reported in the consolidated balance sheet of Lessee and its Subsidiaries as of such date).

        "Equity Participant" shall mean, at any time with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), a Lessor having an Outstanding Equity Participation Amount in such Lease Supplement at such time.

        "Equity Percentage" shall mean, with respect to each Participant and any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), a fraction (expressed as a percentage rounded to the eighth digit to the right of the decimal point), the numerator of which is such Participant's Outstanding Equity Participation Amount in such Lease Supplement or Installation


                                     1.01-7

Period on such date and the denominator of which is the Outstanding Lease Amount of such Lease Supplement or Installation Period on such date.

        "Equity Portion" shall mean, (a) with respect to any Advance without reference to any Participant, the portion of such Advance equal to the Equity Proportionate Share of such Advance and (b) with respect to any Advance with reference to any Participant, the portion of such Advance equal to such Participant's Equity Percentage of such Advance.

        "Equity Proportionate Share" shall mean, with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), an amount equal to the difference between (a) one hundred percent (100%) and (b) the sum of the Tranche A Proportionate Share and the Tranche B Proportionate Share for such Lease Supplement or Installation Period.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974.

        "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) which is under common control with Lessee within the meaning of
Section 4001(a)(14) of ERISA and Sections 414(b), (c) and (m) of the IRC.

        "ERISA Event" shall mean (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by Lessee or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan subject to Title IV of ERISA; (d) a failure by Lessee or any ERISA Affiliate to make required contributions to a Pension Plan or other Plan subject to Section 412 of the IRC; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Lessee or any ERISA Affiliate; or
(g) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Pension Plan.

        "Event of Default" shall have the meaning given to that term in Paragraph 5.01 of the Lease Agreement.

        "Existing Lease Agreement" shall have the meaning given to that term in Recital B of the Lease Agreement.

        "Existing Lessor Security Agreement" shall have the meaning given to that term in Recital B of the Lessor Security Agreement.

        "Existing Participation Agreement" shall have the meaning given to that term in Recital A of the Participation Agreement.


                                     1.01-8

        "Existing Purchase Agreement" shall have the meaning given to that term in Recital B of the Purchase Agreement.

        "Expense Advances" shall have the meaning given to that term in Subparagraph 2.01(b) of the Participation Agreement.

        "Expiration Date" shall mean, with respect to any Lease Supplement, the earlier of (a) the Scheduled Expiration Date for such Lease Supplement under the Lease Agreement, as such date may be extended by the exercise of any Renewal Option under Subparagraph 2.02(b) of the Lease Agreement, and (b) the Termination Date for such Lease Supplement under the Lease Agreement, if such Lease Supplement is terminated prior to its Scheduled Expiration Date in accordance with its terms.

        "Expiration Date Appraised Value" shall mean, with respect to any Property, the Fair Market Value of such Property as of the original Scheduled Expiration Date for the Lease Supplement in which such Property is included and each subsequent Scheduled Expiration Date assuming such Scheduled Expiration Date is extended by the exercise of each Renewal Option, as determined by an Appraisal as of a recent date prior to the date such Property is purchased by Lessors or by a Renewal Date Appraisal Update as of a recent date prior to the date such Renewal Option is exercised. In determining the Expiration Date Appraised Values with respect to any Property, the Fair Market Value of such Property shall be the value to be realized when such Property is sold on an individual basis independent of the business of Lessee in a competitive and open market and with appropriate market exposure.

        "Expiration Date Purchase Option" shall have the meaning given to that term in Subparagraph 3.01(b) of Purchase Agreement.

        "Fair Market Value" shall mean, with respect to any of the Property or any portion thereof, the maximum reasonable amount (not less than zero) that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, for the ownership of the Property or such portion.

        "FASB 13" shall mean Financial Accounting Standards Board Statement No. 13, together with any GAAP interpretations thereof. If FASB 13 changes after the Closing Date such that the allocation of the Outstanding Lease Amount of any Lease Supplement among the Tranche A Portion, the Tranche B Portion or the Equity Portion or the determination of the Fixed Component of Base Rent and the Residual Value Guaranty Amount for such Lease Supplement would be calculated in a different manner or with different components, Lessee and the Lessor Parties agree to negotiate in good faith to amend the applicable Operative Documents in such respects as are necessary to provide for off-balance sheet accounting treatment for Lessee and the same economic risk and return to the Participants as in effect prior to such change in FASB 13; provided, however, that, until Lessee and the Lessor Parties so amend the Operative Documents, the allocation of the Outstanding Lease Amount of each Lease Supplement among the Tranche A Portion, the Tranche B Portion or the Equity Portion and the Fixed Component of Base Rent and

                                     1.01-9
the Residual Value Guaranty Amount for each Lease Supplement shall be calculated in accordance with FASB 13 as in effect immediately prior to such change.

        "Federal Funds Rate" shall mean, for any day, the rate per annum set forth in the weekly statistical release designated as H.15 (519), or any successor publication, published by the Federal Reserve Board (including any such successor publication, "H.15 (519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day, such rate is not yet published in H.15 (519), the rate for such day shall be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, the "Composite 3:30 p.m. Quotations") for such day under the caption "Federal Funds Effective Rate". If on any relevant day, such rate is not yet published in either H.15 (519) or the Composite 3:30 p.m. Quotations, the rate for such day shall be the arithmetic means, as determined by Agent, of the rates quoted to Agent for such day by three (3) Federal funds brokers of recognized standing selected by Agent for overnight Federal funds transactions.

        "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of income, shareholders' equity and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

        "Fixed Component" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

        "Foreign Plan" shall mean any employee benefit plan maintained by Lessee or any of its Subsidiaries which is mandated or governed by any Governmental Rule of any Governmental Authority other than the United States.

        "FRB" shall mean the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

        "GAAP" shall mean generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

        "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the FRB, the Comptroller of the Currency, any central bank or any comparable authority.

                                    1.01-10

        "Governmental Charges" shall mean, with respect to any Person, all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon such Person or any of its property or otherwise payable by such Person.

        "Governmental Rule" shall mean any law, rule, regulation, ordinance, order, code, interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

        "Guaranty Obligation" shall mean, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person:

               (a) With respect to any Indebtedness, lease (other than an operating lease), dividend, or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (ii) to advance or provide funds (A) for the payment or discharge of any such primary obligation, or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or
        (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof;

               (b) (i) With respect to letters of credit, acceptances, bank guaranties, surety bonds or similar instruments issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (ii) as a partner or joint venturer in any partnership or joint venture;

               (c) With respect to "synthetic" leases; or

               (d) Net obligations with respect to Rate Contracts, other than Rate Contracts entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person.

        "Hazardous Substances" shall mean any toxic or hazardous substances, materials, wastes, contaminants or pollutants, including asbestos, PCBs, petroleum products and byproducts, and any substances defined or listed as "hazardous substances," "hazardous materials," "hazardous wastes" or "toxic substances" (or similarly identified), regulated under or forming the basis for liability under any applicable Environmental Law.

        "Indebtedness" shall mean, for any Person, without duplication:

               (a) All indebtedness or other obligations of such Person for borrowed money;

               (b) All obligations of such Person for the deferred purchase price of property or services (including obligations under credit facilities which secure or finance such


                                    1.01-11
        purchase price and obligations under "synthetic" leases), other than trade payables incurred by such Person in the ordinary course of its business on ordinary terms;

               (c) All obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

               (d) All indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

               (e) All obligations under Capital Leases;

               (f) All Guaranty Obligations other than Guaranty Obligations described in clauses (a)(iii) and (a)(iv) of the definition of "Guaranty Obligation" where the primary obligor is a Subsidiary; and

               (g) All indebtedness of another Person secured by any Lien upon or in property owned by the Person for whom Indebtedness is being determined, whether or not such Person has assumed or become liable for the payment of such indebtedness of such other Person; provided, that if such indebtedness is not assumed and recourse is limited solely to such property, the Indebtedness incurred hereunder shall be valued at the lesser of the principal amount of the obligation so secured or the fair market value of the property subject to such Lien.

        "Indemnified Taxes" shall mean all income taxes, stamp taxes, sales taxes, use taxes, rental taxes, gross receipts taxes, property (tangible and intangible) taxes, franchise taxes, excise taxes, value added taxes, turnover taxes, withholding taxes and other taxes and Governmental Charges, together with any and all assessments, penalties, fines, additions and interest thereon, except:

               (a) Any tax or other Governmental Charge (other than taxes or Governmental Charges that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes with respect to the Property or any transfer thereof) that are based on or measured by gross or net income or gross or net receipts (including any minimum taxes or taxes on, measured by or in the nature of capital, net worth, excess profits, items of tax preference, capital stock, franchise, business privilege or doing business taxes); provided, that this clause (a) shall not be interpreted to prevent a payment from being made on an after-tax basis if such payment is otherwise required to be so made;

               (b) Any tax or other Governmental Charge that has not become a Lien on any of the Property and that Lessee is contesting pursuant to Paragraph 3.10 of the Lease Agreement (but only while Lessee is so contesting such tax or Governmental Charge);

               (c) Any tax or other Governmental Charge that is imposed upon an Indemnitee as a result of the gross negligence or willful misconduct of such Indemnitee

                                    1.01-12
        itself, but not taxes or other Governmental Charges imposed as a result of ordinary negligence of such Indemnitee;

               (d) Any tax or other Governmental Charge to the extent it relates to any act, event or omission that occurs with respect to the Property after the termination of the Lease Agreement, redelivery or sale of the Property in accordance with the terms of the Operative Documents and payment by Lessee of all amounts due under the Operative Documents, unless and to the extent such tax or Governmental Charge is attributable to actions, omissions or events occurring in connection with the exercise of remedies following an Event of Default; provided, that this exclusion shall not apply to taxes or Governmental Charges that are related to or arising from payments made under the Operative Documents, or events, acts or omissions occurring or matters arising prior to or simultaneous with the time set forth above; or

               (e) Any tax or other Governmental Charge imposed on an Indemnitee as a result of the failure of such Indemnitee to file any return or report timely and in the form prescribed by Governmental Rules and to pay any tax or Governmental Charge other than any withholding or other tax which may be paid by Lessee directly;

               (f) Any tax or other Governmental Charge imposed on an Indemnitee as a result of a breach of a representation, warranty or covenant in the Operative Documents by such Indemnitee or an Affiliate thereof (unless caused by Lessee's breach of its representations, warranties or covenants);

               (g) Any tax or other Governmental Charge to the extent that such tax or Governmental Charge is actually reimbursed to the Indemnitee by a Person other than an Affiliate of such Indemnitee;

               (h) Any tax or other Governmental Charge imposed on an Indemnitee with respect to or after any voluntary transfer, sale, financing or other voluntary disposition by any Lessor Party (other than in connection with (1) the exercise by Lessee of its Term Purchase Option, Partial Purchase Option, Expiration Date Purchase Option or any other termination option or other purchase of Property by Lessee or its Designated Assignee or exercise by Lessee of the Marketing Option, (2) the occurrence of an Event of Default, (3) a Casualty or Condemnation affecting the Property, or (4) an assignment, sublease, modification or addition to the Property) of any interest in the Property or any interest in, or created pursuant to, the Operative Documents or any voluntary transfer of any interest of a Lessor Party other than with respect to any transfer made pursuant to Paragraph 2.15 of the Participation Agreement or otherwise requested by Lessee, as provided in Paragraph 7.05(c) of the Participation Agreement or in connection with the syndication of the Lessee Obligations after the Closing Date, an Event of Default or the bankruptcy or insolvency of such Lessor Party;

               (i) Any gift, inheritance or estate tax or similar Governmental Charge;

                                    1.01-13

               (j) Any tax or other Governmental Charge imposed on an Indemnitee to the extent a credit or other reduction in taxes or Governmental Charges is actually received by such Indemnitee as an offset against, or reduction in a liability for, taxes or Governmental Charges that are not Indemnified Taxes (but only to the extent that such credit is not taken into account in calculating the indemnity payment on an after-tax basis);

               (k) Any tax or other Governmental Charge imposed on or with respect to an Indemnitee as a result of transactions or activities of such Indemnitee unrelated to the transactions or activities referred to in or contemplated by the Operative Documents;

               (l) Any tax or other Governmental Charge imposed on a direct or indirect transferee, successor or assignee of a Lessor Party to the extent of the excess of such tax or Governmental Charges over the amount of such tax or Governmental Charge that would have been imposed had there not been a transfer by the original Lessor Party of an interest arising under the Operative Documents; provided, that there shall not be excluded under this clause (l) any such tax or Governmental Charge if the direct or indirect transferee, successor or assignee of such Lessor Party acquired its interest pursuant to Paragraph 2.15 of the Participation Agreement or otherwise at the request of Lessee, pursuant to Paragraph 7.05(c) of the Participation Agreement or in connection with the syndication of the Lessee Obligations after the Closing Date, an Event of Default or the bankruptcy or insolvency of such Lessor Party;

               (m) Any tax which is a withholding tax if such tax is imposed in respect of payments to a Lessor Party that is required to deliver a United States Internal Revenue Service Form W-8BEN or W-8ECI if such form is not effective to entitle such Lessor Party to receive payment under the Operative Documents without deduction or withholding of United States federal income tax as a result of an act or omission of such Lessor Party or such Lessor Party does not otherwise comply with Subparagraph 2.13(b) of the Participation Agreement;

        provided, however, that, the exclusions in clauses (a), (h) and (k) shall not apply to the extent that such taxes or Governmental Charges exceed the amount of such taxes or Governmental Charges that would have been imposed had the transactions contemplated by the Operative Documents been characterized as a loan secured by the Property; and provided, further, that any tax or Governmental Charge excluded from the definition of "Indemnified Tax" in any one of the foregoing clauses (a) through (m) shall not be construed as constituting an Indemnified Tax by any provision of the aforementioned clauses.

        "Indemnitees" shall mean the Lessor Parties and their Affiliates and their respective directors, officers, employees, agents and advisors.

        "Indemnity Amount" shall have the meaning given to that term in Subparagraph 3.02(g) of the Purchase Agreement.

                                    1.01-14

        "Initial Acquisition Advance " shall have the meaning given to that term in Subparagraph 2.01(b) of the Participation Agreement.

        "Initial Advance" shall have the meaning given to that term in Subparagraph 2.03(a) of the Participation Agreement.

        "Initial Advance Request" shall have the meaning given to that term in Subparagraph 2.03(a) of the Participation Agreement.

        "Initial Bid" shall have the meaning given to that term in Subparagraph 3.02(b) of the Purchase Agreement.

        "Initial Marketing Period" shall have the meaning given to that term in Subparagraph 3.02(b) of the Purchase Agreement.

        "Installation Period" shall mean any of four quarterly periods during which Property is delivered or installed at a Property Site, with the first Installation Period commencing on April 2, 2000, and ending on July 2, 2000, the second Installation Period commencing on July 3, 2000, and ending on October 1, 2000, the third Installation Period commencing on October 2, 2000, and ending on December 31, 2000, and the fourth Installation Period commencing on January 1, 2001, and ending on April 1, 2001, provided, however, that no Installation Period shall extend beyond the Commitment Termination Date.

        "Insurance Requirements" shall mean all terms, conditions and requirements imposed by the policies of insurance which Lessee is required to maintain by the Operative Documents.

        "IRC" shall mean the Internal Revenue Code of 1986.

        "IRS" shall mean the Internal Revenue Service, or any successor thereto.

        "Lease Agreement" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

        "Lease Supplement" shall have the meaning given to that term in Subparagraph 2.01(a) of the Lease Agreement.

        "Lease Supplement Date" shall mean, with respect to any Lease Supplement, the Closing Date with respect to Lease Supplement No. 1 and the last day of the Installation Period for which any subsequent Lease Supplement is delivered.

        "Lease Supplement Term" shall mean, with respect to each Lease Supplement, the period (a) beginning on the Closing Date for Lease Supplement No. 1 and the Lease Supplement Date for each other Lease Supplement and (b) ending on the Expiration Date of such Lease Agreement.

        "Lessee" shall mean LSI Logic Corporation, acting in its capacity as Lessee under the Operative Documents.

                                    1.01-15

        "Lessee Obligations" shall mean and include all liabilities and obligations owed by Lessee to any Lessor Party under any of the Operative Documents of every kind and description and however arising (whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising), including the obligation of Lessee to pay Rent with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), to pay the Residual Value Guaranty Amount, Indemnity Amount and/or Outstanding Lease Amount with respect to any Lease Supplement or Installation Period and to pay all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Lessee or payable by Lessee under the Operative Documents.

        "Lessee Security Documents" shall mean and include the Lease Agreement and all other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) delivered to any Lessor Party in connection with any Collateral or to secure the Lessee Obligations.

        "Lessor Agent" shall mean ABN AMRO, acting in its capacity as agent for the Lessors under the Operative Documents.

        "Lessors" shall mean ABN AMRO Bank N.V., KeyBank National Association, FBTC Leasing Corp. and each other financial institution from time to time listed as a lessor in Schedule I hereto, as amended from time to time, each acting in its capacity as a Lessor under the Operative Documents.

        "Lessor Liens" shall mean any Lien, true lease or sublease or disposition of title in any of the Property arising as a result of (a) any claim against any Lessor Party not resulting from or related to the transactions referred to in the Operative Documents, (b) any act or omission of any Lessor Party in violation of or not permitted by any of the terms of the Operative Documents, (c) any claim against any Lessor Party with respect to taxes, transaction expenses or other obligations against which Lessee is not required to indemnify the Lessor Parties pursuant to the Operative Documents, (d) any claim against any Lessor Party arising out of any transfer or assignment by any Lessor Party of all or any portion of the interest of such Lessor Party in the Property or the Operative Documents unless permitted pursuant to and in accordance with any of the Operative Documents, or (e) any Liens granted by any Lessor or Lessor Agent to Agent or any Participant to secure the Lessor Obligations.

        "Lessor Obligations" shall mean and include all liabilities and obligations owed by Lessors to Agent or any Participant under any of the Operative Documents of every kind and description and however arising (whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising), including the obligation of Lessors to share payments made by Lessee to Lessors under the Operative Documents as provided in Paragraph
2.06 of the Participation Agreement.

        "Lessor Parties" shall mean Lessors, Lessor Agent, the Participants and Agent.

                                    1.01-16

        "Lessor Security Agreement" shall have the meaning given to that term in Subparagraph 2.11(b) of the Participation Agreement.

        "LIBO Rate" shall mean, with respect to any Rental Period for any Portion of the Outstanding Lease Amount for any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), a rate per annum equal to the quotient (rounded upward if necessary to the nearest 1/100 of one percent) of
(a) the arithmetic mean (rounded upward if necessary to the nearest 1/16 of one percent) of the rates per annum appearing on Telerate Page 3750 (or any successor publication) on the second Business Day prior to the first day of such Rental Period at or about 11:00 A.M. (London time) (for delivery on the first day of such Rental Period) for a term comparable to such Rental Period (or for a term of one (1) month for any Rental Period that is less than one (1) month but is at least seven (7) days), divided by (b) one minus the Reserve Requirement in effect from time to time. If for any reason rates are not available as provided in clause (a) of the preceding sentence, the rate to be used in clause (a) shall be, at Agent's discretion, (i) the rate per annum at which Dollar deposits are offered to ABN AMRO in the London interbank market or (ii) the rate at which Dollar deposits are offered to ABN AMRO in, or by ABN AMRO to major banks in, any offshore interbank market selected by Agent, in each case on the second Business Day prior to the commencement of such Rental Period at or about 10:00 A.M. (New York time) (for delivery on the first day of such Rental Period) for a term comparable to such Rental Period (or for a term of one (1) month for any Rental Period that is less than one (1) month but is at least seven (7) days) and in an amount approximately equal to ABN AMRO's Proportionate Share of the applicable Portion, as the case may be. The LIBO Rate shall be adjusted automatically as of the effective date of any change in the Reserve Requirement.

        "LIBOR Rental Rate" shall mean, for any Rental Period and Portion of any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), the per annum rate equal to the LIBO Rate for such Rental Period and Portion, plus the Applicable Margin, such rate to change from time to time during such period as the Applicable Margin shall change.

        "Lien" shall mean any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any conditional sale or other title retention agreement, or any financing lease having substantially the same economic effect as any of the foregoing or any agreement to give any security interest, but excluding any operating lease, regardless of whether precautionary filings are made in respect thereof under
Section 9408 of the California Uniform Commercial Code).

        "Liquidation Appraised Value" shall mean, with respect to any Property, the Fair Market Value of such Property as of the original Scheduled Expiration Date for the Lease Supplement in which such Property is included and each subsequent Scheduled Expiration Date assuming such Scheduled Expiration Date is extended by the exercise of each Renewal Option, as determined by a Renewal Date Appraisal Update as of a recent date prior to the date such Renewal Option is exercised. In determining the Liquidation Appraised Values with respect to any Property, the

                                    1.01-17

Fair Market Value of such Property shall be the gross proceeds which could be expected from the sale of such Property held under orderly conditions given a period of time in which to find a purchaser considering a complete sale of all of the Property subject to such Lease Supplement, as is, where is, and with all sales made free and clear of all Liens.

        "Marketing Option" shall have the meaning given to that term in Subparagraph 3.01(a) of the Purchase Agreement.

        "Marketing Option Event of Default" shall mean any Event of Default other than a Non-Marketing Option Event of Default.

        "Material Adverse Effect" shall mean (a) an adverse change in, or an adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of Lessee or Lessee and its Subsidiaries, taken as a whole, which could reasonably be expected to result in a breach of any of the covenants contained in Paragraph 5.03 of the Participation Agreement; (b) an adverse effect upon the legality, validity, binding effect or enforceability of any Operative Document or any Lessor Party's security interests, Liens or other rights in the Property and the Collateral or the perfection or priority of such security interests, Liens or rights; or (c) an adverse effect which reduces the value of the Property and the Collateral by ten percent (10%) in the aggregate (other than as a result of ordinary wear and tear, depreciation or changes in the market for such Property).

        "maturity" shall mean, with respect to any Rent, interest, fee or other amount payable by Lessee under the Operative Documents, the date such Rent, interest, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

        "Modifications" shall have the meaning given to that term in Subparagraph 3.01(c) of the Lease Agreement.

        "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Sections 3(37) and 4001(a)(3) of ERISA.

        "Non-Marketing Option Event of Default" shall mean an Event of Default arising only under Subparagraph 5.01(o) of the Lease Agreement.

        "Notice of Expiration Date Purchase Option Exercise" shall have the meaning given to that term in Paragraph 3.01 of the Purchase Agreement.

        "Notice of Marketing Option Exercise" shall have the meaning given to that term in Paragraph 3.01 of the Purchase Agreement.

        "Notice of Partial Purchase Option Exercise" shall have the meaning given to that term in Subparagraph 2.02(a) of the Purchase Agreement.

        "Notice of Renewal Option Exercise" shall have the meaning given to that term in Subparagraph 2.02(b) of the Lease Agreement.

                                    1.01-18

        "Notice of Rental Period Selection" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

        "Notice of Term Purchase Option Exercise" shall have the meaning given to that term in Subparagraph 2.01(a) of the Purchase Agreement.

        "Operative Documents" shall mean and include the Participation Agreement, the Lease Agreement, the Purchase Agreement, the Lessee Security Documents, the Lessor Security Agreement and the Agent's Letter; all other notices, requests, certificates, documents, instruments and agreements delivered to any Lessor Party pursuant to Paragraph 3.01 or 3.02 of the Participation Agreement; and all notices, requests, certificates, bills of sale, documents, instruments and agreements delivered to any Lessor Party in connection with any of the foregoing on or after the date of the Participation Agreement. (Without limiting the generality of the preceding definition, the term "Operative Documents" shall include all written waivers, amendments and modifications to any of the notices, requests, certificates, documents, instruments and agreements referred to therein.)

        "Outstanding Equity Amount" shall mean, on any date with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), the remainder of (a) the sum of the Equity Portions of all Advances made on or prior to such date with respect to such Lease Supplement or Installation Period, minus (b) the sum of all Reduction Payments paid on or prior to such date to be applied to the Equity Portion of the Outstanding Lease Amount of such Lease Supplement or Installation Period.

        "Outstanding Equity Participation Amount" shall mean, with respect to any Equity Participant on any date with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), the remainder of (a) such Participant's Equity Portion of all Advances made on or prior to such date with respect to such Lease Supplement or Installation Period, minus (b) such Participant's share of all Reduction Payments paid on or prior to such date to be applied to the Equity Portion of the Advances made with respect to such Lease Supplement or Installation Period.

        "Outstanding Lease Amount" shall mean, on any date with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), the remainder of (a) the sum of all Advances made by Lessors on or prior to such date with respect to such Lease Supplement or Installation Period, minus (b) the sum of all Reduction Payments paid on or prior to such date to be applied to such Lease Supplement or Installation Period.

        "Outstanding Participation Amount" shall mean, with respect to any Participant on any date with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), the remainder of (a) the sum of the portions of all Advances funded by such Participant on or prior to such date with respect to such Lease Supplement or Installation Period, minus (b) the sum of

                                    1.01-19
such Participant's share of all Reduction Payments paid to be applied to the Outstanding Lease Amount of such Lease Supplement or Installation Period on or prior to such date.

        "Outstanding Tranche A Amount" shall mean, on any date with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), the remainder of (a) the sum of the Tranche A Portions of all Advances made on or prior to such date with respect to such Lease Supplement or Installation Period, minus (b) the sum of all Reduction Payments paid on or prior to such date to be applied to the Tranche A Portion of the Outstanding Lease Amount of such Lease Supplement or Installation Period.

        "Outstanding Tranche A Participation Amount" shall mean, with respect to any Tranche A Participant on any date with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), the remainder of (a) such Participant's Tranche A Portion of all Advances made on or prior to such date with respect to such Lease Supplement or Installation Period, minus (b) such Participant's share of all Reduction Payments paid on or prior to such date to be applied to the Tranche A Portion of the Advances made with respect to such Lease Supplement or Installation Period.

        "Outstanding Tranche B Amount" shall mean, on any date with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), the remainder of (a) the sum of the Tranche B Portions of all Advances made on or prior to such date with respect to such Lease Supplement or Installation Period, minus (b) the sum of all Reduction Payments paid on or prior to such date to be applied to the Tranche B Portion of the Outstanding Lease Amount of such Lease Supplement or Installation Period.

        "Outstanding Tranche B Participation Amount" shall mean, with respect to any Tranche B Participant on any date with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), the remainder of (a) such Participant's Tranche B Portion of all Advances made on or prior to such date with respect to such Lease Supplement or Installation Period, minus (b) such Participant's share of all Reduction Payments paid on or prior to such date to be applied to the Tranche B Portion of the Advances made with respect to such Lease Supplement or Installation Period.

        "Paid Acquisition Price" shall have the meaning given to that term in Subparagraph 2.01(b) of the Participation Agreement.

        "Partial Purchase Date" shall have the meaning given to that term in Subparagraph 2.02(a) of the Purchase Agreement.

        "Partial Purchase Option" shall have the meaning given to that term in Paragraph 2.02 of the Purchase Agreement.


                                    1.01-20

        "Participants" shall mean the financial institutions from time to time listed in Schedule I to the Participation Agreement (as amended from time to time pursuant to Subparagraph 7.05(b) of the Participation Agreement or otherwise), acting in their capacities as Participants under the Operative Documents.

        "Participation Agreement" shall mean the Amended and Restated Participation Agreement, dated as of April 18, 2000 among Lessee and the Lessor Parties.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

        "Pension Plan" shall mean any-employee pension benefit plan covered by Title IV of ERISA (other than a Multiemployer Plan) that is maintained for employees of Lessee or any ERISA Affiliate or with regard to which Lessee or an ERISA Affiliate is a contributing sponsor within the meaning of Sections 4001(a)(13) or 4069 of ERISA.

        "Permitted Installation Expenses" shall mean, with respect to any Property, the costs and expenses payable by Lessee in connection with and directly related to shipping such Property to a Property Site (including insurance of such Property in transit), installation of such Property at a Property Site and warranties or maintenance plans for such Property which were not included in the Acquisition Price for such Property.

        "Permitted Investments" shall mean any investments selected by Lessee in accordance with its Corporate Cash Investment Policy as adopted by Lessee on August 16, 1996 (as the same may be amended from time to time with the approval of Agent); provided that any investments not meeting the standards set forth in such Corporate Cash Investment Policy shall nevertheless be deemed to be "Permitted Investments' if they do not exceed at any time, in the aggregate, ten percent (10%) of all Permitted Investments at such time.

        "Permitted Liens" shall mean:

               (a) Liens which may at any time be granted in favor of any Lessor Party to secure the Lessee Obligations;

               (b) Liens in existence as of the date of this Agreement listed on
        Schedule 5.02(a), and any substitutions or renewals thereof, provided that (i) any substitute or renewal Lien is limited to the property encumbered by the existing Lien, and (ii) the principal amount of the obligations secured thereby is not increased;

               (c) Liens for current taxes, assessments or other Governmental Charges which are not delinquent or remain payable without any penalty or which are being contested in good faith via appropriate proceedings, with appropriate reserves established therefor in accordance with GAAP;

               (d) Liens in connection with workers' compensation, unemployment insurance or other social security obligations;

                                    1.01-21

               (e) Mechanics', workers', materialmen's, landlords', carriers' or other like Liens arising in the ordinary and normal course of business with respect to obligations which are not past due or which are being contested in good faith via appropriate proceedings, with appropriate reserves established therefor in accordance with GAAP;

               (f) Purchase money security interests (including by way of installment sales and title retention agreements) in personal or real property hereafter acquired when the security interest is granted contemporaneously with such acquisition (or within nine months thereafter), Liens created to secure the cost of construction or improvement of property and Liens created to secure Indebtedness incurred to finance such purchase price or cost (including Liens of Lessee in favor of the United States or any state, or any department, agency, instrumentality or political subdivision thereof, securing any real property or other assets in connection with the financing of industrial revenue bond facilities or of any equipment or other property designed primarily for the purpose of air or water pollution control); provided that (i) any such Lien shall attach only to the property so purchased. constructed or improved, together with attachments and accessions thereto, and rents, proceeds, products, substitutions, replacements and profits thereof and attachments and accessories thereto, and (ii) the amount of Indebtedness secured by any such Lien shall not exceed the purchase or construction price of such property plus transaction costs and financing charges relating to the acquisition or construction thereof;

               (g) Liens arising from attachments or similar proceedings, pending litigation, judgments or taxes or assessments in any such event whose validity or amount is being contested in good faith by appropriate proceedings and for which adequate reserves have been established and are maintained in accordance with GAAP;

               (h) Liens arising in the ordinary course of business or by operation of law, not securing Indebtedness, but securing such obligations as (i) judgments or awards, which (A) are covered by applicable insurance or (B) have been outstanding less than thirty (30) consecutive days, (ii) interests of landlords or lessors under leases of real or personal property entered into in the ordinary course of business arising by contract or operation of law, (iii) Liens in favor of customs and revenue authorities which secure payment of customs in connection with the importation of goods, (iv) Liens which constitute rights of set-off of a customary nature or bankers' liens on amounts on deposit, whether arising by contract or by operation of law, in connection with arrangements entered into with depository institutions in the ordinary course of business, (v) such minor defects, irregularities, encumbrances, easements, rights of way, and clouds on title as normally exist with respect to similar properties which do not, individually or in the aggregate, materially impair the property affected thereby or the use thereof and (vi) subleases, licenses, and sublicenses granted to third parties, the granting of which does not result in a Material Adverse Effect;

               (i) Liens securing reimbursement obligations of Lessee under documentary letters of credit; provided that such Liens shall attach only to documents relating to such letters of credit, goods covered thereby and products and proceeds thereof;

                                    1.01-22

               (j) Liens on insurance policies or the proceeds of insurance policies incurred solely to secure the financing of premiums owing with respect thereto;

               (k) Liens existing on property (including the proceeds and accessions thereto) acquired by Lessee (including Liens on assets of any corporation at the time it becomes a Subsidiary), but excluding any Liens created in contemplation of any such acquisition;

               (l) Liens encumbering customary initial deposits and margin deposits, and other Liens that are within the general parameters customary in the industry and incurred in the ordinary course of business in connection with Rate Contracts or portfolio investments maintained with financial intermediaries; and

               (m) Permitted Property Liens in the Property.

        "Permitted Property Liens" shall have the meaning given to that term in Subparagraph 3.07(a) of the Lease Agreement.

        "Permitted Transaction Expenses" shall mean the following costs and expenses to the extent payable by Lessee in connection with and directly related to the preparation, execution and delivery of the Operative Documents and the transactions contemplated thereby:

               (a) The reasonable fees and expenses of counsel for Lessor Agent and Agent incurred in connection with the preparation, negotiation, execution and delivery of the Operative Documents;

               (b) The reasonable fees and expenses incurred in recording, registering or filing any of the Operative Documents;

               (c) The reasonable costs and other expenses relating to the closing of the transactions contemplated by the Operative Documents on the Closing Date, the date of any Advance or any Lease Supplement Date;

               (d) The reasonable fees and expenses of required appraisals; and

               (e) The reasonable costs and expenses of syndication (excluding fees payable by Agent to Participants under Agent's Letter).

        "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, an unincorporated association, a limited liability company, a joint venture, a trust or other entity or a Governmental Authority.

        "Plan" shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) which Lessee or any ERISA Affiliate sponsors or maintains, or to which Lessee or any ERISA Affiliate makes, is making, or is obligated to make contributions, and includes any Pension Plan.

        "Portion" shall mean a portion of the Outstanding Lease Amount of any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation

                                    1.01-23

Period, the Advances made during such Installation Period) as determined pursuant to Subparagraph 2.03(a) of the Lease Agreement. Prior to the end of any Installation Period and at any time thereafter when the Outstanding Lease Amount of any Lease Supplement is not divided into two or more Portions pursuant to Subparagraph 2.03(a) of the Lease Agreement, any reference to a Portion shall mean the total Outstanding Lease Amount of such Lease Supplement or Installation Period.

        "Pricing Grid" shall mean Schedule II to the Participation Agreement.

        "Pricing Period" shall mean (a) the period which commences on the date of this Agreement and ends on the date Lessee delivers to Agent the Pricing Ratio Certificate for the two fiscal quarter period ending June 30, 2000, (b) the period which commences on the day following the last day of the first Pricing Period and ends on the last day of the current fiscal quarter, and (c) each consecutive calendar quarter thereafter which commences on the day following the last day of the immediately preceding calendar quarter and ends on the last day of that calendar quarter.

        "Pricing Ratio" shall mean, as of the last day of any fiscal quarter, the ratio of (a) Senior Debt as of such date to (b) annualized Consolidated EBITDA for such fiscal quarter and the immediately preceding fiscal quarter.

        "Pricing Ratio Certificate" shall have the meaning given to that term in clause (iv) of Subparagraph 5.01(a) of the Participation Agreement.

        "Prime Rate" shall mean the per annum rate publicly announced by ABN AMRO from time to time at its Chicago Office. The Prime Rate is determined by ABN AMRO from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by ABN AMRO at any given time for any particular class of customers or credit extensions. Any change in the Base Rate resulting from a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs.

        "Property" shall have the meaning given to that term in Paragraph 2.01 of the Lease Agreement.

        "Property Collateral" shall have the meaning given to that term in Paragraph 2.06(a) of the Lease Agreement.

        "Property Site" shall mean any of the following locations where the Property may be delivered and installed: (a) 23400 Northeast Glisan Street, Gresham, Oregon; (b) 3105 Alfred Street, Santa Clara, California; and (c) 1635 Aeroplaza Drive, Colorado Springs, Colorado.

        "Proportionate Share" shall mean for each Participant (a) with respect to each Advance, the percentage set forth under the caption "Proportionate Share" opposite such Participant's name on Part A of Schedule I, and (b) with respect to each Lease Supplement, the percentage set forth under the caption "Proportionate Share" opposite such Participant's name on the schedule attached to each Lease Supplement, or if changed, such percentage as may be set forth for such

                                    1.01-24

Participant in the Register. The Proportionate Share of each Participant with respect to any Advance or Lease Supplement shall equal the sum of such Participant's Tranche A Proportionate Share, Tranche B Proportionate Share and Equity Proportionate Share with respect to such Advance or Lease Supplement.

        "Purchase Agreement" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

        "Purchase Date Appraised Value" shall mean, with respect to any Property, the Fair Market Value of such Property on the date such Property is purchased by Lessors, as determined by the Closing Date Appraisal or any Appraisal delivered by Lessors pursuant to Paragraph 3.02(e) of the Participation Agreement. In determining the Purchase Date Appraised Values with respect to any Property, the Fair Market Value of such Property shall include Permitted Installation Expenses.

        "Purchase Documents" shall have the meaning given to that term in Subparagraph 4.01(a) of the Purchase Agreement.

        "Purchaser" shall have the meaning given to that term in Subparagraph 4.01(a) of the Purchase Agreement.

        "Rate Contracts" shall mean interest rate swaps, caps, floors and collars, currency swaps, or other similar financial products designed to provide protection against fluctuations in interest, currency or exchange rates.

        "Reduction Payments" shall mean, with respect to each Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), each of the following to the extent paid by or on behalf of Lessee or otherwise applied to reduce the Outstanding Lease Amount of such Lease Supplement or Installation Period pursuant to the Operative Documents:

               (a) The Fixed Component of Base Rent for such Lease Supplement;

               (b) Casualty and Condemnation Proceeds received with respect to Property subject to such Lease Supplement or Installation Period;

               (c) The purchase price paid for the Property subject to such Lease Supplement or Installation Period (or any portion thereof) by Lessee, an Assignee Purchaser or a Designated Purchaser pursuant to the Purchase Agreement;

               (d) The Residual Value Guaranty and Indemnity Amount paid by Lessee pursuant to the Purchase Agreement with respect to such Lease Supplement or Installation Period;

               (e) Any proceeds received by Lessee from any sale of the Property subject to such Lease Supplement or Installation Period after the Expiration Date for such Lease Supplement or the Termination Date of such Installation Period if such Property is


                                    1.01-25
        retained by Lessors after such Expiration Date or Termination Date pursuant to the applicable Purchase Agreement; and

               (f) Any proceeds received by any Lessor Party from the exercise of any of its remedies under the Operative Documents after the occurrence of an Event of Default under the Lease Agreement.

        "Register" shall have the meaning given to that term in Subparagraph 7.05(b)(ii) of the Participation Agreement.

        "Related Agreements" shall mean all agreements and general intangibles (in each case, excluding Related Goods), now or hereafter necessary for the use, operation or maintenance of any Property or otherwise relating to any Property, including (a) the Acquisition Agreements, (b) all records, files, insurance policies, guarantees and warranties relating to such Property, and (c) all computer software and intellectual property, guaranties and warranties and documents relating to such Property.

        "Related Goods" shall mean (a) all goods other than the Equipment financed by any Acquisition Advance, (b) all spare parts for the Equipment and all other goods now or hereafter intended for the repair, replacement, alteration, addition or improvement of or to any of the Property, (c) all operation manuals, service manuals, maintenance manuals and other materials regarding the operation, service or maintenance of the Equipment provided by the Suppliers of the Equipment or others and (d) all books and records relating to the Property in any and all tangible forms.

        "Related Permits" shall mean all licenses, authorizations, certificates, consents, approvals and other permits, now or hereafter necessary for the use, operation or maintenance of the Property or otherwise relating to the Property.

        "Renewal Date Appraised Value" shall mean, with respect to any Property, the Fair Market Value of such Property on or as of a recent date prior to the third anniversary of the Closing Date (in the case of the exercise of the first Renewal Option) or the fourth anniversary of the Closing Date (in the case of the exercise of the second Renewal Option), as determined by a Renewal Date Appraisal Update.

        "Renewal Date Appraisal Update" shall mean a "desktop" Appraisal performed without any inspection or testing of the Property to update the Closing Date Appraisal and any Appraisal delivered pursuant to Subparagraph 3.02(e) of the Participation Agreement based on an update of the information previously provided in connection with the earlier Appraisal of the applicable Property and current market conditions to be delivered at the time Lessee exercises any Renewal Option that assesses on or as of a recent date prior to the third anniversary of the Closing Date (in the case of the exercise of the first Renewal Option) or the fourth anniversary of the Closing Date (in the case of the exercise of the second Renewal Option) (a) the Fair Market Value and remaining useful life of all of the Property subject to the Lease Supplement being renewed and (ii) the Fair Market Value and remaining useful life of such Property on the Scheduled Expiration Date for such Lease Supplement as extended by the exercise of such Renewal Option and

                                    1.01-26
assuming such Scheduled Expiration Date is extended by the exercise of any further Renewal Option.

        "Renewal Option" shall have the meaning given to that term in Subparagraph 2.02(b) of the Lease Agreement.

        "Rent" shall mean collectively Base Rent and Supplemental Rent.

        "Rental Periods" shall mean, with respect to any Portion of any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), the time period determined pursuant to Subparagraph 2.03(a) of the Lease Agreement which commences on the first day of such Portion and ends on the last day of such time period, and thereafter, each subsequent time period determined pursuant to Subparagraph 2.03(a) of the Lease Agreement which commences on the last day of the immediately preceding time period and ends on the last day of that time period.

        "Rental Rate" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

        "Replaced Property" shall have the meaning given to that term in Subparagraph 3.01(b) of the Lease Agreement.

        "Replacement Property " shall have the meaning given to that term in Subparagraph 3.01(b) of the Lease Agreement.

        "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA or the regulations promulgated thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

        "Required Participants" shall mean (a) at any time the aggregate Outstanding Lease Amounts of all Lease Supplements are greater than $0, Participants whose aggregate Outstanding Participation Amounts in all Lease Supplements equal or exceed fifty-one percent (51%) or more of the aggregate Outstanding Lease Amounts of all Lease Supplements at such time and (b) at any time the aggregate Outstanding Lease Amounts of all Lease Supplements are $0, Participants whose Proportionate Shares equal or exceed fifty-one percent (51%).

        "Requirement of Law" applicable to any Person shall mean (a) any Governmental Rule applicable to such Person, (b) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person or (c) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

        "Reserve Requirement" shall mean, with respect to any day in any Rental Period for any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), the aggregate of the reserve requirement rates (expressed as a decimal) in effect on such day for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the FRB) maintained by a


                                    1.01-27
member bank of the Federal Reserve System. As used herein, the term "reserve requirement" shall include, without limitation, any basic, supplemental or emergency reserve requirements imposed on any Participant by any Governmental Authority.

        "Residual Value Guaranty Amount" shall have the meaning given to that term in Subparagraph 3.02(g) of the Purchase Agreement.

        "Responsible Officer" shall mean, with respect to any Person, the chief executive officer, the president, the chief financial officer or the treasurer of such Person, or any other senior officer of such Person having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of any such Person, or any other senior officer of such Person involved principally in the financial administration or controllership function of such Person and having substantially the same authority and responsibility.

        "Scheduled Expiration Date" shall have the meaning given to that term in Paragraph 2.02 of the Lease Agreement.

        "Scheduled Rent Payment Date" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

        "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

        "Secondary Marketing Period" shall have the meaning given to that term in Subparagraph 3.02(b) of the Purchase Agreement.

        "Senior Debt" shall mean all Indebtedness, other than Subordinated Debt, of Lessee and its Subsidiaries on a consolidated basis.

        "Significant Subsidiary" shall mean, at any time, any Subsidiary of Lessee having at such time total assets, as of the last day of the preceding fiscal quarter, having a net book value in excess of $10,000,000 (exclusive of intercompany assets and liabilities), based upon Lessee's most recent annual or quarterly Financial Statements delivered to Agent under Subparagraph 5.01(a).

        "Solvent" shall mean, with respect to any Person, that as of the date of determination, (a) the then fair saleable value of the property of such Person is (i) greater than the total amount of liabilities (including reasonably anticipated liabilities with respect to contingent obligations) of such Person and (ii) greater than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person, and (b) such Person has not incurred and does not intend to incur, or does not believe that it will incur, debts beyond its ability to pay such debts as they become due.

        "Subordinated Debt" shall mean any Indebtedness of Lessee or any of its Subsidiaries the stated maturity date of any scheduled principal payment of which is not earlier than the first anniversary of the last Scheduled Expiration Date of any Lease Supplement and which is

                                    1.01-28
subordinated on terms and conditions reasonably acceptable to Required Participants; provided, that any Subordinated Debt having subordination provisions no more favorable to the holder than those attached as Exhibit I hereto shall be deemed to be reasonably acceptable to Required Participants for the purposes hereof. Without limiting the foregoing, the terms of such Subordinated Debt shall not include any requirement that the holders thereof approve the issuance of the Senior Debt or Designated Senior Debt (as defined in Exhibit I) entitled to the benefit of such subordination provisions.

        "Subsidiary" shall mean any corporation, association, partnership, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interest is owned directly or indirectly by any Person or one or more of the other Subsidiaries of such Person or a combination thereof.

        "Supplemental Rent" shall have the meaning given to such term in Subparagraph 2.03(b) of the Lease Agreement.

        "Suppliers shall mean the manufacturers, vendors and other Persons with whom Lessee has entered into Acquisition Agreements for the purchase of the Property.

        "Swap Termination Value" shall mean, in respect of any one or more Rate Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Rate Contracts, (a) for any date on or after the date such Rate Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Rate Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Rate Contracts (which may include any Participant).

        "Termination Date" shall mean, with respect to each Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), (a) the date set forth in a Notice of Term Purchase Option as the Scheduled Rent Payment Date on which such Lease Supplement or Installation Period will be terminated by Lessee pursuant to Paragraph 4.01 of the Lease Agreement and the Property subject to such Lease Supplement will be purchased by Lessee pursuant to Section 2 of the Purchase Agreement or (b) the date set forth in a written notice delivered by Lessor Agent to Lessee pursuant to Subparagraph 5.03(a) or 5.04(a) of the Lease Agreement after the occurrence of an Event of Default thereunder as the date on which such Lease Supplement or Installation Period will be terminated.

        "Term Purchase Option" shall have the meaning given to that term in Paragraph 2.01 of the Purchase Agreement.

        "Total Capital" shall mean the sum of Equity Capital, Senior Debt and Subordinated Debt.

                                    1.01-29

        "Total Commitment" shall mean the amount set forth as such in Subparagraph 2.01(d) of the Participation Agreement or, if such amount is reduced pursuant to Subparagraph 2.08(a) of the Participation Agreement, the amount to which so reduced.

        "Tranche A Participant" shall mean, at any time with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), any Participant having an Outstanding Tranche A Participation Amount in such Lease Supplement or Installation Period at such time.

        "Tranche A Percentage" shall mean, with respect to each Participant and any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), a fraction (expressed as a percentage rounded to the eighth digit to the right of the decimal point), the numerator of which is such Participant's Outstanding Tranche A Participation Amount in such Lease Supplement or Installation Period on such date and the denominator of which is the Outstanding Lease Amount of such Lease Supplement or Installation Period on such date.

        "Tranche A Portion" shall mean, (a) with respect to any Advance without reference to any Participant, the portion of such Advance equal to the Tranche A Proportionate Share of such Advance and (b) with respect to any Advance with reference to any Participant, the portion of such Advance equal to such Participant's Tranche A Percentage of such Advance.

        "Tranche A Proportionate Share" shall mean, with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), an amount equal to not less than eighty-five percent (85%) of the Outstanding Lease Amount of such Lease Supplement or Installation Period as determined in order to have the Lease Agreement classified as an operating lease under GAAP, including FASB 13, and set forth in a schedule attached to such Lease Supplement, which schedule shall be approved by Lessee and Lessor Agent at the time the Lease Supplement is executed and on the date that it is amended in connection with the exercise of any Renewal Option.

        "Tranche B Participant" shall mean, at any time with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), any Participant having an Outstanding Tranche B Participation Amount in such Lease Supplement or Installation Period at such time.

        "Tranche B Percentage" shall mean, with respect to each Participant and any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), a fraction (expressed as a percentage rounded to the eighth digit to the right of the decimal point), the numerator of which is such Participant's Outstanding Tranche B Participation Amount in such Lease Supplement or Installation Period on such date and the denominator of which is the Outstanding Lease Amount of such Lease Supplement or Installation Period on such date.

                                    1.01-30

        "Tranche B Portion" shall mean, (a) with respect to any Advance without reference to any Participant, the portion of such Advance equal to the Tranche B Proportionate Share of such Advance and (b) with respect to any Advance with reference to any Participant, the portion of such Advance equal to such Participant's Tranche B Percentage of such Advance.

        "Tranche B Proportionate Share" shall mean, with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), an amount equal to not more than twelve percent (12%) of the Outstanding Lease Amount of such Lease Supplement or Installation Period as determined in order to have the Lease Agreement classified as an operating lease under GAAP, including FASB 13, and set forth in a schedule attached to such Lease Supplement, which schedule shall be approved by Lessee and Lessor Agent at the time the Lease Supplement is executed and on the date that it is amended in connection with the exercise of any Renewal Option.

        "Unfunded Pension Liability" shall mean the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Plan pursuant to Section 412 of the IRC for the applicable plan year.

        "United States" and "U.S." each shall mean the United States of America.

        "Unpaid Acquisition Price" shall have the meaning given to that term in Subparagraph 2.01(b) of the Participation Agreement.

        "Unused" shall mean, with respect to the Total Commitment at any time, the remainder of (a) the Total Commitment at such time minus (b) the aggregate amount of all Advances made prior to such time.

        "Variable Component" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

                                    1.01-31

                                  SCHEDULE 1.02

                             RULES OF INTERPRETATION


        (a) GAAP. Unless otherwise expressly provided in any Operative Document, all accounting terms used in the Operative Documents shall be construed, and all accounting and financial computations thereunder shall be computed, in accordance with GAAP. If GAAP changes after the date of the Participation Agreement such that any covenants contained in the Operative Documents would then be calculated in a different manner or with different components, Lessee and the Lessor Parties agree to negotiate in good faith to amend the applicable Operative Documents in such respects as are necessary to conform those covenants as criteria for evaluating Lessee's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until Lessee and the Lessor Parities so amend the Operative Documents, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

        (b) Headings. Headings in each of the Operative Documents are for convenience of reference only and are not part of the substance thereof.

        (c) Plural Terms. All terms defined in any Operative Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

        (d) Time. All references in each of the Operative Documents to a time of day shall mean Chicago, Illinois time, unless otherwise indicated.

        (e) Governing Law. The Operative Documents were executed by Lessee and the Lessor Parties in the State of California, which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. Accordingly, in all respects, including, without limiting the generality of the foregoing, matters of interpretation, validity, enforceability and performance, unless otherwise provided in any Operative Document, each of the Operative Documents and the obligations arising thereunder shall be governed by, and construed in accordance with, the laws of the State of California and any applicable law of the United States of America, except to the extent that law requires that perfection and the effect of perfection or nonperfection of the security interests created pursuant to the Operative Documents be governed by the laws of the state in which the Property is located. Except as provided in the immediately preceding sentence, Lessee hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than California governs this Agreement and the other Operative Documents.

        (f) Interpretation. The Operative Documents are the result of negotiations among, and have been reviewed by Lessee and each Lessor Party and their respective counsel. Accordingly, the Operative Documents shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Lessee or any Lessor Party.

                                    1.01-32

        (g) Entire Agreement. The Operative Documents, taken together, constitute and contain the entire agreement of Lessee and the Lessor Parties and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter thereof (including the commitment letter dated as of March 9, 2000, between Lessee and Agent).

        (h) Calculation of Base Rent, Interest and Fees. All calculations of Base Rent, interest and fees under the Operative Documents for any period (i) shall include the first day of such period and exclude the last day of such period and (ii) shall be calculated on the basis of a year of 360 days for actual days elapsed, except that during any period that Base Rent or any interest is to be calculated based upon the Base Rate, such Base Rent or interest shall be calculated on the basis of a year of 365 or 366 days, as appropriate, for actual days elapsed.

        (i) References.

               (i) References in any Operative Document to "Recitals," "Sections," "Paragraphs," "Subparagraphs," "Articles," "Exhibits" and "Schedules" are to recitals, sections, paragraphs, subparagraphs, articles, exhibits and schedules therein and thereto unless otherwise indicated.

               (ii) References in any Operative Document to any document, instrument or agreement (A) shall include all exhibits, schedules and other attachments thereto, (B) shall include all documents, instruments or agreements issued or executed in replacement thereof if such replacement is permitted hereby, and (C) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time if such amendment, modification or supplement is permitted hereby.

               (iii) References in any Operative Document to any Governmental Rule (A) shall include any successor Governmental Rule, (B) shall include all rules and regulations promulgated under such Governmental Rule (or any successor Governmental Rule), and (C) shall mean such Governmental Rule (or successor Governmental Rule) and such rules and regulations, as amended, modified, codified or reenacted from time to time and in effect at any given time.

               (iv) References in any Operative Document to any Person in a particular capacity (A) shall include any permitted successors to and assigns of such Person in that capacity and (B) shall exclude such Person individually or in any other capacity.

        (j) Other Interpretive Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in any Operative Document shall refer to such Operative Document as a whole and not to any particular provision of such Operative Document. The words "include" and "including" and words of similar import when used in any Operative Document shall not be construed to be limiting or exclusive. In the event of any inconsistency between the terms of the Participation Agreement and the terms of any other Operative Document, the terms of the Participation Agreement shall govern.

                                    1.01-33

                                  SCHEDULE 3.01

                     CONDITIONS PRECEDENT TO INITIAL ADVANCE


A.      PRINCIPAL OPERATIVE DOCUMENTS.

        (1) The Participation Agreement, duly executed by Lessee, each Lessor, Lessor Agent, each Participant and Agent;

        (2) The Lease Agreement, duly executed by Lessee, Lessor Agent and each Lessor, together with Lease Supplement No. 1 thereto, duly executed by Lessee and Lessor Agent;

        (3) The Purchase Agreement, duly executed by Lessee, Lessor Agent and each Lessor; and

        (4) The Lessor Security Agreement, duly executed by Lessor Agent, each Lessor and Agent.


B.      LESSEE CORPORATE DOCUMENTS.

        (1) The Certificate of Incorporation of Lessee, certified as of a recent date prior to the Closing Date by the Secretary of State of Delaware;

        (2) A Certificate of Good Standing for Lessee, certified as of a recent date prior to the Closing Date by the Secretary of State of Delaware;

        (3) A certificate of the Secretary or an Assistant Secretary of Lessee, dated the Closing Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of Lessee as in effect on the Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Lessee and continuing in effect, which (i) authorize the execution, delivery and performance by Lessee of the Operative Documents executed or to be executed by Lessee and the consummation of the transactions contemplated thereby and (ii) designate the officers authorized to so execute and deliver the Operative Documents on behalf of Lessee; and (c) that there are no proceedings for the dissolution or liquidation of Lessee;

        (4) A certificate of the Secretary or an Assistant Secretary of Lessee, dated the Closing Date, certifying the incumbency, signatures and authority of the officers of Lessee authorized to execute, deliver and perform the Operative Documents and all other documents, instruments or agreements related thereto executed or to be executed by Lessee; and

        (5) Certificates of Good Standing (or comparable certificates) for Lessee, certified as of a recent date prior to the Closing Date by the Secretaries of State (or comparable official) of California, Colorado and Oregon and each other jurisdiction in which Lessee is qualified to do



                                     3.01-1
business and has assets with a net book value in excess of $10,000,000 (exclusive of intercompany assets and liabilities).


C.      FINANCIAL STATEMENTS, FINANCIAL CONDITION, ETC.

        (1) A copy of the audited consolidated Financial Statements of Lessee for the fiscal year ended in December 1999 prepared by PricewaterhouseCoopers LLP and a copy of the unqualified opinion delivered by such accountants in connection with such Financial Statements;

        (2) A copy of the 10-K report filed by Lessee with the Securities and Exchange Commission for the fiscal year ended in December 1999; and

        (3) Such other financial, business and other information regarding Lessee, or any of its Subsidiaries as Agent or any Participant may reasonably request, including information as to possible contingent liabilities, tax matters, environmental matters and obligations for employee benefits and compensation.


D.      COLLATERAL DOCUMENTS.

        (1) Such Uniform Commercial Code financing statements and fixture filings (appropriately completed and executed) for filing in such jurisdictions as Agent may reasonably request to perfect the Liens granted to Lessor Agent and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents;

        (2) Such Uniform Commercial Code termination statements (appropriately completed and executed) for filing in such jurisdictions as Agent may reasonably request to terminate any financing statement evidencing Liens of other Persons in the Collateral which are prior to the Liens granted to Lessor Agent and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents, except for any such prior Liens which are expressly permitted by the Operative Documents to be prior;

        (3) Uniform Commercial Code search certificates from the jurisdictions in which Uniform Commercial Code financing statements and fixture filings are to be filed pursuant to item D(1) above evidencing the filing of such financing statements and fixture filings and reflecting no other financing statements or filings which evidence Liens of other Persons in the Collateral which are prior to the Liens granted to Lessors and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents, except for any such prior Liens (a) which are expressly permitted by the Operative Documents to be prior or (b) for which Agent has received a termination statement pursuant to item D(2) above;

        (4) Such other documents, instruments and agreements as Agent may reasonably request to establish and perfect the Liens granted to any Lessor Party in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents;


                                     3.01-2

        (5) A preliminary title report or other evidence reflecting the Persons owning each Property Site and having other interests in such Property Site;

        (6) Such landlord waivers, and other consents and estoppels, with appropriate mortgagee protection language, as are requested by Agent, each duly executed by the appropriate Person; and

        (7) Such other evidence as Agent may request to establish that the Liens granted to Agent or any Participant in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents are perfected and prior to the Liens of other Persons in the Collateral, except for any such Liens which are expressly permitted by the Operative Documents to be prior.


E.      OPINIONS.

        (1) A favorable written opinion of Latham & Watkins, counsel to Lessee, dated the Closing Date, addressed to Lessor Agent and Agent, for the benefit of Agent and the Participants, and covering such legal matters as Agent may reasonably request and otherwise in form and substance reasonably satisfactory to Agent; and

        (2) A favorable written opinion of the General Counsel of Lessee, dated the Closing Date, addressed to Lessor Agent and Agent, for the benefit of Agent and the Participants, and covering such legal matters as Agent may reasonably request and otherwise in form and substance reasonably satisfactory to Agent.


F.      OTHER ITEMS.

        (1) The Initial Advance Request, appropriately completed and duly executed by Lessee;

        (2) A Closing Date Appraisal for the Property, dated as of a recent date prior to the Closing Date;

        (3) With respect to any Property to be purchased by Lessors on the Closing Date from Lessee, a full warranty bill of sale transferring Lessee's right, title and interest in such Property to Lessors, duly executed by Lessee, and such other documents, instruments and agreements as Lessor Agent shall reasonably request to evidence such transfer on the terms set forth in the Operative Documents;

        (4) With respect to any Property to be purchased by Lessors on the Closing Date directly from a Supplier, the bills of sale for such Property showing Lessors as the purchaser, duly executed by the Suppliers of the Property;

        (5) If there is no Unpaid Acquisition Price for any Equipment to be purchased by Lessors on the Closing Date, an Acquisition Agreement Acceptance Certificate, appropriately

                                     3.01-3
completed and duly executed by Lessee with respect to such Equipment, and receipts evidencing the payment by Lessee of the Acquisition Price for such Equipment, duly executed by the Supplier of such Equipment;

        (6) Certificates of insurance evidencing the insurance Lessee is required to maintain pursuant to Paragraph 3.03 of the Lease Agreement;

        (7) A certificate of the chief financial officer or treasurer of Lessee, addressed to Agent and dated the Closing Date, certifying that:

               (a) The representations and warranties set forth in Paragraph
        4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true in all material respects as of such date); and

               (b) No Default has occurred and is continuing as of such date.

        (8) All fees and expenses payable to the Lessor Parties on or prior to the Closing Date (including all Agent's Fees);

        (9) All reasonable fees and expenses of counsel for Lessor Agent and Agent through the Closing Date;

        (10) Copies of all documents creating or evidencing Subordinated Debt;
and

        (11) Such other evidence as Agent may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in the Operative Documents.



                                     3.01-4

                                SCHEDULE 3.02(e)

                    INFORMATION TO BE DELIVERED TO APPRAISER


1. Detailed description of Equipment (including estimated number of chambers or modules, if applicable)

2.      Manufacturer

3.      Model

4.      Serial number

5.      Tool identification number

6.      Delivery date

7.      Expected in-service date

8.      Internal order number

9.      Acquisition Price

10.     Permitted Installation Expenses

11.     Purchase Date Appraisal Value

12.     Unpaid Acquisition Price

13.     Operational use of Equipment


                                   3.02(e)-1

                                SCHEDULE 4.01(g)

                                   LITIGATION

        Reference is made to Lessee in Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 20, 2000.

                                   4.01(g)-1

                                SCHEDULE 4.01(i)

                              ENVIRONMENTAL MATTERS

                                      None.

                                   4.01(i)-1

                                SCHEDULE 4.01(l)

                            SIGNIFICANT SUBSIDIARIES


LSI Logic Corporation of Canada, Inc.
LSI Logic Europe
LSI Logic Hong Kong Holdings
LSI Logic Hong Kong, Ltd.
LSI Logic Japan Semiconductor, Inc.
LSI Logic KK
LSI Logic Storage Systems, Inc.
Mint Technology
Symbios International, Inc.

                                   4.01(l)-1

                                SCHEDULE 5.02(a)

                                 EXISTING LIENS



THE INDUSTRIAL BANK OF JAPAN LEASING

Master Lease Agreement and Master Purchase Agreement dated June 16, 1995 and leasing transactions thereunder in connection with JPY 15 billion synthetic lease.


                                   5.02(a)-1

                                    EXHIBIT A

                                    EQUIPMENT

                                    EXHIBIT B

                                 LEASE AGREEMENT

                                    EXHIBIT C

                               PURCHASE AGREEMENT

                                    EXHIBIT D

                             INITIAL ADVANCE REQUEST

                                     [Date]

ABN AMRO Bank N.V.
   as Agent
Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

        1. Reference is made to that certain Participation Agreement, dated as of March 31, 2000 (the "Participation Agreement"), among LSI Logic Corporation ("Lessee"), ABN AMRO Bank N.V. and each other financial institution listed as a lessor in Schedule I to the Participation Agreement, as lessors (in such capacity, collectively "Lessors"), ABN AMRO Bank N.V., as agent for Lessors (in such capacity, "Lessor Agent"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. Pursuant to Subparagraph 2.03(a) of the Participation Agreement, Lessee hereby irrevocably requests Lessors to make the Initial Advance as follows:

               (a)    The Initial Acquisition Advance:

                      (i) The amount of the Initial Acquisition Advance shall be
               $___________;

                      (ii) Set forth in Attachment A hereto is a schedule of
               each item of Equipment to be purchased with the Initial Acquisition Advance, including the Supplier, model, serial number, delivery date, internal order number, Acquisition Price, Unpaid Acquisition Price, Permitted Installation Expenses, Purchase Date Appraised Value and the Property Site where such Equipment has been delivered;

                      (iii) Lessee hereby certifies to the Lessor Parties that
               (A) the amount of the Initial Acquisition Advance requested above, together with th does not exceed the lesser of (y) the aggregate Purchase Date Appraised Values of all Equipment identified in Attachment A and (z) the aggregate Acquisition Prices and Permitted Installation Expenses for such Equipment,
               (B) such Equipment has been delivered to the Property Site identified in Attachment A and has been installed or is ready for installation; and

                      (iv) With respect to the portion of the Initial
               Acquisition Advance requested above which represents Permitted Installation Expenses, Lessee hereby certifies to the Lessor Parties that (A) Lessee will use such portion of the Initial

               Acquisition Advance to pay Permitted Installation Expenses for the Equipment identified in Attachment A, and (B) all such costs and expenses are Permitted Installation Expenses which are now due and payable.

               (b)    An Expense Advance:

                      (i) The amount of such Expense Advance shall be
               $___________;

                      (ii) Set forth in Attachment B hereto is a schedule of the
               Permitted Transaction Expenses to be paid with such Expense Advance; and

                      (iii) Lessee hereby certifies to the Lessor Parties that
               (A) Lessee will use the proceeds of such Expense Advance to pay the costs and expenses identified in Attachment B, and (B) all such costs and expenses are Permitted Transaction Expenses which are now due and payable.

               (c) The date of the Initial Advance shall be ___________, which date is on or prior to March 31, 2000.

        3. Lessee hereby certifies to the Lessor Parties that, on the date of this Initial Advance Request and after giving effect to the use of the Initial Advance as described above:

               (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date); and

               (b) No Default has occurred and is continuing.

        4. Lessee hereby agrees to reimburse each Lessor and Participant for, and hold such Lessor and Participant harmless from, all reasonable costs and losses incurred by such Participant as a result of any cancellation or other failure to consummate this Initial Advance Request (whether as a result of the failure to satisfy any applicable conditions or otherwise) within twenty (20) days after written demand by such Lessor and Participant; provided, however, that Lessee shall have no obligation to make any payment to any demanding party on account of such costs and losses unless Lessee receives notice of such costs or losses from the demanding party within six (6) months after they are incurred or realized. Lessee understand that such costs and losses may include, without limitation, losses incurred by a Lessor or Participant as a result of funding and other contracts entered into by such party to fund its portion of the Initial Advance requested in this Initial Advance Request. Each party demanding payment under this Paragraph 4 shall deliver to Lessee, with a copy to Agent, a certificate setting forth the amount of costs and losses for which demand is made, which certificate shall set forth in reasonable detail the calculation of the amount demanded. Such a certificate so delivered to Lessee shall constitute prima facie evidence of such costs and losses.

        5. Except for such portion of the Initial Acquisition Advance representing the aggregate Unpaid Acquisition Price of all Equipment identified in Attachment A which shall be disbursed to Lessor Agent to be held as Cash Collateral, please disburse the proceeds of the Initial Advance to:_____________
________________________________________________________________________________
_______________________________________________________________________________.

        IN WITNESS WHEREOF, Lessee has executed this Initial Advance Request on the date set forth above.

                                            LSI LOGIC CORPORATION

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                    EXHIBIT E

                           ADDITIONAL ADVANCE REQUEST

                                     [Date]

ABN AMRO Bank N.V.
   as Agent
Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

        1. Reference is made to that certain Amended and Restated Participation Agreement, dated as of April 18, 2000 (the "Participation Agreement"), among LSI Logic Corporation ("Lessee"), ABN AMRO Bank N.V., KeyBank National Association, FBTC Leasing Corp. and each other financial institution listed as a lessor in
Schedule I to the Participation Agreement, as lessors (in such capacity, collectively "Lessors"), ABN AMRO Bank N.V., as agent for Lessors (in such capacity, "Lessor Agent"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. Pursuant to Subparagraph 2.03(b) of the Participation Agreement, Lessee hereby irrevocably requests Lessors to make an Advance as follows:

                      (a) If an Additional Acquisition Advance is requested:

                      (i) The amount of such Additional Acquisition Advance
               shall be $___________;

                      (ii) Set forth in Attachment A hereto is a schedule of
               each item of Equipment to be purchased with such Additional Acquisition Advance, including the Supplier, model, serial number, delivery date, internal order number, Acquisition Price, Unpaid Acquisition Price, Permitted Installation Expenses, Purchase Date Appraised Value and the Property Site where such Property will be installed;

                      (iii) Lessee hereby certifies to the Lessor Parties that
               (A) the amount of the Additional Acquisition Advance requested above , when aggregated with all prior Additional Acquisition Advances made during the Installation Period ending , does not exceed the lesser of (y) the aggregate Purchase Date Appraised Values of all Property previously purchased or to be purchased with the proceeds of such Additional Acquisition Advances and (z) the aggregate Acquisition Prices and Permitted Installation Expenses for all such Property, and (B) all Equipment identified on Attachment A has been delivered to the Property Site identified in Attachment A and has been installed or is ready for installation during the Installation Period ending _______________;

                      (iv) With respect to the portion of the Additional
               Acquisition Advance requested above which represents Permitted Installation Expenses, Lessee hereby certifies to the Lessor Parties that (A) Lessee will use such portion of the Additional Acquisition Advance to pay Permitted Installation Expenses for the Equipment identified in Attachment A, and (B) all such costs and expenses are Permitted Installation Expenses which are now due and payable.

               (b)    If an Expense Advance is requested:

                      (i) The amount of such Expense Advance shall be
               $___________;

                      (ii) Set forth in Attachment B hereto is a schedule of the
               Permitted Transaction Expenses to be paid with such Expense Advance; and

                      (iii) Lessee hereby certifies to the Lessor Parties that
               (A) Lessee will use the proceeds of such Expense Advance to pay the costs and expenses identified in Attachment B, (B) all such costs and expenses are Permitted Transaction Expenses which are now due and payable, and (C) no prior Expense Advance has been requested to pay any such costs and expenses.

               (c) The date of the Advance shall be ___________, which date is prior to the Commitment Termination Date.

        3. Lessee hereby certifies to the Lessor Parties that, on the date of this Additional Advance Request and after giving effect to the use of such Advance as described above:

               (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date); and

               (b) No Default has occurred and is continuing.

        4. Except for such portion of the Additional Acquisition Advance representing the aggregate Unpaid Acquisition Price of all Equipment identified in Attachment A which shall be disbursed to Lessor Agent to be held as Cash Collateral, please disburse the proceeds of such Advance to:__________________
________________________________________________________________________________
_______________________________________________________________________________.

        IN WITNESS WHEREOF, Lessee has executed this Additional Advance Request on the date set forth above.

                                            LSI LOGIC CORPORATION

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                    EXHIBIT F

                            LESSOR SECURITY AGREEMENT

                                    EXHIBIT G

                              ASSIGNMENT AGREEMENT


        THIS ASSIGNMENT AGREEMENT, dated as of the date set forth at the top of Attachment 1 hereto, by and among:

               (1) The party designated under item A of Attachment I hereto as the Assignor Participant ("Assignor Participant"); and

               (2) Each party designated under item B of Attachment I hereto as an Assignee Participant (individually, an "Assignee Participant").


                                    RECITALS

        A. Assignor Participant is one of the "Participants" in an Amended and Restated Participation Agreement dated as of April 18, 2000, among LSI Logic Corporation ("Lessee"), ABN AMRO Bank N.V., KeyBank National Association, FBTC Leasing Corp. and each other financial institution listed as a lessor in
Schedule I to the Participation Agreement (in such capacity, collectively "Lessors"), ABN AMRO Bank N.V., as agent for Lessors (in such capacity, "Lessor Agent"), Assignor Participant and the other institutions parties thereto as "Participants" (collectively, the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). (Such Participation Agreement, as amended, supplemented or otherwise modified in accordance with its terms from time to time to be referred to herein as the "Participation Agreement").

        B. Assignor Participant wishes to sell, and each Assignee Participant wishes to purchase, all or a portion of Assignor Participant's rights under the Participation Agreement pursuant to Subparagraph 7.05(b) of the Participation Agreement.


                                    AGREEMENT

        Now, therefore, the parties hereto hereby agree as follows:

        1. Definitions. Except as otherwise defined in this Assignment Agreement, all capitalized terms used herein and defined in the Participation Agreement have the respective meanings given to those terms in the Participation Agreement.

        2. Sale and Assignment. Subject to the terms and conditions of this Assignment Agreement, Assignor Participant hereby agrees to sell, assign and delegate to each Assignee Participant and each Assignee Participant hereby agrees to purchase, accept and assume the rights, obligations and duties of a Participant under the Participation Agreement and the other Operative Documents equal to the Commitment, Outstanding Participation Amount, the Tranche A Percentage, Tranche B Percentage, Equity Percentage (if applicable) and

Proportionate Share with respect to each Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) set forth under the captions "Commitments, Outstanding Participation Amounts, Tranche Percentages and Proportionate Shares Assigned" opposite such Assignee Participant's name on Part A of Attachment I hereto. Such sale, assignment and delegation shall become effective on the date designated in Part C of Attachment I hereto (the "Assignment Effective Date"), which date shall be, unless Agent shall otherwise consent, at least five (5) Business Days after the date following the date counterparts of this Assignment Agreement are delivered to Agent in accordance with Paragraph 3 hereof.

        3. Assignment Effective Notice. Upon (a) receipt by Agent of five (5) counterparts of this Assignment Agreement (to each of which is attached a fully completed Attachment 1), each of which has been executed by Assignor Participant and each Assignee Participant (and, to the extent required by clause (i) of Subparagraph 7.05(b) of the Participation Agreement, by Lessee and Agent) and
(b) payment to Agent of the registration and processing fee specified in clause
(iii) of Subparagraph 7.05(b) of the Participation Agreement, Agent will transmit to Lessors, Lessor Agent, Lessee, Assignor Participant and each Assignee Participant an Assignment Effective Notice substantially in the form of Attachment 2 hereto, fully completed (an "Assignment Effective Notice").

        4. Assignment Effective Date. At or before 12:00 noon (local time of Assignor Participant) on the Assignment Effective Date, each Assignee Participant shall pay to Assignor Participant, in immediately available or same day funds, an amount equal to the purchase price, as agreed between Assignor Participant and such Assignee Participant (the "Assignment Purchase Price") for the respective Outstanding Participation Amount, Tranche A Percentage, Tranche B Percentage, Equity Percentage (if applicable) and Proportionate Share of each Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) purchased by such Assignee Participant hereunder. Effective upon receipt by Assignor Participant of the Assignment Purchase Price payable by each Assignee Participant, the sale, assignment and delegation to such Assignee Participant of such Commitment and such Outstanding Participation Amount, the Tranche A Percentage, Tranche B Percentage, Equity Percentage (if applicable) and Proportionate Share with respect to each Lease Supplement or Installation Period as described in Paragraph 2 hereof shall become effective.

        5. Payments After the Assignment Effective Date. Assignor Participant and each Assignee Participant hereby agree that Agent shall, and hereby authorize and direct Agent to, allocate amounts payable under the Participation Agreement and the other Operative Documents as follows:

               (a) All payments applied to reduce the Outstanding Lease Amount of any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) after the Assignment Effective Date with respect to each Outstanding Participation Amount, Tranche A Percentage, Tranche B Percentage, Equity Percentage (if applicable) and Proportionate Share of such Lease Supplement or Installation Period assigned to an

        Assignee Participant pursuant to this Assignment Agreement shall be payable to such Assignee Participant.

               (b) All Base Rent with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period), interest, fees and other amounts accrued after the Assignment Effective Date with respect to the Commitment and each Outstanding Participation Amount, Tranche A Percentage, Tranche B Percentage, Equity Percentage (if applicable) and Proportionate Share of such Lease Supplement or Installation Period assigned to an Assignee Participant pursuant to this Assignment Agreement shall be payable to such Assignee Participant.

Assignor Participant and each Assignee Participant shall make any separate arrangements between themselves which they deem appropriate with respect to payments between them of amounts paid under the Operative Documents on account of the Commitment or the Outstanding Participation Amount, Tranche A Percentage, Tranche B Percentage, Equity Percentage (if applicable) and Proportionate Share with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) assigned to such Assignee Participant, and neither Agent nor Lessee shall have any responsibility to effect or carry out such separate arrangements.

        6. Delivery of Copies of Operative Documents. Concurrently with the execution and delivery hereof, Assignor Participant will provide to each Assignee Participant (if it is not already a party to the Participation Agreement) conformed copies of all documents delivered to Assignor Participant on or prior to the Closing Date in satisfaction of the conditions precedent set forth in the Participation Agreement and all documents delivered to Assignor Participant with respect to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) in which Assignor Participant is assigning its Outstanding Participation Amount, Tranche A Percentage, Tranche B Percentage, Equity Percentage (if applicable) and Proportionate Share.

        7. Further Assurances. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

        8. Further Representations, Warranties and Covenants. Assignor Participant and each Assignee Participant further represent and warrant to and covenant with each other, Lessors, Agent and the other Participants as follows:

               (a) Other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Assignor Participant makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Participation Agreement or the other Operative Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Participation

        Agreement or the other Operative Documents furnished or the Collateral or any security interest therein.

               (b) Assignor Participant makes no representation or warranty and assumes no responsibility with respect to the financial condition of Lessee or any of its obligations under the Participation Agreement or any other Operative Documents.

               (c) Each Assignee Participant confirms that it has received a copy of the Participation Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement.

               (d) Each Assignee Participant will, independently and without reliance upon Lessors, Agent, Assignor Participant or any other Participant and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Participation Agreement and the other Operative Documents.

               (e) Each Assignee Participant appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under the Participation Agreement and the other Operative Documents as Agent is authorized to exercise by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with
        Section 6 of the Participation Agreement.

               (f) Each Assignee Participant (i) affirms that each of the representations and warranties set forth in Paragraph 4.03 of the Participation Agreement is true and correct with respect to such Participant and (ii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Participation Agreement and the other Operative Documents are required to be performed by it as a Participant.

               (g) Each Assignee Participant represents and warrants that, as of the date hereof, it would not have any basis for demanding any payment under Subparagraph 2.12(c) or Subparagraph 2.12(d) of the Participation Agreement or, to its knowledge, under Subparagraph 2.13(a) of the Participation Agreement.

               (h) Part B of Attachment 1 hereto sets forth administrative information with respect to each Assignee Participant.

        9. Effect of this Assignment Agreement. On and after the Assignment Effective Date, (a) each Assignee Participant shall be a Participant with a Commitment and an Outstanding Participation Amount, Tranche A Percentage, Tranche B Percentage, Equity Percentage (if applicable) and Proportionate Share in each Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) as set forth under the caption "Commitments, Outstanding Participation Amounts, Tranche Percentages and Proportionate Shares After Assignment" opposite such Assignee Participant's name in Part A of Attachment 1 hereto and shall have the rights, duties and obligations of such a Participant under the Participation Agreement and the other Operative Documents and (b) Assignor Participant shall be a Participant with a Commitment and an Outstanding Participation Amount, Tranche A Percentage, Tranche B Percentage, Equity Percentage (if applicable) and Proportionate Share in such Lease Supplement or Installation Period as set forth under the caption "Commitments, Outstanding Participation Amounts, Tranche Percentages and Proportionate Share After Assignment" opposite Assignor Participant's name in Part A of Attachment 1 hereto and shall have the rights, duties and obligations of such a Participant under the Participation Agreement and the other Operative Documents, or, if Assignor Participant's Commitment and Outstanding Participation Amounts in each Lease Supplement and Installation Period have been reduced to zero, Assignor Participant shall cease to be a Participant and shall have no further obligation to fund any portion of any Advance.

        10. Miscellaneous. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of California. Paragraph headings in this Assignment Agreement are for convenience of reference only and are not part of the substance hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date set forth in Attachment 1 hereto.



                                            ______________________________, as
                                            Assignor Participant

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                            ____________________________, as an
                                            Assignee Participant

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                            ____________________________, as an
                                            Assignee Participant

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                            ____________________________, as an
                                            Assignee Participant

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

CONSENTED TO AND ACKNOWLEDGED BY:

------------------------------
as Lessee

By:
   ---------------------------------
   Name:
        ----------------------------
   Title:
         ---------------------------


-----------------------------,
as Agent

By:
   ---------------------------------
   Name:
        ----------------------------
   Title:
         ---------------------------


ACCEPTED FOR RECORDATION IN REGISTER:

------------------------------,
As Agent

By:
   ---------------------------------
   Name:
        ----------------------------
   Title:
         ---------------------------

                                  ATTACHMENT 1

                             TO ASSIGNMENT AGREEMENT
                 COMMITMENTS, OUTSTANDING PARTICIPATION AMOUNTS,
                  TRANCHE PERCENTAGES AND PROPORTIONATE SHARES

                                    Commitments and Proportionate Share             Commitments and Proportionate Shares
                                         of Each Advance Assigned                     of Each Advance After Assignment
                                 ---------------------------------------------     -----------------------------------------
                                                          Proportionate Share                          Proportionate Share
                                 Commitments                of Each Advance        Commitments           of Each Advance
Assignor Participant:

---------

---------

---------

Assignee Participants:

---------

---------

---------

---------

                                     G(1)-1




-------------------------------------------------------------------------------------
                                          Lease Supplement No.
                         Outstanding Participation Amount, Tranche Percentages and
                                       Proportionate Shares Assigned
-------------------------------------------------------------------------------------
                         (a)  Tranche A      (a)  Tranche B      (a)  Equity
                         Outstanding         Outstanding         Outstanding
                         Participation       Participation       Participation
                         Amount              Amount              Amount
                         (b)  Tranche A      (b)  Tranche B      (b)  Equity
                         Percentage          Percentage          Percentage
                         (c)  Tranche A      (c)  Tranche B      (c)  Equity
                         Proportionate       Proportionate       Proportionate
                         Share               Share               Share
                                                                 (if applicable)
-------------------------------------------------------------------------------------
Assignor Participant:

-------------------------------------------------------------------------------------
---------
-------------------------------------------------------------------------------------
---------
-------------------------------------------------------------------------------------
---------
-------------------------------------------------------------------------------------
Assignee Participants:

-------------------------------------------------------------------------------------
---------
-------------------------------------------------------------------------------------
---------
-------------------------------------------------------------------------------------
---------
-------------------------------------------------------------------------------------
---------
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
                                           Lease Supplement No.
                                            Tranche Percentages and
                                     Proportionate Shares After Assignment
---------------------------------------------------------------------------------------

                        (a)  Tranche A        (a)  Tranche B       (a)  Equity
                        Outstanding           Outstanding          Outstanding
                        Participation Amount  Participation        Participation Amount
                        (b)  Tranche A        Amount               (b)  Equity
                        Percentage            (b)  Tranche B       Percentage
                        (c)  Tranche A        Percentage           (c)  Equity
                        Proportionate Share   (c)  Tranche B       Proportionate Share
                                              Proportionate Share  (if applicable)

---------------------------------------------------------------------------------------
Assignor Participant:

---------------------------------------------------------------------------------------
---------
---------------------------------------------------------------------------------------
---------
---------------------------------------------------------------------------------------
---------
---------------------------------------------------------------------------------------
Assignee Participants:

---------------------------------------------------------------------------------------
---------
---------------------------------------------------------------------------------------
---------
---------------------------------------------------------------------------------------
---------
---------------------------------------------------------------------------------------
---------
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------



                                     G(1)-2

                                     PART B

[Assignee Participant (as [a Lessor and] a Participant)]

Applicable Participating Office:




Address for notices:



Telephone No:
Telecopier No:

Wiring Instructions:



[Lessor's Chief Executive Office/
Major Executive Office in the United States]


[Assignee Participant (as [a Lessor and] a Participant)]

Applicable Participating Office:




Address for notices:



Telephone No:
Telecopier No:

Wiring Instructions:



[Lessor's Chief Executive Office/
Major Executive Office in the United States]

                                     G(1)-3

               PART C

ASSIGNMENT EFFECTIVE DATE    ________, ____


                                     G(1)-4

                                  ATTACHMENT 2

                             TO ASSIGNMENT AGREEMENT

                                     FORM OF

                           ASSIGNMENT EFFECTIVE NOTICE



        Reference is made to the Amended and Restated Participation Agreement, dated as of April 18, 2000, among LSI Logic Corporation ("Lessee"), ABN AMRO Bank N.V., KeyBank National Association, FBTC Leasing Corp. and each other financial institution listed as a lessor in Schedule I to the Participation Agreement (in such capacity, collectively "Lessors"), ABN AMRO Bank N.V., as agent for Lessors (in such capacity, "Lessor Agent"), the financial institutions parties thereto as "Participants" (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Agent hereby acknowledges receipt of five executed counterparts of a completed Assignment Agreement, a copy of which is attached hereto. [Note: Attach copy of Assignment Agreement.] Terms defined in such Assignment Agreement are used herein as therein defined.

        1. Pursuant to such Assignment Agreement, you are advised that the Assignment Effective Date will be __________.

        2. Pursuant to such Assignment Agreement, each Assignee Participant is required to pay its Purchase Price to Assignor Participant at or before 12:00 Noon on the Assignment Effective Date in immediately available funds.

                                            Very truly yours,

                                            ABN AMRO Bank N.V.,
                                              as Agent

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                     G(2)-1

                                    EXHIBIT H

                          CERTIFICATE OF ACCEPTANCE NO.

                                     [Date]


ABN AMRO Bank N.V.
   as Lessor Agent
Syndication Group
1325 Avenue of the Americas, 9th Floor
New York, NY 10019
Attn: Linda Boardman


        1. Reference is made to (1) the Amended and Restated Participation Agreement, dated as of April 18, 2000 (the "Participation Agreement"), among LSI Logic Corporation ("Lessee"), ABN AMRO Bank N.V., KeyBank National Association, FBTC Leasing Corp. and each other financial institution listed as a lessor in
Schedule I to the Participation Agreement, as lessors (in such capacity, collectively "Lessors"), ABN AMRO Bank N.V., as agent for Lessors (in such capacity, "Lessor Agent"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent") and (2) the Amended and Restated Lease Agreement, dated as of April 18,2000 (the "Lease Agreement"), between Lessee, Lessor Agent and Lessors. Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. Pursuant to Subparagraph 2.01(c) of the Participation Agreement, Lessee hereby confirms that, on or prior to the date hereof, Lessee has accepted the equipment identified in Schedule 1 hereto (the "Accepted Property") as agent for Lessors.

        3. Lessee hereby certifies to the Lessor Parties that, on the date hereof:

               (a) Lessee has paid the full Acquisition Price and all Permitted Installation Expenses for the Accepted Property;

               (b) Lessee has (i) good and valid title to the Accepted Property, free and clear of all Liens and all other interests of other Persons (except for the interests of Lessor Parties pursuant to the Operative Documents) and (ii) full right and power, without the consent or approval of any other Person, to (A) use the Accepted Property and (B) sell or lease the Accepted Property to any other Person;

               (c) The Accepted Property is in good condition and repair and in good working order, free of any material defects. The Accepted Property is fit for the purposes for which Lessee intends to use it.

               (d) All material licenses, approvals, authorizations, consents, or permits necessary to be issued by any Governmental Authority for the operation or use of the Accepted Property by Lessee, Lessors or any other Person have been obtained and copies of all such licenses, approvals, authorizations, consents, and permits are attached hereto.

               (e) All of the Accepted Property complies with all applicable Governmental Rules and Insurance Requirements in all material respects.

               (f) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date); and

               (g) No Default has occurred and is continuing.

        4. At the time the Accepted Property was purchased by Lessors, the Unpaid Acquisition Price for each item of Accepted Property disbursed to Lessor Agent to be held as Cash Collateral was as set forth in Schedule 1 and the aggregate amount of all such Cash Collateral now held by Lessor Agent with respect to the Accepted Property is $_________ (the "Withdrawal Amount"). Please disburse the Withdrawal Amount to:______________________________________________
________________________________________________________________________________
_______________________________________________________________________________.

        IN WITNESS WHEREOF, Lessee has executed this Certificate of Acceptance on the date set forth above.

                                            LSI LOGIC CORPORATION

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                    EXHIBIT I

                            SUBORDINATION PROVISIONS

        When used in Article 13 below, the following capitalized terms shall have the meanings set forth below and a cross-reference to any other Article or Section shall refer to an Article or Section comparable to the Article or Section which was similarly cross-referenced in Article 13 of the 5 _% Convertible Subordinated Notes Due 2001:

        "Designated Senior Debt" means (i) Senior Debt under the Existing Credit Agreement, and (ii) any other particular Senior Debt in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Debt shall be "Designated Senior Debt" for purposes of this Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Debt to exercise the rights of Designated Senior Debt).

        "Existing Credit Agreement" means that Amended and Restated Credit Agreement, dated as of September 22, 1998, among the Company, LSI Logic Japan Semiconductor, Inc., the lenders from time to time parties thereto (the "Existing Lenders"), and ABN AMRO Bank N.V., as agent for the Existing Lenders, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

        "Indebtedness" means, with respect to any Person, (i) all obligations, contingent or otherwise, of such Person (a) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) evidenced by a note, debenture, bond or written instrument (including a purchase money obligation), (c) in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such person under such lease or related document to purchase or to cause a third party to purchase such leased property; or (d) in respect of letters of credit (including reimbursement obligations with respect thereto), local guarantees or bankers' acceptances;
(ii) all obligations of others of the type described in clause (i) above or clause (iii), (iv) or (v) below assumed by or guaranteed in any manner by such Person or in effect guaranteed by such Person through an agreement to purchase, contingent or otherwise (and the obligations of such Person under any such assumptions, guarantees or other such arrangements); (iii) all obligations secured by a mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance to which the property or assets of such Person are subject, whether or not the obligation secured thereby shall have been assumed by or shall otherwise be such Person's legal liability; (iv) to the extent not otherwise included, all obligations of such Person under interest rate and currency swap agreements, cap, floor and collar agreements, spot and forward contracts and similar agreements and arrangements; and (v) all obligations, contingent or otherwise, of such Person under or in respect of any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i), (ii), (iii) or (iv).

        "Senior Debt" means the principal of, premium, if any, and interest on, rent payable under, and any other amounts due on or in connection with any and all Indebtedness of the Company (including, without limitation, fees, costs, expenses and any interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law, but only to the extent allowed or permitted to the holder of such Indebtedness against the bankruptcy or other insolvency estate of the Company in such proceeding), whether outstanding on the date of the Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to the foregoing); provided, however, that Senior Debt does not include (w) Indebtedness evidenced by the Notes, (x) Indebtedness of the Company to any subsidiary of the Company, a majority of the voting stock of which is owned by the Company except to the extent such Indebtedness is pledged by such subsidiary as security for any Senior Debt, (y) accounts payable of the Company to trade creditors arising in the ordinary course of business, and (z) any particular Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to, or is pari passu with, or is subordinated or junior to, the Notes.

                                   ARTICLE 13


                                  SUBORDINATION

Section 13.1  Notes Subordinated to Senior Debt.


        The Company covenants and agrees, and each Holder of Notes, by his acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Notes and the payment of the principal of (and premium, if any) and interest on each and all of the Notes is hereby expressly subordinate and junior, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Debt.

        (a) In the event of any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise, then the holders of all Senior Debt shall first be entitled to receive payment of the full amount due thereon in respect of principal (and premium, if any) and interest, or provision shall be made for such amount in cash or other consideration satisfactory to the Existing Lenders, before the Holders of any of the Notes are entitled to receive any payment or distribution of any character, whether in cash, securities or other property, on account of the principal of (or premium, if any) or interest on the indebtedness evidenced by the Notes.

        For purposes of this Article 13, the words, "cash, securities or other property" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 13 with respect to the Notes to the payment of all Senior Debt which may at the time be outstanding; provided that (i) the Senior Debt is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Debt (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article 7 [merger, consolidation covenant of Indenture] shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 13.1(a) if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 7 [merger, consolidation covenant].


        (b) In the event of any default in payment of the principal of or premium, if any, or interest on or rent under, or any other payment obligation under any Senior Debt beyond any applicable grace period with respect thereto, then, unless and until all such payments due in respect of such Senior Debt have been paid in full in cash or other consideration satisfactory to the Existing Lenders or such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of, premium, if any, or interest on the Notes or to acquire any of the Notes (including any repurchase pursuant to the repurchase right of a Holder upon a Fundamental Change).


        (c) In the event (i) any event of default with respect to any Designated Senior Debt shall have occurred and be continuing permitting the holders of such Designated Senior Debt (or a trustee or other representative on behalf of the holders thereof) to declare such Designated Senior Debt due and payable prior to the date on which it would otherwise have become due and payable, upon written notice thereof to the Company and the Trustee by any holders of such Designated Senior Debt (or a trustee or other representative on behalf of the holders thereof) (the "Default Notice"), unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or
(ii) any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no payment shall be made by the Company, directly or indirectly, with respect to principal of, premium, if any, or interest on the Notes (including any repurchase pursuant to the exercise of the repurchase right of a Holder upon a Fundamental Change) provided, however, that clause (i) of this paragraph shall not prevent the making of any such payment by the Company with respect to the Notes for more than 179 days after a Default Notice shall have been received by the Trustee unless the Designated Senior Debt in respect of which such event of default exists has been declared due and payable in its entirety in which case no such payment may be made until such acceleration has been rescinded or annulled or such Designated Senior Debt has been paid in full. Notwithstanding the foregoing, no event of default which existed or was continuing on the date of any Default Notice shall be made the basis for the giving of a second Default Notice; provided, further, however, that no subsequent Default Notice shall be effective for purposes of this
Section 13.1(c) unless and until at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Default Notice.


        (d) If the maturity of the Notes is accelerated, no payment may be made on the Notes until all amounts due or to become due on Senior Debt has been paid in full in cash or other consideration satisfactory to the Existing Lenders or until such acceleration has been cured or waived.


        (e) In the event that, notwithstanding the foregoing provisions of Sections 13.1 (a), (b), (c) and (d), any payment on account of principal of or interest on the Notes shall be made by or on behalf of the Company and received by the Trustee, by any Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment shall be segregated and held in trust), at a time when such payment is not permitted by any of such provisions, then, unless and until all Senior Debt (or Designated Senior Debt, in the case of Section 13.1(c)) is paid in full in cash or other consideration satisfactory to the Existing Lenders, or such payment is otherwise permitted to be made by the provisions of each of Sections 13.1(a), 13.1(b), 13.1(c) and 13.1(d) (subject, in each case, to the provisions of Section 13.7), such payment on account of principal of or interest on the Notes shall be held in trust for the benefit of, and shall be immediately paid over to, the holders of Senior Debt (or Designated Senior Debt, in the case of Section 13.1(c)) or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of the Senior Debt (or Designated Senior Debt, in the case of Section 13.1(c)) may have been issued, as their interests may appear.

        Regardless of anything to the contrary herein, nothing shall prevent (a) any payment by the Company or the Trustee to Holders of amounts in connection with a redemption of Notes if

(i) notice of such redemption has been given pursuant to Section 11.5 prior to the receipt by the Trustee of written notice as aforesaid, and (ii) such notice of redemption is given not earlier than 75 days before the Redemption Date, or
(b) any payment by the Trustee to the Holders of amounts deposited with it pursuant to Sections 4.1 and 4.2.

Section 13.2  Subrogation.

        Subject to the payment in full of all Senior Debt to which the indebtedness evidenced by the Notes is in the circumstances subordinated as provided in Section 13.1, the Holders of the Notes (together with the holders of any other indebtedness of the Company which is subordinate in right of payment to the payment in full of all Senior Debt, which is not subordinate in right of payment to the Notes and which by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Debt until all amounts owing on the Notes shall be paid in full, and, as between the Company, its creditors other than holders of such Senior Debt, and the Holders of the Notes, no such payment or distribution made to the holders of Senior Debt by virtue of this Article which otherwise would have been made to the Holders of the Notes shall be deemed to be a payment by the Company on account of such Senior Debt, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of Senior Debt, on the other hand.

Section 13.3  Obligation of Company Unconditional.

        Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Notes the principal of (and premium, if any) and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Company other than the holders of Senior Debt, nor shall anything herein or therein prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

Section 13.4  Modification of Terms of Senior Debt.

        Any renewal or extension of the time of payment of any Senior Debt or the exercise by the holders of Senior Debt of any of their rights under any instrument creating or evidencing Senior Debt, including without limitation the waiver of default thereunder, may be made or done all without notice to or assent from the Holders of the Notes or the Trustee.

        No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Debt is outstanding or of such Senior Debt, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article or of the Notes relating to the subordination thereof.

Section 13.5  Payments on Notes Permitted.

        Nothing contained in this Article or elsewhere in this Indenture, or in any of the Notes, shall affect the obligation of the Company to make, or prevent the Company from making, payments of the principal of, or premium, if any, or interest on the Notes in accordance with the provisions hereof and thereof, or shall prevent the Trustee or any Paying Agent from applying any moneys deposited with it hereunder to the payment of the principal of, or premium, if any, or interest on the Notes, in each case except as otherwise provided in this Article.

Section 13.6  Effectuation of Subordination by Trustee.

        Each Holder of Notes, by his acceptance thereof, authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

        Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other Person making any payment or distribution, delivered to the Trustee or to the Holders of the Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, and as to other facts pertinent to the right of such Persons under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Persons pending judicial determination as to the right of such Persons to receive such payment.

Section 13.7  Knowledge of Trustee.

        Notwithstanding the provisions of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Debt, of any default in payment of principal, premium (if any) or interest on any Senior Debt, or of any facts which would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until a Responsible Officer of the Trustee having responsibility for the administration of the trust established by this Indenture shall have received written notice thereof from the Company, any Holder of Notes, any Paying or Conversion Agent of the Company or the holder or representative of any class of Senior Debt, and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such default or facts exist; provided, however, that unless on the third Business Day prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (other than a payment under Article 11) the Trustee shall have received the notice provided for in this Section 13.7, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

Section 13.8  Trustee's Relation to Senior Debt.

        The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Debt at the time held by it, to the same extent as any other holder of Senior Debt and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

        Nothing in this Article shall apply to claims of or payments to the Trustee under or pursuant to Section 6.7.

        With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and the Trustee shall not be liable to any holder of Senior Debt if it shall pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Debt shall be entitled by virtue of this Article or otherwise.

Section 13.9  Rights of Holders of Senior Debt Not Impaired.

        No right of any present or future holder of any Senior Debt to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

Section 13.10  Certain Conversions Not Deemed Payment.

        For the purposes of this Article 13 only, (1) the issuance and delivery of junior securities upon conversion of Notes in accordance with Article 12 [conversion] shall not be deemed to constitute a payment or distribution on account of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on Notes or on account of the purchase or other acquisition of Notes, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 12.3), property or securities (other than junior securities) upon conversion of a Note shall be deemed to constitute payment on account of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on such Note. For the purposes of this Section 13.10, the term "junior securities" means (a) shares of any stock of any class of the Company or (b) securities of the Company that are subordinated in right of payment to all Senior Debt to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article. Nothing contained in this Article 13 or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors (other than holders of Senior Debt) and the Holders, the right, which is absolute and unconditional, of the holder of any Note to convert such note in accordance with
Article 12 [conversion].

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  AMENDED AND RESTATED PARTICIPATION AGREEMENT



                                      AMONG



                             LSI LOGIC CORPORATION,
                                    AS LESSEE


                                       AND



                               ABN AMRO BANK N.V.,
                          KEYBANK NATIONAL ASSOCIATION
                             AND FBTC LEASING CORP.,
                                   AS LESSORS


                                       AND



                               ABN AMRO BANK N.V.,
                           AS LESSOR AGENT FOR LESSORS



                          THE PARTICIPANTS NAMED HEREIN

                                       AND



                               ABN AMRO BANK N.V.,
                          AS AGENT FOR THE PARTICIPANTS



                                 APRIL 18, 2000


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                           PAGE
SECTION 1.     INTERPRETATION...............................................................2

1.01.   Definitions.........................................................................2

1.02.   Rules of Interpretation.............................................................2

SECTION 2.     LEASE FACILITY...............................................................2

2.01.   Acquisition, Lease, Amount Limitations, Etc.........................................2

2.02    Participation Agreement.............................................................5

2.03.   Advance Requests, Etc...............................................................7

2.04.   Fees.  .............................................................................8

2.05.   Funding of Advances.................................................................8

2.06.   Sharing of Payments.................................................................9

2.07.   Other Payment Terms................................................................12

2.08.   Commitment Reductions..............................................................13

2.09.   Reallocation of Outstanding Lease Amount upon Renewal..............................13

2.10.   Nature of the Transactions.........................................................14

2.11.   Security and Subordination.........................................................15

2.12.   Change of Circumstances............................................................16

2.13.   Taxes on Payments..................................................................19

2.14.   Funding Loss Indemnification.......................................................20

2.15.   Replacement of Participants........................................................21

SECTION 3.     CONDITIONS PRECEDENT........................................................21

3.01.   Initial Acquisition Advance........................................................21

3.02.   Additional Acquisition Advances....................................................21

3.03.   Expense Advances...................................................................22

3.04.   Other Conditions Precedent.........................................................22

3.05.   Covenant to Deliver................................................................23

SECTION 4.     REPRESENTATIONS AND WARRANTIES..............................................23

4.01.   Lessee's Representations and Warranties............................................23

4.02.   Lessors' Representations and Warranties............................................28

4.03.   Participants' Representations and Warranties.......................................29

                               TABLE OF CONTENTS

                                  (CONTINUED)

                                                                                          Page
SECTION 5.     COVENANTS...................................................................31

5.01.   Lessee's Affirmative Covenants.....................................................31

5.02.   Lessee's Negative Covenants........................................................36

5.03.   Lessee's Financial Covenants.......................................................39

5.04.   Lessors' Covenants.................................................................40

5.05.   Participants' Covenants............................................................41

SECTION 6.     LESSORS, LESSOR AGENT, AGENT AND THEIR RELATIONS WITH PARTICIPANTS..........41

6.01.   Appointment of Lessor Agent and Agent..............................................41

6.02.   Powers and Immunities..............................................................41

6.03.   Reliance...........................................................................42

6.04.   Defaults...........................................................................42

6.05.   Indemnification....................................................................42

6.06.   Non-Reliance.......................................................................43

6.07.   Resignation or Removal of Lessor Agent or Agent....................................43

6.08.   Authorization......................................................................44

6.09.   Lessors, Lessor Agent and Agent in their Individual Capacities.....................44

SECTION 7.     MISCELLANEOUS...............................................................45

7.01.   Notices............................................................................45

7.02.   Expenses...........................................................................46

7.03.   Indemnification....................................................................46

7.04.   Waivers; Amendments................................................................47

7.05.   Successors and Assigns.............................................................47

7.06.   Setoff.............................................................................51

7.07.   No Third Party Rights..............................................................52

7.08.   Partial Invalidity.................................................................52

7.09.   JURY TRIAL.........................................................................52

7.10.   Counterparts.......................................................................52

7.11.   No Joint Venture, Etc..............................................................52

7.12.   Usury Savings Clause...............................................................52

                               TABLE OF CONTENTS

                                  (CONTINUED)

                                                                                          Page
7.13.   Confidentiality....................................................................53

7.14.   Effect on Existing Participation Agreement.........................................53



SCHEDULES

I              Lessors and Participants
II             Pricing Grid
1.01           Definitions
1.02           Rules of Interpretation
3.01           Conditions Precedent to Acquisition Advance
4.01(g)        Litigation
4.01(i)        Environmental Matters
4.01(l)        Significant Subsidiaries
5.02(a)        Existing Liens


EXHIBITS

A              Equipment (Recital A)
B              Lease Agreement (2.01(a))
C              Purchase Agreement (2.01(a))
D              Initial Advance Request (2.03(a))
E              Additional Advance Request (2.03(b))
F              Lessor Security Agreement (2.10(b))
G              Assignment Agreement (7.05(b))
H              Acquisition Agreement Acceptance Certificate (2.01(a))
I              Subordination Provisions (definition of "Subordinated Debt")

  An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of
 Contents/Authorities headers and footers to appear on any pages following the
                         Table of Contents/Authorities.

                              AMENDED AND RESTATED
                     LEASE AGREEMENT AND SECURITY AGREEMENT


        THIS AMENDED AND RESTATED LEASE AGREEMENT AND SECURITY AGREEMENT (together with all Lease Supplements delivered hereunder, collectively this "Agreement" herein), dated as of April 18, 2000 is entered into by and among:

               (1) LSI LOGIC CORPORATION, a Delaware corporation ("Lessee");
        and

               (2) ABN AMRO BANK N.V., KEYBANK NATIONAL ASSOCIATION, FBTC LEASING CORP. and each other financial institution from time to time listed as a lessor in Schedule I to the Participation Agreement referred to in Recital B below, as amended from time to time (in such capacity, such financial institutions to be referred to collectively as "Lessors"); and

               (3) ABN AMRO BANK N.V., as agent for Lessors (in such capacity, "Lessor Agent").


                                    RECITALS

        A. Pursuant to the Participation Agreement referred to in Recital B below, a certain lease facility is to be provided to Lessee by Lessors and the other financial institutions which are "Participants" under the Participation Agreement (such financial institutions to be referred to collectively as the "Participants") as follows:

               (1) Lessors would (a) acquire certain equipment identified by Lessee and approved by Lessor Agent, (b) lease such equipment to Lessee,
        (c) make advances to finance certain related expenses and (d) grant to Lessee the right to purchase such equipment; and

               (2) The Participants would participate in such lease facility by
        (a) funding the acquisition price to be paid by Lessors for the equipment and the other advances to be made by Lessors and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

        B. In connection with the addition of certain parties as Lessors and Participants, Lessee and Participants have requested that (i) the Participation Agreement, dated as March 31, 2000, among Lessee, ABN AMRO Bank N.V., as the original Lessor and Participant, Lessor Agent, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"), be amended and restated by the Amended and Restated Participation Agreement, dated as of April 18, 2000 (the "Participation Agreement"), among Lessee, Lessors, Lessor Agent, the Participants and Agent and (ii) the Lease Agreement, dated as of March 31, 2000 (the "Existing Lease Agreement"), among Lessee, ABN AMRO Bank N.V., as the original Lessor, and Lessor Agent be amended and restated by this Agreement, and Lessors and Lessor

Agent are willing for the Existing Lease Agreement to be amended and restated by this Agreement setting forth the terms of the lease by Lessors to Lessee of the property.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree that the Existing Lease Agreement shall be amended and restated in its entirety as follows:


SECTION 1.     INTERPRETATION.

        1.01 Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in such Schedule 1.01.

        1.02 Rules of Interpretation. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of interpretation set forth in Schedule 1.02 to the Participation Agreement shall apply to this Agreement and the other Operative Documents.


SECTION 2.     BASIC PROVISIONS.

        2.01.  Lease of the Property.

               (a) Subject to the acquisition thereof by Lessors pursuant to the Participation Agreement, either as of the date hereof or during the term hereof, Lessors agree to lease to Lessee and Lessee agrees to lease from Lessors the following property (the "Property") to the extent of Lessors' estate, right, title and interest therein, thereto or thereunder:

                      (i) The equipment purchased with each Acquisition Advance, together with all additions and accessions thereto and all replacements (including Replacement Property) and substitutions therefor (collectively, the "Equipment"); and

                      (ii) All Related Goods, Related Agreements and Related
               Permits.

        Each item of Property leased hereunder shall be included in a Lease Supplement in the form of Exhibit A (a "Lease Supplement"), appropriately completed, duly executed and delivered by Lessee and accepted by Lessor Agent, on the Closing Date with respect to the Equipment to be purchased on the Closing Date and on the last Business Day of an Installation Period with respect to any Property purchased during such Installation Period; provided, however, that if the Advances made during any Installation Period shall be less than Fifteen Million Dollars ($15,000,000), the Property purchased during such

        Installation Period shall be included in the Lease Supplement executed and delivered for the next succeeding Installation Period.

               (b) Lessee hereby agrees that execution and delivery of an Advance Request for an Acquisition Advance and the application of such Acquisition Advance to acquire the Property described in such Advance Request shall, without further act, constitute the irrevocable acceptance by Lessee of the Property requested to be purchased in such Advance Request for all purposes of this Agreement and the other Operative Documents on the terms set forth herein and therein, and that such Property shall be deemed to be included in the leasehold estate of this Agreement and shall be subject to the terms and conditions of this Agreement on the date such Property is purchased by Lessors; provided, however, that acceptance of any Property for purposes of this Agreement and the other Operative Documents shall not prevent Lessee from rejecting such Property for purposes of any Acquisition Agreement if such rejected Property is purchased or replaced as provided in Subparagraph 2.01(c) of the Participation Agreement.

        2.02.  Term.

               (a) With respect to each item of Property leased under this Agreement, the term of such lease shall commence on the date such Property is purchased by Lessors and shall end on the day prior to the third anniversary of the Lease Supplement Date for the Lease Supplement in which such Property is included (such date, as it may be extended pursuant to Subparagraph 2.02(b) hereof, the "Scheduled Expiration Date" for such Lease Supplement).

               (b) So long as no Event of Default has occurred and is continuing, Lessee shall have the option, on the terms and conditions provided herein, to renew any Lease Supplement for up to two (2) additional terms of one (1) year each (each a "Renewal Option"). A Renewal Option may be exercised by Lessee with respect to any Lease Supplement by delivering to Agent not less than thirty (30) days prior to the Scheduled Expiration Date then applicable to such Lease Supplement a notice in the form of Exhibit B (a "Notice of Renewal Option Exercise"), together with a Renewal Date Appraisal Update with respect to all of the Property then subject to such Lease Supplement. If, on the basis of such Renewal Date Appraisal Update, (i) the aggregate Renewal Date Appraised Values of the Property then subject to such Lease Supplement are less than the Outstanding Lease Amount of such Lease Supplement or (ii) the ratio of the aggregate Liquidation Appraised Values of the Property then subject to such Lease Supplement divided by the sum of the aggregate Outstanding Tranche B Participation Amounts and Outstanding Equity Participation Amounts for such Lease Supplement is less than 4.6 to 1.0 (with respect to the exercise of the first Renewal Option) or 4.0 to 1.0 (with respect to the exercise of the second Renewal Option), then the exercise of any Renewal Option for such Lease Supplement shall not be effective unless, on or prior to the Scheduled Expiration Date applicable to such Lease Supplement prior to the exercise of such Renewal Option, Lessee makes such additional payments of the Fixed Component of Base Rent which reduce the Outstanding Lease Amount of such Lease Supplement to the amount necessary to eliminate the deficiency under clause (i) and increase the ratio described in clause (ii) to at least 4.6 to 1.0 (with respect to the exercise of the first Renewal Option) or 4.0 to 1.0 (with respect to the exercise of the second Renewal Option). If required in order to have this Agreement and the other Operative Documents classified as an operating lease under GAAP, including FASB 13, on or prior to the date any Lease Supplement is renewed by exercise of any Renewal Option, the Outstanding Lease Amount of such renewed Lease Supplement shall be reallocated among the Tranche A Portion, the Tranche B Portion and, to the extent necessary or reasonably prudent, the Equity Portion of such renewed Lease Supplement and the Fixed Component of Base Rent and the Residual Value Guaranty Amount shall be redetermined for such renewed Lease Supplement and an amendment to such Lease Supplement setting forth such amounts shall be executed as approved by Lessee and Lessor Agent; provided, however, that none of the Equity Portion of such renewed Lease Supplement shall be reallocated to any Participant which was not an Equity Participant prior to the exercise of such Renewal Option.

        2.03.  Rent.

               (a) Base Rent. With respect to each Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Property purchased during such Installation Period):

                      (i) Lessee shall pay as base rent hereunder ("Base Rent")
               for each Rental Period for each Portion of the Outstanding Lease Amount of such Lease Supplement or Installation Period an amount equal to the sum of the Variable Component and Fixed Component for such Rental Period and Portion determined as follows:

                             (A) "Variable Component" shall mean, with respect
                      to any Rental Period for any Portion of such Lease Supplement or Installation Period, the product of (1) the Rental Rate for such Rental Period and Portion, times (2) the amount of such Portion during such Rental Period, times (3) a fraction, the numerator of which is the number of days in such Rental Period and the denominator of which is 360. If the Rental Rate shall change during any Rental Period, the Rental Rate for such Rental Period shall be the weighted average of the Rental Rates in effect from time to time during such Rental Period. If the amount of any Portion shall change during any Rental Period therefor, the amount of such Portion for such Rental Period shall be the weighted average of such Portion in effect from time to time during such Rental Period.

                             (B) "Fixed Component" shall mean:

                                    (1) With respect to any Rental Period ending
                                on or prior to the last day of such Installation Period, zero Dollars ($0.00);

                                    (2) With respect to any Rental Period
                             beginning on or after the Lease Supplement Date of such Lease Supplement, the amount payable on the last day of each calendar quarter during the Lease Supplement Term as set forth in such Lease Supplement, as adjusted in a manner approved by Lessee and Lessor Agent (y) to take into account any purchase of less than all of the Property subject to such Lease Supplement or (z) if required in connection with the exercise of any Renewal Option pursuant to Subparagraph 2.02(b); and

                                    (3) Any amount required to be paid with
                             respect to such Lease Supplement in order to exercise any Renewal Option pursuant to Subparagraph 2.02(b).

                      (ii) For the purposes of calculating the Variable
               Component of Base Rent, the Outstanding Lease Amount of such Lease Supplement or Installation Period shall consist of one or more Portions and the Lease Supplement Term or Installment Period shall be divided into Rental Periods for each Portion determined as follows:

                             (A) During such Installation Period, the
                      Outstanding Lease Amount shall consist of a single Portion in the full amount of the Advances made during such Installation Period and the period beginning on the first day of such Installation Period and ending on the last Business Day of such Installation Period shall consist of the following Rental Periods:

                                    (1) The period which begins on the first day
                             of such Installation Period and ends on the last Business Day in the first fiscal month immediately following the month in which such Installation Period begins; and

                                    (2) Each successive period thereafter which
                             begins on the last day of the immediately preceding Rental Period and ends one (1) fiscal month thereafter on the last Business Day of such fiscal month through and including the last Business Day of such Installation Period.

                             (B) On and after the Lease Supplement Date for each
                      Lease Supplement, Lessee may select the number and amounts of the Portions into which the Outstanding Lease Amount of such Lease Supplement is to be divided and the Rental Period for each such Portion by delivering to Agent at least three (3) Business Days prior to the last day of each Rental Period for a Portion an irrevocable written notice in the form of Exhibit C, appropriately completed (a "Notice of Rental Period Selection"), subject to the following:

                                    (1) Each Portion shall be in an amount not
                             less than $5,000,000; provided, however, that (y) the total number of Portions outstanding at any time for such Lease Supplement shall not exceed two
                             (2), and (z) the Outstanding Lease Amount of such Lease Supplement shall consist of a single Portion in the amount of such Outstanding Lease Amount if such Outstanding Lease Amount is less than $5,000,000.

                                    (2) Each Rental Period selected by Lessee
                             for each Portion pursuant to this clause (B) shall be one (1), two (2), three (3) or six (6) months; provided, however, that (w) every Rental Period shall begin and end on the last Business Day of a calendar month, except as provided in clause (x) following, (x) no Rental Period shall end after the Scheduled Expiration Date for such Lease Supplement, (y) no Rental Period shall be longer than one (1) month if an Event of Default has occurred and is continuing on the date three (3) Business Days prior to the first day of such Rental Period and (z) each Rental Period for any Portion for which Lessee fails to make a selection by delivering a Notice of Rental Period Selection in accordance with this clause (B) shall be one (1) month.

                      Lessee shall deliver each Notice of Rental Period Selection as required by Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver the original of any Notice of Rental Period Selection initially delivered by facsimile.

                      (iii) The rental rate for each Rental Period for a Portion of such Lease Supplement ("Rental Rate") shall be the LIBOR Rental Rate for such Rental Period and Portion, except as follows:

                             (A) With respect to Lease Supplement No. 1, (1) the
                      first Rental Period shall begin on the Closing Date and end on (but not include) April 18, 2000, and the Rental Rate for such Rental Period shall be the per annum rate equal to the interest rate at which funds are available to ABN AMRO generally in an amount equal to the Outstanding Lease Amount of such Lease Supplement or Installation Period for such Rental Periods, as determined by Agent (which determination shall be conclusive and binding on the parties, absent manifest error) plus the Applicable Margin, such rate to change from time to time as the Applicable Margin shall change, and (2) the second Rental Period shall begin on April 18, 2000, and end on (but not include) April 28, 2000, and the Rental Rate for such Rental Period shall be the LIBOR Rental Rate for a term of one (1) month, notwithstanding that such Rental Period is less than one (1) month;

                             (B) If any Rental Period during any Installation
                      Period is less than one (1) month but at least seven (7) days, the Rental Rate for such Rental Period shall be the LIBOR Rental Rate for a term of one (1) month, notwithstanding that such Rental Period is less than one
                      (1) month;

                             (C) If any other Rental Period is less than one (1)
                      month, the Rental Rate for such Rental Period shall be the Alternate Rental Rate; and

                             (D) If any Default has occurred and is continuing
                      at the time any Rental Period commences or the LIBOR Rental Rate is unavailable for any Rental Period pursuant to Subparagraph 2.12(a) or Subparagraph 2.12(b) of the Participation Agreement, the Rental Rate for such Rental Period shall be the Alternate Rental Rate.

                      (iv) Lessee shall pay the Variable Component of Base Rent
               in arrears (A) for each Portion of such Lease Supplement or Installation Period, on the last day of each Rental Period therefor and, in the case of any Rental Period which exceeds three (3) months, each day occurring every three (3) months after the first day of such Rental Period (individually, a "Scheduled Rent Payment Date" for such Lease Supplement) and (B) for all Portions of such Lease Supplement, on the Expiration Date for such Lease Supplement.

               (b) Supplemental Rent. Lessee shall pay as supplemental rent hereunder ("Supplemental Rent") all amounts payable by Lessee under this Agreement and the other Operative Documents, other than Base Rent for any Lease Supplement, the purchase price payable by Lessee for any purchase of the Property subject to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Property purchased during such Installation Period) by Lessee pursuant to the Purchase Agreement and the Residual Value Guaranty Amount of any Lease Supplement or Installation Period payable under the Purchase Agreement. Lessee shall pay all Supplemental Rent amounts on the dates specified in this Agreement and the other Operative Documents for the payment of such amounts or, if no date is specified for the payment of any such amount, within twenty (20) days after written demand of any Lessor or other Person to whom such amount is payable.

        2.04.   "As Is" Lease.

               (a) Lessee Due Diligence. Lessee has conducted, and will conduct from time to time with regard to any Property that may purchased with any Acquisition Advance after the date hereof, all due diligence which it deems appropriate regarding the Property and agrees that no Lessor Party has any obligation to conduct any such due diligence.

               (b) No Lessor Party Representations. Lessee is leasing the Property "as is, with all faults" without any representation, warranty, indemnity or undertaking by any Lessor Party regarding any aspect of the Property, including (i) the condition or performance of the Property or the fitness of the Property for any purpose; (ii) title to or right to use of the Property, including the existence of any Lien or any other right, title or interest (including intellectual property right) in or to any of the Property in favor of any Person; (iii) the value, usability, design, operation or fitness for use of the Property; (iv) any latent, hidden or patent defect in the Property; (v) any restrictions on the use of the Property; (vi) the economics of the Property; (vii) any Casualty or Condemnation; or (viii) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement; provided, however, that any Lessor shall be obligated to remove Lessor Liens to the extent required in Subparagraph 5.04(b) of the Participation Agreement.

               (c) Express Disclaimers. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH LESSOR AND LESSOR AGENT SPECIFICALLY DISCLAIMS AND LESSEE SPECIFICALLY WAIVES:

                      (i) ANY COVENANT OF QUIET ENJOYMENT AND ANY WARRANTY
               AGAINST INTERFERENCE OR INFRINGEMENT, EXCEPT AS OTHERWISE PROVIDED IN SUBPARAGRAPH 5.04(b) OF THE PARTICIPATION AGREEMENT;

                      (ii) ANY WARRANTY OF MERCHANTABILITY; AND

                      (iii) ANY WARRANTY THAT THE PROPERTY WILL BE FIT FOR A
               PARTICULAR PURPOSE.

        2.05. Nature of Transaction. As more fully provided in Paragraph 2.10 of the Participation Agreement, Lessee and the Lessor Parties intend that the transactions evidenced by this Agreement and the other Operative Documents constitute an operating lease pursuant to GAAP, including FASB 13, for accounting purposes and loans secured by the Property for federal, state and local income tax purposes and for purposes of commercial law and bankruptcy law. (If, notwithstanding the intent of the parties, any court concludes that the transactions evidenced by this Agreement and the other Operative Documents are subject to Division 10 of the California Commercial Code (or the corresponding part of the Uniform Commercial Code as adopted in any other state), Lessee and Lessors agree that such transactions are "finance leases" thereunder.)

        2.06. Security and Subordination.

               (a) As security for the Lessee Obligations and otherwise to assure the Lessor Parties the benefits hereof in the event that the transactions evidenced by this Agreement and the other Operative Documents are, pursuant to the intent of Lessee and the Lessor Parties, treated as loans for certain purposes, Lessee hereby irrevocably and unconditionally assigns and grants to Lessor Agent, for the benefit of the Lessor Parties, a security interest in all estate, right, title and interest of Lessee in the following property, whether now owned or leased or hereafter acquired, (collectively, the "Property Collateral"):

                      (i) All Equipment;

                      (ii) All Related Goods, Related Agreements and Related
               Permits; and

                      (iii) All proceeds of the foregoing, including whatever is receivable or received when Property Collateral or proceeds are sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including Casualty and Condemnation Proceeds and other rights to payment and return premiums and insurance proceeds under insurance with respect to any Property Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Property Collateral.

               (b) As security for the Lessee Obligations and otherwise to assure the Lessor Parties the benefits hereof in the event that the transactions evidenced by this Agreement and the other Operative Documents are, pursuant to the intent of Lessee and the Lessor Parties, treated as loans for certain purposes, Lessee hereby irrevocably and unconditionally assigns and grants to Lessor Agent, for the benefit of the Lessor Parties, a security interest in all estate, right, title and interest of Lessee in the following property, whether now owned or leased or hereafter acquired, (collectively, the "Cash Collateral"):

                      (i) The deposit account maintained at Lessor Agent in the
               name of Lessee into which the portion of any Acquisition Advance equal to the aggregate Unpaid Acquisition Prices of the Equipment purchased with such Acquisition Advance is deposited; all cash and other property maintained in or credited to such account; all documents, instruments and agreements evidencing the foregoing; all extensions, renewals, modifications and replacements of the foregoing; all interest and other amounts payable in connection therewith; and all other rights of Lessee with respect to the foregoing; and

                      (ii) All proceeds of the foregoing, including whatever is
               receivable or received when Cash Collateral or proceeds are sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Cash Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Cash Collateral.

               (c) The Lessee Obligations arising under this Agreement and the other Operative Documents shall be "Designated Senior Debt" for purposes of any indenture or other document creating or evidencing Subordinated Debt and such Subordinated Debt shall be subordinated to the Lessee Obligations on terms no more favorable to the holders of Subordinated Debt than those attached as Exhibit I to the Participation Agreement.

        2.07. Withdrawals of Cash Collateral.

               (a) Lessee may not withdraw any Cash Collateral from Lessor Agent except as provided in this Paragraph 2.07. If no Event of Default has occurred and is continuing, all Cash Collateral shall be maintained in time deposit accounts with terms of one (1) month. If an Event of Default has occurred and is continuing, all Cash Collateral shall be maintained in time deposit accounts with terms not exceeding one (1) week.

               (b) If no Event of Default has occurred and is continuing, Lessee shall be entitled to withdraw Cash Collateral, free and clear of all liens and security interests in favor of Lessor Parties, from time to time prior to the date which is six (6) months after the Commitment Termination Date in an amount equal to the Unpaid Acquisition Price paid by Lessee to the Supplier of any Equipment upon delivery by Lessee to Lessor Agent of the items set forth in clause (ii)(B) of Subparagraph 2.01(c) of the Participation Agreement with respect to such Equipment in form and substance reasonably satisfactory to Lessor Agent, provided that:

                      (i) Such withdrawal does not cause the value of the Cash
               Collateral then held by Lessor Agent to be less than the aggregate Unpaid Acquisition Prices for all of the Equipment which have not been paid to the Suppliers of such Equipment; and

                      (ii) Lessee gives Lessor Agent not less than three (3)
               Business Days prior written notice of such withdrawal; and

                      (iii) Lessee may not make more than one (1) withdrawal of
               Cash Collateral in any fiscal month.

               (c) If no Event of Default has occurred and is continuing, Lessee shall be entitled to withdraw any Cash Collateral remaining six (6) months after the Commitment Termination Date, free and clear of all liens and security interests in favor of the Lessor Parties, only upon compliance by Lessee with the requirements of clause (iv) of Subparagraph 2.01(c) of the Participation Agreement.

               (d) Lessee represents and warrants to the Lessor Parties that (i) no Person other than Lessee has (or, in the case of after-acquired Cash Collateral, at the time Lessee acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Cash Collateral except for Liens granted in favor of the Lessor Parties to secure the Lessee Obligations, and (ii) Lessor Agent has (or, in the case of after-acquired Cash Collateral, at the time Lessee acquires rights therein, will have) a first priority perfected security interest in the Cash Collateral.

               (e) Subject to Lessee's withdrawal rights hereunder, Lessee shall not sell, encumber or otherwise dispose of or transfer any Cash Collateral or any right or interest therein.

               (f) Subject to Paragraph 3.10 relating to permitted contests, Lessee shall pay promptly when due all taxes and other Governmental Charges, all Liens and all other charges now or hereafter imposed upon, or relating to or affecting the Cash Collateral.

SECTION 3.     OTHER LESSEE AND LESSOR RIGHTS AND OBLIGATIONS.

        3.01.  Maintenance, Repair, Etc.

               (a)    General.

                      (i) Lessee shall not permit any waste of the Property and
               shall, at its sole cost and expense, maintain, service and repair the Property as necessary to (A) maintain the Property in all material respects, and subject to Subparagraph 3.01(c), in the condition in which delivered and accepted by Lessee (except for ordinary wear and tear), in good working order, mechanical condition and repair and consistent with prudent industry practice and Lessee's practice regarding other similar equipment;
               (B) comply in all material respects with all applicable Governmental Rules and Insurance Requirements; and (C) maintain in full force and effect in all material respects all Suppliers' and manufacturers' warranties and guaranties for the respective term thereof.

                      (ii) Lessee shall maintain the Property subject to each
               Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Property purchased during such Installation Period) at the Property Site identified in such Lease Supplement (or the Advance Request for such Property) at all times during such Installation Period and the Lease Supplement Term for such Lease Supplement; provided, however, that Lessee may relocate such Property to any of the other Property Sites if Lessee has given Lessor Agent written notice of such relocation not less than thirty (30) days prior to such relocation and Lessee has executed and filed such Uniform Commercial Code financing statements and fixture filings and obtained such landlord waivers as Lessor Agent may reasonably request to protect the security interests granted in favor of the Lessor Parties in such Property.

                      (iii) If any parts of the Property become worn out or
               otherwise permanently rendered unfit for use, then Lessee, at its own expense and within a reasonable time, shall replace such parts with replacement parts which are free and clear of all Liens (other than Permitted Property Liens) and have a value, utility and useful life at least equal to the parts replaced; provided, however, if any item of Equipment is required to be replaced by this clause (iii), the replacement of such Equipment shall comply with the requirements of Subparagraph 3.01(b). All parts which are added to the Property which are essential to the operation of such Property or required to comply with applicable Governmental Rules and Insurance Requirements or which cannot be detached from the Property without materially interfering with the operation of the Property or the value, utility or useful life such Property would have had without the addition thereof, shall immediately become Replacement Property and shall be deemed included in the Lease Supplement to which the Property they are added is included and subject to the terms of such Lease Supplement as if originally leased thereunder.

               (b) Replacements. If no Event of Default has occurred and is continuing, Lessee may, at its sole cost and expense, replace any portion of the Property subject to any Lease Supplement (the "Replaced Property") with other property subject to such Lease Supplement ("Replacement Property"), provided that:

                      (i) The Replacement Property is comparable to the Replaced
               Property in function and utility, has a value and useful life equal to or greater than the Replaced Property and is covered by warranties and guarantees comparable to those for the Replaced Property, to the extent reasonably available, and the replacement of the Replaced Property with the Replacement Property does not adversely affect the utility, value or useful life of or warranties and guarantees for the other Property in any material respect; provided, however, that the Replacement Property may be different in functionality or utility from the Replaced Property if Lessee delivers an Appraisal to Lessor Agent evidencing that such Replacement Property has a Fair Market Value on the date such Replacement Property is transferred to Lessors which is not less than the Fair Market Value of the Replaced Property on such date and the Expiration Date Appraised Values of such Replacement Property are not less than the Expiration Date Appraised Values of the Replaced Property;

                      (ii) Except for any Property which is being replaced in
               accordance with clause (iii) of Subparagraph 3.01(a) or Subparagraph 3.04(b), the aggregate amount of all Replaced Property shall not exceed twenty-five percent (25%) of all Property subject to the Lease Supplements, calculated on the basis of the lesser of the Purchase Date Appraised Values and the Acquisition Prices of the Property; and

                      (iii) Lessee delivers to Lessor Agent each of the
               following with respect to the Replacement Property, each in form and substance satisfactory to Lessor Agent:

                             (A) An addendum to such Lease Supplement setting
                      forth a detailed description of the Replacement Property (comparable to the description of the Replaced Property) to be included in such Lease Supplement;

                             (B) A full warranty bill of sale transferring all
                      right, title and interest in the Replacement Property to Lessors, duly executed by Lessee, and such other documents, instruments and agreements as Lessor Agent shall reasonably request to evidence such transfer on the terms set forth in the Operative Documents;

                             (C) Acquisition Agreement Acceptance
                      Certificates for the Replacement Property, duly executed by Lessee;

                             (D) Certificates of insurance evidencing that the
                      Replacement Property is covered by the insurance Lessee is required to maintain pursuant to Paragraph 3.03 of the Lease Agreement;

                             (E) Such Uniform Commercial Code amendments as
                      Lessor Agent may reasonably request to perfect the security interests of Lessors in the Replacement Property, duly executed by Lessee, and evidence that such amendments have been duly filed in all appropriate jurisdictions;

                             (F) Such Uniform Commercial Code amendments as
                      Agent may reasonably request to perfect its security interest in the Replacement Property, duly executed by Lessors, and evidence that such amendments have been duly filed in all appropriate jurisdictions;

                             (G) Such evidence as Lessor Agent or Agent may
                      reasonably request (including Uniform Commercial Code releases, termination statements and search certificates) to establish that the security interests of the Lessor Parties in the Replacement Property are perfected and prior to the interests of all other Persons (except for Permitted Property Liens); and

                             (H) Such other evidence as Lessor Agent may
                      reasonably request to establish that the Replacement Property complies with the terms and conditions of the Operative Documents, including the representations and warranties concerning the Property set forth in Subparagraph 4.01(u) of the Participation Agreement.

               Upon the receipt by Lessor Agent of each of the foregoing in connection with any Replaced Property and Replacement Property, Lessors shall execute and deliver to Lessee such Uniform Commercial Code releases and other documents, instruments and agreements as Lessee may reasonably request to release their Liens in the Replaced Property and to transfer their right, title and interest in the Replaced Property to Lessee.

               (c) Modifications. Lessee, at its sole cost and expense, may from time to time make alterations, renovations, improvements and additions to the Property subject to any Lease Supplement (and substitutions and replacements therefor (collectively, "Modifications"); provided that:

                      (i) No Modification impairs the value, utility or useful
               life of the Property or any part thereof from that which existed immediately prior to such Modification;

                      (ii) All Modifications are made with reasonable
               promptness and, in all cases unless Lessee currently is exercising either the Term Purchase Option or the Expiration Date Purchase Option with respect to such Lease Supplement, completed not later than one (1) month prior to the Scheduled Expiration Date for such Lease Supplement;

                      (iii) All Modifications are made in a good and workmanlike manner and in compliance in all material respects with all applicable Governmental Rules and Insurance Requirements;

                      (iv) Subject to Paragraph 3.10 relating to permitted
               contests, Lessee pays all costs and expenses and discharges (or causes to be insured or bonded over) any Liens arising in connection with any Modification not later than the earlier of
               (A) sixty (60) days after Lessee receives notice of the filing of same and (B) unless Lessee currently is exercising either the Term Purchase Option or the Expiration Date Purchase Option with respect to such Lease Supplement, one (1) month prior to the Scheduled Expiration Date for such Lease Supplement;

                      (v) At least one (1) month prior to the commencement of
               (A) any Modifications to the Property subject to such Lease Supplement which are anticipated to cost $2,500,000 or more in the aggregate, or (B) any Modifications which cause the total of all Modifications undertaken to the Property subject to such Lease Supplement during the previous twelve-month period to exceed an aggregate cost of $5,000,000 Lessee shall deliver to Lessor Agent, with sufficient copies for Agent and each Participant, a brief written description of such Modifications; and

                      (vi) All Modifications otherwise comply with this
               Agreement and the other Operative Documents.

        3.02. Risk of Loss. Lessee assumes all risks of loss arising from any Casualty or Condemnation which arises or occurs prior to the Expiration Date for any Lease Supplement or while Lessee is in possession of the Property and all liability for all personal injuries and deaths and damages to property suffered by any Person or property in connection with the Property which arises or occurs prior to such Expiration Date or while Lessee is in possession of the Property, except in each case to the extent any such loss or liability is caused by the gross negligence or willful misconduct of a Lessor Party. Lessee hereby waives any and all applicable existing or future Governmental Rules permitting the termination of this Agreement as a result of any Casualty or Condemnation, and Lessors and Lessor Agent shall in no event be answerable or accountable for any risk of loss of or decrease in the enjoyment and beneficial use of the Property as a result of any such event.

        3.03.  Insurance.

               (a) Coverage. Lessee, at its sole cost and expense, shall carry and maintain the following insurance coverage:

                      (i) At all times during each Lease Supplement Term,
               commercial liability insurance covering claims for injuries or death sustained by persons or damage to property caused by the Property subject to such Lease Supplement, and workers' compensation insurance;

                      (ii) At all times during each Lease Supplement Term,
               property insurance covering loss or damage by fire, flood, earthquake and other risks to the Property subject to such Lease Supplement in an amount not less than the then current Outstanding Lease Amount of such Lease Supplement, except with respect to flood and earthquake insurance which shall be subject to Lessee's customary blanket policies; and

                      (iii) At all times during each Lease Supplement Term as
               appropriate, such other insurance of the types customarily carried by a reasonably prudent Person owning or operating properties similar to the Property subject to such Lease Supplement in the same geographic area as such Property.

               (b) Carriers. Any insurance carried and maintained by Lessee pursuant to this Paragraph 3.03 shall be underwritten by an insurance company which (i) has, at the time such insurance is placed and at the time of each renewal thereof, a general policyholder rating of "A" and a financial rating of at least 10 from A.M. Best and Company or any successor thereto (or if there is none, an organization having a similar national reputation) or (ii) is otherwise approved by Required Participants.

               (c) Terms. Each insurance policy maintained by Lessee pursuant to this Paragraph 3.03 shall provide as follows, whether through endorsements or otherwise:

                      (i) The Lessor Parties shall be named as additional
               insureds, in the case of each policy of liability and property insurance, and Lessor Agent shall be named as additional loss payee, in the case of each policy of property insurance.

                      (ii) In respect of the interests of the Lessor Parties in
               the policy, the insurance shall not be invalidated by any action or by inaction of Lessee or by any Person having temporary possession of the Property while under contract with Lessee to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of the Lessor Parties regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by Lessee, any Lessor Party or any other additional insured (other than by such additional insured, as to such additional insured); provided, however, that the foregoing shall not be deemed to (A) cause such insurance policies to cover matters otherwise excluded from coverage by the terms of such policies or (B) require any insurance to remain in force notwithstanding non-payment of premiums except as provided in clause (iii) below.

                      (iii) If the insurance policy is cancelled for any reason
               whatsoever, or substantial change is made in the coverage that affects the interests of the Lessor Parties, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to the Lessor

               Parties for ten (10) days after delivery to Lessor Agent of written notice from the insurers in the case of any cancellation for non-payment of premiums and for thirty (30) days after delivery to Lessor Agent of written notice from the insurers in the case of any other cancellation, change or lapse.

                      (iv) No Lessor Party shall have any obligation or
               liability for premiums, commissions, assessments, or calls in connection with the insurance.

                      (v) The insurer shall waive any rights of set-off or
               counterclaim or any other deduction, whether by attachment or otherwise, that it may have against any Lessor Party.

                      (vi) The insurance shall be primary without right of
               contribution from any other insurance that may be carried by any Lessor Party with respect to its interest in the Property.

                      (vii) The insurer shall waive any right of subrogation
               against any Lessor Party.

                      (viii) All provisions of the insurance, except the limits
               of liability, shall operate in the same manner as if there were a separate policy covering each insured party.

                      (ix) The insurance shall not be invalidated should Lessee
               or any Lessor Party waive, in writing, prior to a loss, any or all rights of recovery against any Person for losses covered by such policy, nor shall the insurance in favor of any Lessor Party or Lessee, as the case may be, or their respective rights under and interests in said policies be invalidated or reduced by any act or omission or negligence of any Lessee Party or Lessor Party, as the case may be, or any other Person having any interest in the Property.

                      (x) All insurance proceeds with a value of less than the
               higher of (1) $10,000,000 and (2) ten percent (10%) of the outstanding Total Commitment in respect of any loss or occurrence with respect to the Property shall be paid to and adjusted solely by Lessee and all other insurance proceeds shall be paid to Lessor Agent and adjusted jointly by Lessor Agent and Lessee, except that, from and after the date on which the insurer receives written notice from Lessor Agent that an Event of Default has occurred and is continuing (and unless and until such insurer receives written notice from Lessor Agent that all Events of Default have been cured), all losses shall be adjusted solely by, and all insurance proceeds shall be paid solely to, Lessor Agent.

                      (xi) Each policy shall contain a standard form mortgagee
               endorsement in favor of Lessor Agent.

               (d) Evidence of Insurance. Lessee, at its sole cost and expense, shall furnish to Lessor Agent from time to time upon the request of Lessor Agent such certificates or other documents as Lessor Agent may reasonably request to evidence Lessee's compliance with the insurance requirements set forth in this Paragraph 3.03.

               (e) Release of Lessor Parties. Lessee hereby waives, releases and discharges each Lessor Party and its directors, officers, employees, agents and advisors from all claims whatsoever arising out of any loss, claim, expense or damage to or destruction covered or coverable by insurance required under this Paragraph 3.03 except to the extent any such loss, claim, expense or damage is caused by the gross negligence or willful misconduct of such Person, notwithstanding that such loss, claim, expense or damage may have been caused by any such Person, and, as among Lessee and such Persons, Lessee agrees to look to the insurance coverage only in the event of such loss.

        3.04.  Casualty and Condemnation.

               (a) Notice. Lessee shall give Agent prompt written notice of the occurrence of any Casualty affecting, or the institution of any proceedings for the Condemnation of, the Property or any portion thereof.

               (b) Repair, Replacement or Purchase Option. After the occurrence of any Casualty or Condemnation affecting the Property subject to any Lease Supplement or any portion thereof, Lessee shall promptly (i) repair and restore the affected Property as required by Subparagraph 3.04(c), (ii) replace the affected Property pursuant to Subparagraph 3.01(b), (iii) exercise the Partial Purchase Option and purchase the affected Property pursuant to the Purchase Agreement or (iv) exercise the Term Purchase Option and purchase all of the Property pursuant to the Purchase Agreement. Not later than one (1) month after the occurrence of any Casualty or Condemnation, Lessee shall deliver to Agent a written notice indicating which of the foregoing options Lessee has exercised. If Lessee elects to purchase the affected Property pursuant to the Partial Purchase Option or all of the Property pursuant to the Term Purchase Option, such purchase shall be completed within ninety (90) days after the occurrence of any Casualty or Condemnation.

               (c) Repair and Restoration. If Lessee elects to repair and restore the Property subject to any Lease Supplement following any Casualty or Condemnation, Lessee shall diligently proceed to repair and restore such Property to the condition in which it existed immediately prior to such Casualty or Condemnation and shall complete all such repairs and restoration as soon as reasonably practicable, but in any event, unless Lessee currently is exercising either the Term Purchase Option or the Expiration Date Purchase Option with respect to such Lease Supplement, not later than one (1) month prior to the Scheduled Expiration Date for such Lease Supplement. Lessee shall use its own funds to make such repairs and restoration, except to the extent any Casualty and Condemnation Proceeds are available and are released to Lessee for such purpose pursuant to Subparagraph 3.04(f). Lessee's exercise of the repair and restoration option shall, if Required Participants direct, be subject to the delivery to Lessor Agent the following, each in form and substance acceptable to Lessor Agent:

                      (i) Evidence that such Property can, in Lessor Agent's
               reasonable judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the Casualty or partial Condemnation causing the loss or damage within the time required by Subparagraph 3.04(b);

                      (ii) Evidence that all necessary governmental approvals,
               if any, can be timely obtained to allow the repair and restoration;

                      (iii) Copies of all contracts for the work;

                      (iv) A cost breakdown for the work;

                      (v) Evidence that, upon completion of the work, the value, utility and useful life of such Property will be at least as great as it was before the Casualty or Condemnation occurred; and

                      (vi) Evidence of satisfaction of any additional conditions that Lessor Agent may reasonably establish to protect the rights of the Lessor Parties under this Agreement and the other Operative Documents.

               (d) Prosecution of Claims for Casualty and Condemnation Proceeds. Lessee shall, at its sole cost and expense, proceed promptly and diligently to prosecute in good faith the settlement or compromise of any and all claims for Casualty and Condemnation Proceeds; provided, however, that any settlement or compromise of any such claim shall, except as otherwise provided in clause (x) of Subparagraph 3.03(c), be subject to the written consent of Required Participants, which consents shall not be unreasonably withheld, delayed or conditioned. Lessor Agent may participate in any proceedings relating to such claims, and, after the occurrence and during the continuance of any Event of Default, Lessor Agent is hereby authorized, in its own name or in Lessee's name, to adjust any loss covered by insurance or any Casualty or Condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Lessee shall from time to time deliver to Lessor Agent any and all further assignments and other instruments required to permit such participation.

               (e) Assignment of Casualty and Condemnation Proceeds. Subject to clause (x) of Subparagraph 3.03(c), Lessee hereby absolutely and irrevocably assigns to Lessors all Casualty and Condemnation Proceeds and all claims relating thereto. Except as otherwise provided in clause
        (x) of Subparagraph 3.03(c), Lessee agrees that all Casualty and Condemnation Proceeds are to be paid to Lessor Agent and Lessee hereby authorizes and directs any insurer, Governmental Authority or other Person responsible for paying any Casualty and Condemnation Proceeds to make payment thereof directly to Lessor Agent alone, and not to Lessor Agent and Lessee jointly. If Lessee receives any Casualty and Condemnation Proceeds payable to Lessor Agent hereunder, Lessee shall promptly pay over such Casualty and Condemnation Proceeds to Lessor Agent. Lessee hereby covenants that until such Casualty and Condemnation Proceeds are so paid over to

        Lessor Agent, Lessee shall hold such Casualty and Condemnation Proceeds in trust for the benefit of the Lessor Parties and shall not commingle such Casualty and Condemnation Proceeds with any other funds or assets of Lessee or any other Person. Except as otherwise provided in clause
        (x) of Subparagraph 3.03(c), Lessor Agent may commence, appear in, defend or prosecute any assigned right, claim or action, and may adjust, compromise, settle and collect all rights, claims and actions assigned to Lessors, but shall not be responsible for any failure to collect any such right, claim or action, regardless of the cause of the failure unless such failure arises from the gross negligence or willful misconduct of Lessor Agent.

               (f) Use of Casualty and Condemnation Proceeds.

                      (i) If (A) no Event of Default has occurred and is
               continuing, (B) Lessee exercises the repair and restoration option pursuant to Subparagraphs 3.04(b) and 3.04(c) or the replacement option pursuant to Subparagraphs 3.04(b) and 3.01(b) and (C) Lessee complies with any conditions imposed pursuant to Subparagraph 3.04(c) or Subparagraph 3.01(b), as the case may be, then Lessor Agent shall release any Casualty and Condemnation Proceeds received with respect to the Property subject to any Lease Supplement to Lessee for repair or restoration of such Property or purchase of Replacement Property, as the case may be. Any surplus Casualty and Condemnation Proceeds remaining after the completion of such restoration or the payment of the Acquisition Price for the Replacement Property, as the case may be, shall be retained by Lessee.

                      (ii) If (A) an Event of Default has occurred and is
               continuing, (B) Lessee fails to or is unable to comply with any conditions imposed pursuant to Subparagraph 3.04(c) or Subparagraph 3.01(b), as the case may be, with respect to the Property subject to any Lease Supplement, or (C) Lessee elects to exercise the Term Purchase Option and purchase all of the Property pursuant to the Purchase Agreement; then, at the absolute discretion of the Required Participants, regardless of any impairment of security or lack of impairment of security, but subject to applicable Governmental Rules governing use of Casualty and Condemnation Proceeds, if any, Lessor Agent may (1) apply all or any of the Casualty and Condemnation Proceeds it receives with respect to the Property subject to such Lease Supplement to the expenses of Lessor Parties in obtaining such proceeds; (2) apply the balance to the payment of Rent and/or the reduction of the Outstanding Lease Amount under such Lease Supplement, notwithstanding that such amounts are not then due and payable or that such amounts are otherwise adequately secured and/or (3) release all or any part of such proceeds to Lessee upon any restoration conditions Lessor Agent may reasonably elect.

                      (iii) Lessor Agent shall apply any Casualty and
               Condemnation Proceeds which are to be used to reduce the Outstanding Lease Amount of any Lease Supplement only on the last day of a Rental Period for such Lease Supplement unless an Event of Default has occurred and is continuing.

                      (iv) Application of all or any portion of the Casualty and
               Condemnation Proceeds, or the release thereof to Lessee, shall not cure or waive any Event of Default or notice of default or invalidate any acts done pursuant to such notice.

        3.05. Taxes. Subject to Paragraph 3.10 relating to permitted contests, Lessee shall promptly pay when due all Indemnified Taxes imposed on or payable by Lessee or any Lessor Party in connection with the Property, this Agreement or any of the other Operative Documents, or any of the transactions contemplated hereby or thereby. As promptly as possible after any Indemnified Taxes are payable by Lessee, Lessee shall send to Lessor Agent for the account of the applicable Lessor Party a certified copy of an original official receipt received by Lessee showing payment thereof. If Lessee fails to pay any such Indemnified Taxes when due to the appropriate taxing authority or fails to remit to Lessor Agent the required receipts or other required documentary evidence, Lessee shall indemnify the Lessor Parties for any incremental taxes, interest or penalties that may become payable by the Lessor Parties as a result of any such failure. The obligations of Lessee under this Paragraph 3.05 shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

        3.06. Severability. Lessee shall not attach the Property to any Property Site or to any real property in a manner that would cause the Property to constitute real property or so as to give any Person having an interest in any Property Site or such real property any right, title or interest in the Property.

        3.07. Liens, Etc.

               (a) Lessee's Covenants. Subject to Paragraph 3.10 relating to permitted contests, Lessee shall not create, incur, assume or permit to exist any Lien on or with respect to any of the Property of any character, whether now owned or hereafter acquired, except for the following ("Permitted Property Liens"):

                      (i) Liens in favor of a Lessor Party securing the Lessee
               Obligations and other Lessor Liens;

                      (ii) Liens for current taxes, assessments or other
               Governmental Charges which are not delinquent or remain payable without any penalty;

                      (iii) Liens of mechanics, materialmen, carriers,
               warehousemen and other similar Liens imposed by law incurred in the ordinary and normal course of business with respect to obligations which are not past due; and

                      (iv) Prior to the Commitment Termination Date only, Liens
               in favor of a Supplier of any item of Equipment, provided that such Lien secures only the Unpaid Acquisition Price for such item of Equipment and extends only to such item of Equipment.

        Subject to Paragraph 3.10 relating to permitted contests, Lessee shall promptly (A) pay all Indebtedness of Lessee and other obligations prior to the time the non-payment thereof would give rise to a Lien on the Property and (B) discharge, at its sole cost and expense, any Lien on the Property which is not a Permitted Property Lien.

               (b) No Consents. Nothing contained in this Agreement shall be construed as constituting the consent or request of any Lessor Party, express or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NO LESSOR PARTY IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF ANY LESSOR PARTY IN AND TO THE PROPERTY.

        3.08. Subletting. Lessee may, in the ordinary course of business, sublease the Property subject to any Lease Supplement or any portion thereof to any Person, provided, that (a) Lessee remains directly and primarily liable for performing its obligations under this Agreement and all other Lessee Obligations; (b) each sublease is subject to and subordinated to this Agreement;
(c) each sublease has a term which expires on or prior to the Scheduled Expiration Date for such Lease Supplement (or, if longer, includes a provision that the sublease terminates on the Expiration Date for such Lease Supplement if such Expiration Date occurs prior to the Scheduled Expiration Date for such Lease Supplement unless Lessee purchases such Property on such Expiration Date pursuant to the Purchase Agreement); (d) Lessee and each sublessee take all actions reasonably requested by Lessor Agent and Agent to assure the continuing perfection and priority of their respective Liens in such Property; (e) no sublessee uses such Property in a manner substantially different from Lessee's use of such Property prior to such sublease without the prior written consent of Lessor Agent, which consents shall not be unreasonably withheld; and (f) no sublease has a Material Adverse Effect. Any sublease which does not satisfy each of the requirements of the immediately preceding sentence shall be null and void as to the Lessor Parties and their successor and assigns. Except for such permitted subleases, Lessee shall not assign any of its rights or interests under this Agreement to any other Person without the prior written consent of the Required Participants.

        3.09. Compliance with Governmental Rules and Insurance Requirements. Lessee, at its sole cost and expense, shall, (a) comply, and cause its agents, sublessees, assignees, employees, invitees, licensees, contractors and tenants, and the Property to comply, in all material respects, with all Governmental Rules and Insurance Requirements relating to the Property (including the use, operation, maintenance, repair and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes therein or interfere with the use and enjoyment of the Property), and (b) procure, maintain and comply with in all material respects all licenses, permits, orders, approvals, consents and other authorizations required for the use, operation, maintenance, repair and restoration of the Property.

        3.10. Permitted Contests. Lessee, at its sole cost and expense, may contest any alleged Lien on any of the Property, any alleged application of any Governmental Rule or any alleged

Governmental Charge, Indebtedness or other obligation which is payable by or on behalf of Lessee to Persons other than the Lessor Parties or which, if unpaid, would give rise to a Lien on any of the Property, provided that (a) each such contest is diligently pursued in good faith by appropriate proceedings; (b) the commencement and continuation of such proceedings suspends the enforcement of such Lien or Governmental Rule or the collection of such Governmental Charge, Indebtedness or obligation; (c) Lessee has established adequate reserves for the discharge of such Lien, compliance with such Governmental Rule or payment of such Governmental Charge, Indebtedness or obligation in accordance with GAAP;
(d) the failure to discharge such Lien, comply with such Governmental Rule or pay such Governmental Charge, Indebtedness or obligation prior to the conclusion of such contest is not reasonably likely to result in any criminal liability or civil liability for any Lessor Party; (e) the failure to discharge such Lien, comply with such Governmental Rule or pay such Governmental Charge, Indebtedness or obligation is not otherwise reasonably likely to have a Material Adverse Effect; and (f) unless Lessee currently is exercising either the Term Purchase Option or the Expiration Date Purchase Option with respect to the Property subject to any Lease Supplement, any such contest is completed and such Lien is discharged (either pursuant to such proceedings or otherwise) or the application of such Governmental Rule or such Governmental Charge, Indebtedness or obligation is declared invalid, paid or otherwise satisfied not later than one
(1) month prior to the Scheduled Expiration Date for such Lease Supplement.

        3.11. Lessor Obligations; Right to Perform Lessee Obligations. No Lessor Party shall have any obligation to (a) maintain, repair or make any improvements to the Property, (b) maintain any insurance on the Property, (c) perform any other obligation of Lessee under this Agreement or any other Lessee Obligation,
(d) make any expenditure on account of the Property (except to make Advances as required by the Participation Agreement) or (e) take any other action in connection with the Property, this Agreement or any other Operative Document, except as expressly provided herein or in another Operative Document; provided however, that Lessor Agent may, in its sole discretion and without any obligation to do so, perform any Lessee Obligation not performed by Lessee when required after giving Lessee prior written notice of Lessor Agent's intention to perform such Lessee Obligation. Lessor Agent may enter any Property Site or exercise any other right of Lessee under this Agreement or any other Operative Document to the extent Lessor Agent determines in good faith that such entry or exercise is reasonably necessary for Lessor Agent to perform any such Lessee Obligation not performed by Lessee when required. Lessee shall reimburse Lessor Agent and the other Lessor Parties, within five (5) Business Days after demand, for all fees, costs and expenses incurred by them in performing any such obligation or curing any Default.

        3.12. Inspection Rights. During the Lease Supplement Term of any Lease Supplement, Lessee shall permit any Person designated by Lessor Agent, upon reasonable notice and during normal business hours, to visit any Property Site and inspect any of the Property subject to such Lease Supplement in accordance with Subparagraph 5.01(j) of the Participation Agreement.


SECTION 4.     EXPIRATION DATE.

        4.01. Termination by Lessee Prior to Scheduled Expiration Date. Subject to the terms and conditions of the Purchase Agreement, Lessee may, at any time prior to the earliest Scheduled Expiration Date for any outstanding Lease Supplement, terminate this Agreement and purchase all of the Property subject to the Lease Supplements pursuant to Paragraph 2.01 of the Purchase Agreement. Lessee shall notify Agent of Lessee's election so to terminate this Agreement and purchase the Property by delivering to Agent a Notice of Term Purchase Option Exercise pursuant to and in accordance with the provisions of Paragraph
2.01 of the Purchase Agreement.

        4.02.  Surrender of Property.

               (a) Unless Lessee or any Assignee Purchaser purchases the Property subject to any Lease Supplement on or before the Expiration Date for such Lease Supplement pursuant to the Purchase Agreement, Lessee shall, on such Expiration Date, deliver the Property to Lessor Agent (or any Designated Purchaser of such Property under the Purchase Agreement) as required by Subparagraph 4.02(b), subject to compliance by Lessee on or prior to such date of its obligations under this Agreement and the other Operative Documents (including the completion of all Modifications, the completion of all permitted contests and the removal of all Liens which are not Permitted Property Liens of the types described in clause (i) or (ii) of Subparagraph 3.07(a)).

               (b) In connection with the delivery of any Property required to be made to Lessor Agent (or any Designated Purchaser of such Property under the Purchase Agreement), Lessee shall, at its sole cost and expense:

                      (i) Properly remove all markings installed on such
               Property by Lessee which are not necessary for the operation, maintenance or repair of the Property;

                      (ii) Ensure that such Property complies with all
               applicable Environmental Laws and other Governmental Rules;

                      (iii) Return such Property in the condition required by Subparagraph 3.01(a);

                      (iv) Obtain and pay for a policy of transit insurance for
               the period that such Property is being delivered in an amount equal to the replacement value of such Property and with Lessor Agent named as the loss payee on all such policies of insurance;

                      (v) At least ninety (90) days prior to the Scheduled
               Expiration Date of the Lease Supplement to which such Property is subject, cause a Supplier's representative or qualified maintenance provider reasonably acceptable to Lessor Agent to perform a comprehensive test of such Property, and if during such inspection, examination and test, the authorized inspector finds such Property not operating within the Supplier's specifications, then Lessee shall repair or replace such defective Property in accordance with this Agreement and, after corrective measures are completed, Lessee will provide for a follow-up inspection of such Property by the authorized inspector;

                      (vi) Provide a comprehensive report which certifies that
               the Property has been properly inspected, examined and tested and is operating within the Supplier's specifications;

                      (vii) Provide or cause the Supplier or maintenance
               provider to provide to Lessor Agent (or any Designated Purchaser of such Property under the Purchase Agreement) one set of service manuals and operating manuals and detailing maintenance records and other technical data concerning the set-up and operation of such Property, each with all replacements or additions thereto, such that all such documentation is, to Lessee's knowledge, completely up-to-date;

                      (viii) Provide for such Property to be completely
               de-installed and severed from the Property Site or any other real property to which attached by a Supplier's representative or maintenance provider reasonably acceptable to Lessor Agent in accordance with the Supplier's recommendations and repair any and all damage caused to such Property by such severance;

                      (ix) Assemble such Property and, if requested by Lessor
               Agent, surrender such Property to Lessor Agent (or any Designated Purchaser) at any Property Site; provided that, if Lessor Agent or any Designated Purchaser requests that such Property be surrendered at any Property Site, such Property shall be removed by Lessor Agent or such Designated Purchaser from such Property Site within thirty (30) days after the Expiration Date of the Lease Supplement to which such Property is subject and Lessee shall have no further obligations hereunder with respect to such Property after it has been removed from such Property Site;

                      (x) Pack such Property properly for shipment and arrange
               for the shipment thereof to any location within the continental United States specified by Lessor Agent (or any Designated Purchaser) in a manner consistent with the Supplier's recommendations; and

                      (xi) If requested by Lessor Agent (or any Designated
               Purchaser), such delivery shall include the assignment by Lessee to Lessor Agent (or any Designated Purchaser) of any Related Agreements and, to the extent permitted by Governmental Rule, any Related Permits by necessary for the use, operation or maintenance of such Property.

        4.03. Holding Over. If Lessee does not purchase the Property subject to any Lease Supplement on the Expiration Date for such Lease Supplement pursuant to the Purchase Agreement and fails to surrender any portion of such Property after such Expiration Date as required by Paragraph 4.02, the Rental Rate shall no longer apply and Lessee shall pay rent for each day it so fails to surrender such Property, payable upon demand of Lessor Agent, at a per annum rate equal to the Alternate Rental Rate plus two percent (2.0%) and shall pay and perform all of its other Lessee Obligations under this Agreement and the other Operative Documents in the same manner as though the Term had not ended; provided, however, that this Paragraph 4.03 shall not be interpreted to permit such holding over or to limit any right or remedy of the Lessor Parties for such holding over.


SECTION 5. DEFAULT.

        5.01. Events of Default. The occurrence or existence of any one or more of the following shall constitute an "Event of Default" hereunder:

               (a) Payments. Lessee shall fail to pay (i) when due any amount payable on the Expiration Date of any Lease Supplement, or (ii) within five (5) Business Days after the same becomes due, any installment of Base Rent payable under any Lease Supplement (other than Base Rent payable on the Expiration Date of such Lease Supplement) or any other amount payable by Lessee under any of the Operative Documents.

               (b) Representations and Warranties. Any representation or warranty by Lessee made herein or which is contained in any certificate, document or financial or other statement by Lessee or any Responsible Officer of Lessee, furnished at any time under or in connection with this Agreement or any other Operative Document, is false, incorrect or inaccurate in any material respect, on or as of the date made; provided, however, that such misrepresentation or breach of warranty shall not constitute an Event of Default if it is capable of being remedied and Lessee remedies such misrepresentation or breach of warranty within thirty (30) days after the earlier of (i) Lessee's written acknowledgment of such misrepresentation or breach of warranty or (ii) any written notice by Lessor Agent or Agent to Lessee of such misrepresentation or breach of warranty.

               (c) Failure by Lessee to Perform Certain Covenants. Lessee shall fail to perform or observe any term, covenant or agreement contained in Subparagraph 3.07(a) or Paragraph 3.03 or 4.02 hereof or Paragraph 5.02 or 5.03 of the Participation Agreement.

               (d) Failure by Lessee to Perform Other Covenants. Lessee shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Operative Document on its part to be performed or observed and any such failure shall remain unremedied for a period of thirty (30) days after the earlier of (i) Lessee's written acknowledgment of such failure or (ii) any written notice by Lessor Agent or Agent to Lessee of such failure; provided, however, that, except with respect to any failure to perform or observe the covenants or agreements contained in Subparagraph 3.01(a) or 3.01(c) or Paragraph 3.04 or 3.08 hereof, such failure shall not constitute an Event of Default if it is capable of being remedied and Lessee diligently proceeds to remedy such failure and completes such remediation within 180 days after such written acknowledgment or notice.

               (e) Insolvency; Voluntary Proceedings. Lessee or any of its Significant Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature,
        (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing.

               (f) Involuntary Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Lessee or any of its Significant Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Lessee or any of its Significant Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

               (g) Cross-Default. (i) Lessee or any of its Significant Subsidiaries shall fail to make any payment on account of any Indebtedness of such Person (other than the Lessee Obligations) when due (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise) and such failure shall continue beyond any period of grace provided with respect thereto, if the aggregate amount of such Indebtedness exceeds $10,000,000 or the effect of such failure is to cause, or permit the holder or holders thereof to cause, Indebtedness of Lessee or any of its Significant Subsidiaries (other than the Lessee Obligations) in an aggregate amount exceeding $10,000,000 to become due (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise) or (ii) Lessee or any of its Significant Subsidiaries shall otherwise fail to observe or perform any agreement, term or condition contained in any agreement or instrument relating to any Indebtedness of such Person (other than the Lessee Obligations and Indebtedness arising under the Amended and Restated Credit Agreement, dated as of September 28, 1998, as amended, among Lessee and LSI Logic Japan Semiconductor, Inc., as borrowers, certain financial institutions parties thereto, as lenders, and ABN AMRO Bank, N.V., as agent for such lenders, and the Master Lease Agreement, dated June 16, 1995, as amended, among LSI Logic Japan Semiconductor, Inc., as lessee, and certain financial institutions parties thereto, as lessors, including IBJ Leasing Co., Ltd., as lead lessor), or any other event shall occur or condition shall exist, and such failure, event or condition shall continue beyond any period of grace provided with respect thereto, if the effect of such failure, event or condition is to cause, or permit the holder or holders thereof to cause, Indebtedness of Lessee or any of its Significant Subsidiaries (other than the Lessee Obligations) in an aggregate amount exceeding $10,000,000 to become due (and/or to be secured by cash collateral).

               (h) Judgments. (i) A final nonappealable judgment or order for the payment of money against Lessee or any of its Significant Subsidiaries in an amount of $25,000,000 or more in excess of amounts covered by third-party insurance shall remain unpaid for ninety (90) days following the due date for such payment; or (ii) any non-monetary judgment or order shall be rendered against Lessee or any of its Significant Subsidiaries which has or would reasonably be expected to have a Material Adverse Effect.

               (i) Process Issued. A warrant of attachment, execution, distraint, or similar process against any substantial part of the assets of Lessee or any of its Significant Subsidiaries is issued which remains undismissed or undischarged for a period of thirty (30) days, if as a result thereof there is reasonably expected to occur a Material Adverse Effect.

               (j) Seizure. All or a material part of the undertaking, assets, rights or revenues of Lessee or any of its Significant Subsidiaries are seized, nationalized, expropriated or compulsorily acquired by or under the authority of any Governmental Authority.

               (k) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan which has resulted or could reasonably be expected to result in liability of Lessee under Title IV of ERISA to the Pension Plan or PBGC in an aggregate amount in excess of $10,000,000; (ii) the commencement or increase of contributions to, or the adoption of or the amendment of a Pension Plan by Lessee which has resulted or could reasonably be expected to result in an increase in Unfunded Pension Liability among all Pension Plans in an aggregate amount in excess of $10,000,000; or (iii) any of the representations and warranties contained in Subparagraph 4.01(k) of the Participation Agreement shall cease to be true and correct which, individually or in combination, has resulted or could reasonably be expected to result in a Material Adverse Effect.

               (l) Operative Documents. Any Operative Document or any material term thereof shall cease to be, or be asserted by Lessee or any of its Significant Subsidiaries not to be, a legal, valid and binding obligation of Lessee or such Significant Subsidiary enforceable in accordance with its terms.

               (m) Dissolution. Etc. Lessee or any of its Significant Subsidiaries shall (i) liquidate, wind up or dissolve (or suffer any liquidation, wind-up or dissolution), except to the extent expressly permitted by clause (i) of Subparagraph 5.02(c) of the Participation Agreement, (ii) suspend its operations other than in the ordinary course of business, or (iii) take any corporate action to authorize any of the actions or events set forth above in this Subparagraph 5.01(m).

               (n) Change of Control. Any Change of Control shall occur.

               (o) Material Adverse Effect. Any event(s) or condition(s) which is (are) reasonably likely to have a Material Adverse Effect shall occur or exist.

               (p) Repurchase of Subordinated Debt. Any event shall occur permitting the holders of any Subordinated Debt to require the repurchase of such Subordinated Debt prior to its stated maturity, which shall not include restricted payments made pursuant to Subparagraph 5.03(e) of the Participation Agreement.

        5.02. General Remedies. In all cases, upon the occurrence or existence of any Event of Default and at any time thereafter unless such Event of Default is waived, Lessor Agent may, with the consent of the Required Participants, or shall, upon instructions from the Required Participants, exercise any one or more of the following rights and remedies (except that the remedy set forth in the first sentence of Subparagraph 5.02(a) shall be automatic):

               (a) Termination of Commitments. If such Event of Default is an Event of Default of the type described in Subparagraph 5.01(e) or Subparagraph 5.01(f) affecting Lessee, immediately and without notice the obligation of Lessors to make Advances and the obligations of the Participants to fund Advances shall automatically terminate. If such Event of Default is any other Event of Default, Lessor Agent may by written notice to Lessee, terminate the obligation of Lessors to make Advances and the obligations of the Participants to fund Advances.

               (b) Possession by Lessor Agent. Lessor Agent may take possession of the Property. Upon the demand of Lessor Agent, Lessee shall deliver the Property to Lessor Agent. Lessee shall make such delivery if so demanded by Lessor Agent, at Lessee's sole cost and expense, in the manner provided in Subparagraph 4.02(b). Alternatively, Lessor Agent may enter into any Property Site or any other location where the Property is located, sever the Property from any Property Site or any other real property to which attached and take possession of the Property. If requested by Lessor Agent, Lessee shall assign to Lessor Agent any Related Agreements and, to the extent permitted by Governmental Rule, any Related Permits pertaining to the Property.

               (c) Specific Performance. Lessor Agent may bring an action in any court of competent jurisdiction to obtain specific enforcement of any of the covenants or agreements of Lessee in this Agreement or any of the other Operative Documents.

               (d) Other Rights and Remedies. In addition to the specific rights and remedies set forth above in this Paragraph 5.02 and in Paragraph
        5.03 and Paragraph 5.04, Lessor Agent may exercise any other right, power or remedy granted or permitted to it by any other Operative Document or by any applicable Governmental Rule (including the California Commercial Code), either by suit in equity or by action at law, or both.

        5.03. Lease Remedies. If the transaction evidenced by this Agreement and the other Operative Documents is treated as a lease, upon the occurrence or existence of any Event of Default and at any time thereafter unless such Event of Default is waived, Lessor Agent may, with the consent of the Required Participants, or shall, upon instructions from the Required Participants, exercise any one or more of the following rights and remedies in addition to those rights and remedies set forth in Paragraph 5.02:

               (a) Termination of Lease. Lessor Agent may, by written notice to Lessee, terminate this Agreement on a Termination Date which is prior to the Scheduled Expiration Date of any Lease Supplement, subject to Subparagraph 3.02(1) of the Purchase Agreement. Such Termination Date shall be the last day of the longest Rental Period then in effect for any Lease Supplement unless Required Participants shall otherwise direct. On such Termination Date (which shall then be the Expiration Date for each Lease Supplement), Lessee shall pay all unpaid Base Rent accrued under each Lease Supplement through such date, all Supplemental Rent due and payable on or prior to such date and all other amounts payable by Lessee on the Expiration Date for each Lease Supplement pursuant to this Agreement and the other Operative Documents.

               (b) Disposition of Property. Lessor Agent may dispose of the Property by sale, lease or otherwise as permitted by Division 10 of the California Commercial Code. Lessor Agent may dispose of the Property at any location permitted by such Division, including on the Lessee's premises.

               (c) Recovery of Damages. Lessors and Lessee agree that it is difficult to determine the damages that a lessor may sustain as a result of a lessee breach under a lease agreement. Lessors and Lessee agree that the following is a reasonable estimate of the damages that Lessors may sustain as a result of any Event of Default:

                      (i) If Lessor Agent terminates this Agreement pursuant to
               Subparagraph 5.03(a) and disposes of the Property pursuant to Subparagraph 5.03(b), Lessee shall, upon the demand of Lessor Agent, pay to Lessor Parties as liquidated damages (A) the sum of
               (1) all amounts payable by Lessee on or prior to the date of such demand (or, if later, the date on which Lessee makes such payment) pursuant to this Agreement and the other Operative Documents as provided in Subparagraph 5.03(a), (2) the present value determined as of the date of such demand of all amounts that would have been payable by Lessee under this Agreement and the other Operative Documents thereafter had this Agreement not been terminated prior to the Scheduled Expiration Date of any Lease Supplement and (3) all costs and expenses of such disposition and other incidental damages resulting from the Event of Default less (B) the sum of (1) all amounts paid by Lessee pursuant to Subparagraph 5.03(a) hereof and (2) the present value of all amounts realized and to be realized, or that could, with reasonable effort, be realized, by the Lessor Parties from such disposition.

                      (ii) If Lessor Agent does not terminate this Agreement
               pursuant to Subparagraph 5.03(a) or if Lessor Agent terminates this Agreement pursuant to Subparagraph 5.03(a) but is unable after exercising all commercially reasonable efforts to dispose of the Property pursuant to Subparagraph 5.03(b), Lessee shall pay to the Lessor Parties as liquidated damages (A) the sum of
               (1) all amounts payable by Lessee on or prior to the date of such demand (or, if later, the date on which Lessee makes such payment) pursuant to this Agreement and the other Operative Documents as provided in Subparagraph 5.03(a), (2) the present value of all amounts that would have been payable by Lessee under this Agreement and the other Operative Documents thereafter had this Agreement not been terminated prior to the Scheduled Expiration Date of any Lease Supplement and (3) all costs and expenses and other incidental damages resulting from the Event of Default. If
               Lessee pays all amounts payable by it pursuant to this clause
               (ii), each Lessor and Lessor Agent shall execute and deliver to Lessee such Uniform Commercial Code releases and other documents, instruments and agreements as Lessee may reasonably request to release Lessors' Liens in the Property and to transfer its right, title and interest in the Property to Lessee.

        For the purposes of this Subparagraph 5.03(c), the present value on any date of determination (the "determination date") of any amount payable on any future date (the "payment date") shall be determined using the lowest of (x) the LIBOR Rental Rate on the determination date for deposits in an amount approximately equal to the amount so payable and for a term approximately the same as the period from the determination date to the payment date, (y) the Alternate Rental Rate on the determination date, and (z) the sum of the federal discount rate established by the Federal Reserve Bank of San Francisco and in effect on the determination date for advances to member banks plus one percent (1%).

        5.04. Loan Remedies. If the transaction evidenced by this Agreement and the other Operative Documents is treated as a loan, upon the occurrence or existence of any Event of Default and at any time thereafter unless such Event of Default is waived, Lessor Agent may, with the consent of the Required Participants, or shall, upon instructions from the Required Participants, exercise any one or more of the following rights and remedies in addition to those rights and remedies set forth in Paragraph 5.02:

               (a) Acceleration of Lessee Obligations. Lessor Agent may, by written notice to Lessee, terminate this Agreement on a Termination Date which is prior to the Scheduled Expiration Date of any Lease Supplement, subject to Subparagraph 3.02(1) of the Purchase Agreement, and declare all unpaid Lessee Obligations due and payable on such Termination Date. Such Termination Date shall be the last day of the longest Rental Period then in effect for any Lease Supplement unless Required Participants shall otherwise direct. On such Termination Date (which shall then be the Expiration Date for each Lease Supplement), Lessee shall pay all unpaid Base Rent accrued under each Lease Supplement through such date, all Supplemental Rent due and payable on or prior to such date and all other amounts payable by Lessee on the Expiration Date for each Lease Supplement pursuant to this Agreement and the other Operative Documents.

               (b) Disposition of Property. Lessor Agent may dispose of the Property by sale, lease or otherwise as permitted by Division 9 of the California Commercial Code. Lessor Agent may dispose of the Property at any location permitted by such Division, including on the Lessee's premises.

               (c) Disposition of Cash Collateral. Lessor Agent may collect, receive, appropriate or realize upon the Cash Collateral or otherwise foreclose or enforce Lessor Agent's security interest in any or all of the Cash Collateral in any manner permitted by applicable Governmental Rules and apply the proceeds of all Cash Collateral received by Lessor Agent to the Lessee Obligations.

        5.05. Remedies Cumulative. To the extent permitted by law, the rights and remedies of the Lessor Parties under this Agreement and the other Operative Documents are cumulative and may be exercised singularly, successively, or together.

        5.06. No Cure or Waiver. Neither the performance by Lessor Agent of any of Lessee's obligations pursuant to Paragraph 3.11 nor the exercise by Lessor Parties of any of their other rights and remedies under this Agreement or any other Operative Document shall constitute a cure or waiver of any Default or nullify the effect of any notice of default or sale, unless and until all Lessee Obligations are paid in full.

        5.07. Exercise of Rights and Remedies. The rights and remedies provided to Lessors or Lessor Agent under this Agreement may be exercised by Lessor Agent, by Agent pursuant to Subparagraph 2.02(c) of the Participation Agreement, by a court-appointed receiver or by any other Person appointed by any of the foregoing to act on its behalf. All of the benefits afforded to Lessors or Lessor Agent under this Agreement and the other Operative Documents shall accrue to the benefit of Agent to the extent provided in Subparagraph 2.02(c) of the Participation Agreement.


SECTION 6. MISCELLANEOUS.

        6.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessee, Lessor Agent or any Lessor under this Agreement shall be given as provided in Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement.

        6.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by any Lessor Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

        6.03. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and Lessee and their permitted successors and assigns; provided, however, that the Lessor Parties and Lessee shall not sell, assign or delegate their respective rights and obligations hereunder except as provided herein and in the Participation Agreement.

        6.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and Lessee and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

        6.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

        6.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules, except as otherwise provided in Schedule 1.02 of the Participation Agreement.

        6.07. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

        6.08. Nature of Lessee's Obligations.

               (a) Independent Obligation. The obligations of Lessee to pay the amounts payable by Lessee under this Agreement and the other Operative Documents and to perform the other Lessee Obligation are absolute, unconditional and irrevocable obligations which are separate and independent of the obligations of the Lessor Parties under this Agreement and the other Operative Documents and all other events and circumstances, including the events and circumstances set forth in Subparagraph 6.08(c).

               (b) No Termination or Abatement. This Agreement and the other Operative Documents and Lessee's obligation to pay Rent and to pay and perform all other Lessee Obligations shall continue in full force and effect without abatement notwithstanding the occurrence or existence of any event or circumstance, including any event or circumstance set forth in Subparagraph 6.08(c).

               (c) Full Payment and Performance. Lessee shall make all payments under this Agreement and the other Operative Documents in the full amounts and at the times required by the terms of this Agreement and the other Operative Documents without setoff, deduction or reduction of any kind and shall perform all other Lessee Obligations as and when required, without regard to any event or circumstances whatsoever, including (i) the condition or performance of the Property or the fitness of the Property for any purpose; (ii) title to or right to use of the Property, including the existence of any Lien or any other right, title or interest (including intellectual property right) in or to any of the Property in favor of any Person; (iii) the value, usability, design, operation or fitness for use of the Property; (iv) any latent, hidden or patent defect in the Property; (v) any restrictions on the use of the Property; (vi) the economics of the Property; (vii) any Casualty or Condemnation; (viii) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement; (ix) any failure by any Lessor Party to perform any of its obligations under this Agreement or any other Operative Document; or

        (x) the exercise by any Lessor Party of any of its remedies under this Agreement or any other Operative Document; provided, however, that this Paragraph 6.08 shall not abrogate any right which Lessee may have to recover damages from any Lessor Party for any gross negligence, willful misconduct or material breach by such Lessor Party of its obligations under this Agreement or any other Operative Document.

        6.09. Effect on Existing Lease Agreement. Lessee, Lessors and Lessor Agent agree that on and after the date that this Agreement is executed by all parties hereto, this Agreement shall amend, restate in its entirety and replace, without notation, the Existing Lease Agreement; provided, however, that nothing contained herein shall (i) operate as a waiver of any right, power or remedy of any Lessor Party under the Existing Lease Agreement or any other Operative Document or (ii) extinguish or impair any Lessee Obligations under the Existing Lease Agreement or any other Operative Document except to the extent any such Lessee Obligation is actually satisfied by Lessee; and provided, further, that each Lease Supplement outstanding under the Existing Lease Agreement shall remain outstanding and shall be deemed to have been made under this Agreement.

                          [The signature page follows.]

        IN WITNESS WHEREOF, Lessee, Lessors and Lessor Agent have caused this Amended and Restated Lease Agreement to be executed as of the day and year first above written.


LESSEE:                             LSI LOGIC CORPORATION

                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

LESSORS:                            ABN AMRO BANK N.V.

                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                    KEYBANK NATIONAL ASSOCIATION

                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                    FBTC LEASING CORP.

                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

LESSOR AGENT:                       ABN AMRO BANK N.V.

                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                    EXHIBIT A

                            LEASE SUPPLEMENT NO. [ ]

                             [Lease Supplement Date]

ABN AMRO Bank N.V.,
   as Agent
Syndication Group
1325 Avenue of the Americas, 9th Floor
New York, NY 10019
Attn: Linda Boardman

        1. Reference is made to (a) the Amended and Restated Participation Agreement, dated as of April 18, 2000 (the "Participation Agreement"), among LSI Logic Corporation ("Lessee"), ABN AMRO Bank N.V., KeyBank National Association, FBTC Leasing Corp. and each other financial institution listed as a lessor in
Schedule I to the Participation Agreement (in such capacity, collectively "Lessors"), ABN AMRO Bank N.V., as agent for Lessors (in such capacity, "Lessor Agent"), the financial institutions listed as Participants in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent") and (b) the Amended and Restated Lease Agreement, dated as of April 18, 2000 (the "Lease Agreement"), among Lessee, Lessors and Lessor Agent. Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. The Property subject to this Lease Supplement consists of the Equipment identified in Attachment A hereto and all Related Goods, Related Agreements and Related Permits with respect to such Equipment. Lessee warrants that each item of Equipment has been delivered to and is located at the Property Site specified for such Equipment in Attachment A.

        3. The Lease Supplement Term of this Lease Supplement shall commence on the date hereof and end on [day prior to the third anniversary of the Lease Supplement Date] (the "Scheduled Expiration Date" of this Lease Supplement), subject to renewal or early termination as provided in the Lease Agreement.

        4. Until reduced by any Reduction Payments applied with respect to this Lease Supplement, (a) the Outstanding Lease Amount of this Lease Supplement is $ , which is allocated to a Tranche A Portion, a Tranche B Portion and a Equity Portion as set forth in Attachment B hereto, and (b) the Residual Value Guaranty Amount of this Lease Supplement is as set forth in Attachment C hereto.

        5. Payments of the Fixed Component of Base Rent are due with respect to this Lease Supplement on the dates and in the amounts set forth in Attachment D hereto. Other payments of Base Rent and Supplemental Rent are due with respect to this Lease Supplement as set forth in Paragraph 2.03 of the Lease Agreement.

        6. This Lease Supplement is executed and delivered by Lessee pursuant to the Lease Agreement. All terms and conditions of the Lease Agreement are incorporated in and made a part of this Lease Supplement as if they were expressly set forth in this Lease Supplement. Lessee hereby reaffirms all of the terms and conditions of the Lease Agreement and the other Operative Documents.

        IN WITNESS WHEREOF, Lessee and Lessor Agent has executed this Lease Supplement on the date set forth above.


LESSEE:                             LSI LOGIC CORPORATION

                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------


LESSOR AGENT:                       ABN AMRO BANK N.V.

                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                    ATTACHMENT A TO LEASE SUPPLEMENT NO. [ ]

                            DESCRIPTION OF EQUIPMENT

-----------------------------------------------------------------------------------------------------------------------------------
 Description of                       Serial Number   Delivery Date    Internal Order    Acquisition         Unpaid       Property
    Equipment     Supplier    Model                                         Number          Price      Acquisition Price     Site
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                    ATTACHMENT B TO LEASE SUPPLEMENT NO. [ ]

      ALLOCATION OF OUTSTANDING LEASE AMOUNT AS OF [LEASE SUPPLEMENT DATE]

------------------------------------------------------------------------------------------------------------------------------------
                    Tranche A Portion:  $                   Tranche B Portion:  $                  Equity Portion:  $
                    Tranche A Proportionate Share:     %    Tranche B Proportionate Share:     %   Equity Proportionate Share: %
------------------------------------------------------------------------------------------------------------------------------------
                         Outstanding                             Outstanding                             Outstanding
                          Tranche A           Tranche A           Tranche B          Tranche B             Equity           Equity
Participant          Participation Amount     Percentage    Participation Amount     Percentage     Participation Amount  Percentage
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                    ATTACHMENT C TO LEASE SUPPLEMENT NO. [ ]

                         RESIDUAL VALUE GUARANTY AMOUNT

--------------------------------------------------------------------------------
     Residual Value Guaranty Amount                           Effective Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    ATTACHMENT D TO LEASE SUPPLEMENT NO. [ ]

                          FIXED COMPONENT OF BASE RENT

-------------------------------------------------------------------------------------------------

                  Payment Date                                      Amount Due

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                        NOTICE OF RENEWAL OPTION EXERCISE

                                     [Date]

ABN AMRO Bank N.V.,
   as Agent
Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

        1. Reference is made to (a) that certain Amended and Restated Participation Agreement, dated as of April 18, 2000 (the "Participation Agreement"), among LSI Logic Corporation ("Lessee"), ABN AMRO Bank N.V., KeyBank National Association, FBTC Leasing Corp. and each other financial institution listed as a lessor in Schedule I to the Participation Agreement (in such capacity, collectively "Lessors"), ABN AMRO Bank N.V., as agent for Lessors (in such capacity, "Lessor Agent"), the financial institutions listed as Participants in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent") and (b) the Amended and Restated Lease Agreement, dated as of April 18, 2000 (the "Lease Agreement"), among Lessee, Lessors and Lessor Agent. Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. Pursuant to Subparagraph 2.02(b) of the Lease Agreement, Lessee hereby notifies the Lessor Parties that Lessee is electing to exercise its
option to renew Lease Supplement No.    , dated              (the "Subject
Supplement"), for an additional one (1) term expiring              .

        3. With this Notice of Renewal Option Exercise, Lessee is delivering to Agent a Renewal Date Appraisal Update of all of the Property currently subject to the Subject Supplement. On the basis of the Renewal Date Appraised Values:

               (a) The aggregate Renewal Date Appraised Values of the Property subject to the Subject Supplement on the date hereof is [not] less than
        the Outstanding Lease Amount of such Lease Supplement [by $           ]:

               (b) The ratio of the aggregate Liquidation Appraised Values of the Property subject to the Subject Supplement on the date hereof divided by the sum of the aggregate Outstanding Tranche B Participation Amounts and Outstanding Equity Participation Amounts for the Subject Supplement is [not] less than [for first Renewal Option: 4.6 to 1.0] [for second Renewal Option: 4.0 to 1.0] [and payments of the Fixed
        Component of Base Rent in the amount of $          (in addition to
        payment of any amount set forth in subparagraph (a) above with respect to the Subject Supplement) are necessary to reduce the Outstanding Lease Amount of the Subject Supplement to increase such ratio to at least [for first Renewal Option: 4.6 to 1.0] [for second Renewal Option: 4.0 to 1.0]].

        4. Lessee hereby certifies to the Lessor Parties that on the date of this Notice of Renewal Option Exercise:

               (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date); and

               (b) No Default has occurred and is continuing.

        IN WITNESS WHEREOF, Lessee has executed this Notice of Renewal Option Exercise on the date set forth above.

                                    LSI LOGIC CORPORATION

                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                    EXHIBIT C

                        NOTICE OF RENTAL PERIOD SELECTION


                                     [Date]

ABN AMRO Bank N.V.,
   as Agent
Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

        1. Reference is made to (a) the Amended and Restated Participation Agreement, dated as of April 18, 2000 (the "Participation Agreement"), among LSI Logic Corporation ("Lessee"), ABN AMRO Bank N.V., KeyBank National Association, FBTC Leasing Corp. and each other financial institution listed as a lessor in
Schedule I to the Participation Agreement (in such capacity, collectively "Lessors"), ABN AMRO Bank N.V., as agent for Lessors (in such capacity, "Lessor Agent"), the financial institutions listed as Participants in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"), (b) the Amended and Restated Lease Agreement, dated as of April 18, 2000 (the "Lease Agreement"), among Lessee, Lessors and Lessor Agent, and (3) Lease Supplement No. [ ], dated [Lease Supplement Date], executed and delivered by Lessee (the "Lease Supplement"). Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

               2. [Insert one of the following as appropriate:]

               [Pursuant to Subparagraph 2.03(a) of the Lease Agreement, Lessee hereby irrevocably selects a new Rental Period for a Portion of the Outstanding Lease Amount of the Lease Supplement as follows:

               (a) The Portion for which a new Rental Period is to be selected is the Portion in the amount of $__________ with a current Rental Period which began on ________, ____ and ends on __________, ____; and

               (b) The next Rental Period for such Portion shall be __________ month[s].]

               [Pursuant to Subparagraph 2.03(a) of the Lease Agreement, Lessee hereby irrevocably elects to divide a Portion of the Outstanding Lease Amount of such [Lease Supplement into further Portions as follows:

               (a) The Portion which is to be divided is the Portion in the amount of $__________ with a current Rental Period which began on ________, ____ and ends on __________, ____; and

               (b) On the last day of the current Rental Period for such Portion, such Portion is to be divided into the following Portions with the following initial Rental Periods:

                         Portion                    Rental Period
                      -------------               ------------------
                      $                                    month[s]
                       -----------                 --------
                      $                                    month[s]]
                       -----------                 --------

               [Pursuant to Subparagraph 2.03(a) of the Lease Agreement, Lessee hereby irrevocably elects to combine into a single Portion the Portions of the Outstanding Lease Amount of the Lease Supplement as follows:

               (a) The Portions to be combined are in the amounts of $__________ and $_______, each with a current Rental Period which ends on __________, ____; and

               (b) The initial Rental Period for such newly created Portion shall be __________ month[s].]

        3. Lessee hereby certifies to the Lessor Parties that on the date of this Notice of Rental Period Selection:

               (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date); and

               (b) No Default has occurred and is continuing.

        IN WITNESS WHEREOF, Lessee has executed this Notice of Rental Period Selection on the date set forth above.

                                    LSI LOGIC CORPORATION

                                    By:
                                       ---------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                              AMENDED AND RESTATED
                     LEASE AGREEMENT AND SECURITY AGREEMENT

                                      AMONG

                             LSI LOGIC CORPORATION,
                                    AS LESSEE

                                       AND

                               ABN AMRO BANK N.V.,
                          KEYBANK NATIONAL ASSOCIATION
                             AND FBTC LEASING CORP.,
                                   AS LESSORS

                                       AND

                               ABN AMRO BANK N.V.,
                           AS LESSOR AGENT FOR LESSORS



                                 APRIL 18, 2000




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    THIS LEASE IS NOT INTENDED TO CONSTITUTE
                      A TRUE LEASE FOR INCOME TAX PURPOSES
                              (SEE PARAGRAPH 2.05)

                               TABLE OF CONTENTS


                                                                                           PAGE
SECTION 1.        INTERPRETATION............................................................2

1.01              Definitions...............................................................2

1.02              Rules of Interpretation...................................................2

SECTION 2.        BASIC PROVISIONS..........................................................2

2.01.             Lease of the Property.....................................................2

2.02.             Term......................................................................3

2.03.             Rent......................................................................4

2.04.             "As Is" Lease.............................................................7

2.05.             Nature of Transaction.....................................................8

2.06.             Security and Subordination................................................8

2.07.             Withdrawals of Cash Collateral............................................9

SECTION 3.        OTHER LESSEE AND LESSOR RIGHTS AND OBLIGATIONS...........................10

3.01.             Maintenance, Repair, Etc.................................................10

3.02.             Risk of Loss.............................................................14

3.03.             Insurance................................................................14

3.04.             Casualty and Condemnation................................................16

3.05.             Taxes....................................................................19

3.06.             Severability.............................................................19

3.07.             Liens, Etc...............................................................19

3.08.             Subletting...............................................................20

3.09.             Compliance with Governmental Rules and Insurance Requirements............21

3.10.             Permitted Contests.......................................................21

3.11.             Lessor Obligations; Right to Perform Lessee Obligations..................21

3.12.             Inspection Rights........................................................22

SECTION 4.        EXPIRATION DATE..........................................................22

4.01.             Termination by Lessee Prior to Scheduled Expiration Date.................22

4.02.             Surrender of Property....................................................22

4.03.             Holding Over.............................................................24

SECTION 5.        DEFAULT..................................................................24

5.01.             Events of Default........................................................24

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                          PAGE
5.02.             General Remedies.........................................................27

5.03.             Lease Remedies...........................................................28

5.04.             Loan Remedies............................................................29

5.05.             Remedies Cumulative......................................................30

5.06.             No Cure or Waiver........................................................30

5.07.             Exercise of Rights and Remedies..........................................30

SECTION 6.        MISCELLANEOUS............................................................30

6.01.             Notices..................................................................30

6.02.             Waivers; Amendments......................................................30

6.03.             Successors and Assigns...................................................31

6.04.             No Third Party Rights....................................................31

6.05.             Partial Invalidity.......................................................31

6.06.             Governing Law............................................................31

6.07.             Counterparts.............................................................31

6.08.             Nature of Lessee's Obligations...........................................31

6.09.             Effect on Existing Lease Agreement.......................................32



     EXHIBITS

        A         Lease Supplement (2.01(a))
        B         Notice of Renewal Option Exercise (2.02(b))
        C         Notice of Rental Period Selection (2.03(a))

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                    AMENDED AND RESTATED PURCHASE AGREEMENT


        THIS AMENDED AND RESTATED PURCHASE AGREEMENT (this "Agreement" herein), dated as of April 18, 2000, is entered into by and among:

               (1) LSI LOGIC CORPORATION, a Delaware corporation ("Lessee");
        and

               (2) ABN AMRO BANK N.V., KEYBANK NATIONAL ASSOCIATION, FBTC LEASING CORP. and each other financial institution from time to time listed as a lessor in Schedule I to the Participation Agreement referred to in Recital B below, as amended from time to time (in such capacity, such financial institutions to be referred to collectively as "Lessors"); and

               (3) ABN AMRO BANK N.V., as agent for Lessors (in such capacity, "Lessor Agent").


                                    RECITALS

        A. Pursuant to the Participation Agreement referred to in Recital B below, a certain lease facility is to be provided to Lessee by Lessors and the other financial institutions which are "Participants" under the Participation Agreement (such financial institutions to be referred to collectively as the "Participants") as follows:

               (1) Lessors would (a) acquire certain equipment identified by Lessee and approved by Lessor Agent, (b) lease such equipment to Lessee,
        (c) make advances to finance certain related expenses and (d) grant to Lessee the right to purchase such equipment; and

               (2) The Participants would participate in such lease facility by
        (a) funding the acquisition price to be paid by Lessors for the equipment and the other advances to be made by Lessors and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

        B. In connection with the addition of certain parties as Lessors and Participants, Lessee and Participants have requested that (i) the Participation Agreement, dated as March 31, 2000, among Lessee, ABN AMRO Bank N.V., as the original Lessor and Participant, Lessor Agent, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"), be amended and restated by the Amended and Restated Participation Agreement, dated as of April 18, 2000 (the "Participation Agreement"), among Lessee, Lessors, Lessor Agent, the Participants and Agent and (ii) the Purchase Agreement, dated as of March 31, 2000 (the "Existing Purchase Agreement"), among Lessee, ABN AMRO Bank N.V., as the original Lessor, and Lessor Agent be amended and restated by this Agreement, and Lessors and Lessor Agent are willing for the Existing Purchase Agreement to be amended and restated by this Agreement setting forth the terms for the purchase of the property by Lessee from Lessors.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree that the Existing Purchase Agreement shall be amended and restated in its entirety as follows:


SECTION 1. INTERPRETATION.

        1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in such Schedule 1.01.

        1.02. Rules of Interpretation. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of interpretation set forth in Schedule 1.02 to the Participation Agreement shall apply to this Agreement and the other Operative Documents.


SECTION 2. OPTIONAL PURCHASE BY LESSEE DURING THE TERM.

        2.01. Term Purchase Option. Subject to the terms and conditions of this Agreement and the other Operative Documents (including those set forth below in this Paragraph 2.01), Lessee may, at its option on any Business Day prior to the earliest Scheduled Expiration Date for any outstanding Lease Supplement, terminate the Lease Agreement and purchase all of the Property subject to the Lease Supplements and, if a Lease Supplement has not been executed with respect to any Installation Period, the Property leased during such Installation Period (the "Term Purchase Option").

               (a) Notice of Term Purchase Option Exercise. Lessee shall notify Lessors of Lessee's exercise of the Term Purchase Option by delivering to Agent an irrevocable written notice in the form of Exhibit A(1), appropriately completed (the "Notice of Term Purchase Option Exercise"), which states that Lessee is exercising its right to terminate the Lease Agreement pursuant to Paragraph 4.01 of the Lease Agreement and purchase all of the Property subject to the Lease Agreement pursuant to this Paragraph 2.01 and specifies the Business Day on which such termination and purchase are to occur (which date, after the delivery of such notice, shall be the Expiration Date for each Lease Supplement and, if a Lease Supplement has not been executed with respect to any Installation Period, the Termination Date of such Installation Period). Lessee shall give the Notice of Term Purchase Option Exercise to Agent at least one
        (1) month prior to the Business Day on which such termination and purchase are to occur. The Notice of Term Purchase Option Exercise shall be delivered as required by Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver the original of any Notice of Term Purchase Option Exercise initially delivered by facsimile.

               (b) Term Purchase Option Purchase Price. Lessee shall pay to Lessors on the Expiration Date of the Lease Supplements (and, if a Lease Supplement has not been executed with respect to any Installation Period, the Termination Date of such Installation Period), as the purchase price for the Property, an amount equal to the sum of the Outstanding Lease Amount of each Lease Supplement and the Advances made during such Installation Period, on such date.

               (c) Effect of Certain Events. Lessee may exercise the Term Purchase Option as provided in this Paragraph 2.01, notwithstanding (i) the prior election by Lessee to exercise the Partial Purchase Option pursuant to Paragraph 2.02, the Marketing Option pursuant to Paragraph
        3.01 and Paragraph 3.02 or the Expiration Date Purchase Option pursuant to Paragraph 3.01 and Paragraph 3.03 with respect to the Property subject to any Lease Supplement or leased during any Installation Period, provided that Lessee completes the purchase of all of the Property pursuant to the Term Purchase Option and this Agreement prior to the earliest Scheduled Expiration Date of any outstanding Lease Supplement and Lessors have not previously entered into an agreement with a Designated Purchaser or an Assignee Purchaser to sell the Property or (ii) the occurrence of any Event of Default or the exercise by the Lessor Parties of any of their rights or remedies under the Operative Documents following the occurrence of such Event of Default, provided that such exercise by Lessee of the Term Purchase Option after the occurrence of any Event of Default shall not require the Lessor Parties to cease exercising such rights and remedies unless and until Lessee completes the purchase of all of the Property pursuant to the Term Purchase Option and this Agreement.

        2.02. Partial Purchase Option. Subject to the terms and conditions of this Agreement and the other Operative Documents (including those set forth below in this Paragraph 2.02), Lessee may, at its option on any Business Day prior to the Scheduled Expiration Date of any Lease Supplement, without terminating the Lease Agreement, purchase all or a portion of the Property subject to such Lease Supplement or, if a Lease Supplement has not been executed with respect to any Installation Period, the Property leased during such Installation Period (the "Partial Purchase Option").

               (a) Notice of Partial Purchase Option Exercise. Lessee shall notify Lessors of Lessee's exercise of the Partial Purchase Option by delivering to Agent an irrevocable written notice in the form of Exhibit A(2), appropriately completed (the "Notice of Partial Purchase Option Exercise"), which states that Lessee is exercising its right to purchase all or a portion of the Property subject to any Lease Supplement (or leased during any Installation Period) prior to the Scheduled Expiration Date for such Lease Supplement (or the last day of such Installation Period) pursuant to this Paragraph 2.02 and specifies (i) the portion of the Property so to be purchased and (ii) the Business Day on which such purchase is to occur (a "Partial Purchase Date"). Lessee shall give each Notice of Partial Purchase Option Exercise to Agent at least one (1) month prior to the Partial Purchase Date on which a purchase is to occur. Each Notice of Partial Purchase Option Exercise shall be delivered as required by Subparagraph 2.02(c) and Paragraph
        7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver the original of any Notice of Partial Purchase Option Exercise initially delivered by facsimile.

               (b) Partial Purchase Option Purchase Price. Lessee shall pay to Lessors on each Partial Purchase Date, as the purchase price for the portion of the Property subject to any Lease Supplement (or leased during any Installation Period) to be purchased on such date, an amount equal to the portion of the Outstanding Lease Amount of such Lease Supplement (or the Advances made during such Installation Period) on such date attributable to such portion of the Property. (For the purposes of this Subparagraph 2.02(b), the portion of the Outstanding Lease Amount of such Lease Supplement (or the Advances made during such Installation Period) on any date attributable to any portion of the Property shall mean the Acquisition Price for such portion of the Property as set forth in Lease Supplement (or Advance Request) with respect to such Property less the pro rata share of all Reduction Payments applied to reduce the Outstanding Lease Amount of such Lease Supplement (or the Advances made during such Installation Period) on or prior to such date.)

               (c) Conditions to Exercise of Partial Purchase Option. The purchase by Lessee on any Partial Purchase Date of any Property subject to any Lease Supplement or leased during any Installation Period pursuant to this Paragraph 2.02 is subject to satisfaction of the following conditions:

                      (i) The purchase price for such Property, when added to
               the sum of the purchase prices for all other Property previously purchased by Lessee pursuant to the Partial Purchase Option, does not exceed twenty-five percent (25%) of the sum of the Outstanding Lease Amounts of all Lease Supplements (and, if a Lease Supplement has not been executed with respect to any Installation Period, the Advances made during such Installation Period) and all Reduction Payments applied to reduce the Outstanding Lease Amounts of all Lease Supplements (and the Advances made during any such Installation Period); and

                      (ii) If such Property does not constitute all of the
               Property subject to such Lease Supplement or Installation Period, the purchase price for the portion of the Property to be purchased does not exceed twenty-five percent (25%) of the sum of the Outstanding Lease Amount of such Lease Supplement (or the Advances made during such Installation Period) and all Reduction Payments applied to reduce the Outstanding Lease Amount of such Lease Supplement (or the Advances made during such Installation Period).

SECTION 3. OBLIGATIONS OF LESSEE ON THE EXPIRATION DATE.

        3.01. Alternative. Unless Lessee has exercised the Term Purchase Option or the Partial Purchase Option with respect to all of the Property subject to any Lease Supplement, on the Expiration Date of each Lease Supplement, Lessee shall either:

               (a) Marketing Option. Cause another Person to complete the purchase of the Property subject to such Lease Supplement pursuant to Paragraph 3.02 (the "Marketing Option"); or

               (b) Expiration Date Purchase Option. Purchase the Property subject to such Lease Supplement itself pursuant to Paragraph 3.03 (the "Expiration Date Purchase Option").

Lessee shall elect either the Marketing Option or the Expiration Date Purchase Option by delivering to Agent, not more than ten (10) months nor less than six
(6) months prior to the Scheduled Expiration Date for such Lease Supplement, either (i) a written notice in the form of Exhibit B, appropriately completed (the "Notice of Marketing Option Exercise"), or (ii) a written notice in the form of Exhibit C, appropriately completed (the "Notice of Expiration Date Purchase Option Exercise"); provided, however, that (A) if the time for exercising the first or second Renewal Option provided in Subparagraph 2.02(b) of the Lease Agreement has not expired with respect to any Lease Supplement, Lessee shall be deemed to have elected the first or second Renewal Option provided in Subparagraph 2.02(b) of the Lease Agreement with respect to such Lease Supplement, as applicable, if it fails to deliver either notice as required by this sentence; (B) if the time for exercising the Renewal Options provided in Subparagraph 2.02(b) of the Lease Agreement has expired with respect to any Lease Supplement or Lessee fails to comply with the terms and conditions provided in Subparagraph 2.02(b) of the Lease Agreement with respect to any Lease Supplement, Lessee shall be deemed to have elected the Expiration Date Purchase Option with respect to such Lease Supplement if it fails to deliver either notice as required by this sentence; (C) Lessee's election of the Expiration Date Purchase Option (whether expressly by a notice so delivered or implicitly as described in clause (B)) shall be irrevocable; and (D) Lessee may not elect the Marketing Option if (1) the Expiration Date of such Lease Supplement has been accelerated to an earlier Termination Date following a Marketing Option Event of Default under the Lease Agreement or (2) the conditions set forth in Paragraph 3.04 of the Participation Agreement are not satisfied on the date Lessee delivers its election notice or on the Expiration Date for such Lease Supplement (unless, in each case, the only event or condition causing such conditions not to be so satisfied is the occurrence of a Non-Marketing Option Event of Default under the Lease Agreement). The Notice of Marketing Option Exercise or the Notice of Expiration Date Purchase Option Exercise shall be delivered as required by Subparagraph 2.02(c) and Paragraph
7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver to Lessors the original of any such notice initially delivered by facsimile.

        3.02. Marketing Option.

               (a) General. If Lessee elects to exercise the Marketing Option with respect to the Property subject to any Lease Supplement by delivering to Agent a Notice of Marketing Option Exercise pursuant to Paragraph 3.01, Lessee shall use all reasonable efforts to (i) locate a purchaser which satisfies the requirements set forth in this Paragraph 3.02, (ii) arrange for such purchaser to purchase such Property on the Expiration Date for such Lease Supplement for a purchase price which is not less than the lesser of (A) the sum of the Outstanding Tranche B Amount and the Outstanding Equity Amount of such Lease Supplement and
        (B) the Fair Market Value of such Property and (iii) otherwise comply, or cause compliance with, the requirements of this Paragraph 3.02 and the other applicable provisions of this Agreement. Nothing will prevent Lessee from commencing the marketing of such Property sooner than the dates set forth in this Paragraph 3.02.

               (b) Lessee's Marketing Obligations.

                      (i) Initial Marketing Period. During the period beginning
               on the date Lessee delivers the Notice of Marketing Option Exercise with respect to the Property subject to any Lease Supplement and ending on the date which is four (4) months prior to the Scheduled Expiration Date for such Lease Supplement (the "Initial Marketing Period"), Lessee shall use reasonable efforts to solicit Conforming Bids from potential purchasers of such Property. On or prior to the last day of the Initial Marketing Period, Lessee shall deliver to Lessor Agent any Conforming Bid selected by Lessee (the "Initial Bid"). If the purchase price specified in the Initial Bid is equal to or greater than the sum of the Outstanding Tranche B Amount and the Outstanding Equity Amount of such Lease Supplement, Lessors shall accept such bid and Lessee shall have no further obligations to solicit additional bids.

                      (ii) Secondary Marketing Period. If Lessee does not submit an Initial Bid or if the purchase price specified in the Initial Bid for the Property subject to any Lease Supplement is less than the sum of the Outstanding Tranche B Amount and the Outstanding Equity Amount of such Lease Supplement, Lessors may reject such bid and Lessee shall, during the period which begins on the day following the Initial Marketing Period and ends on the date one
               (1) month prior to the Scheduled Expiration Date for such Lease Supplement (the "Secondary Marketing Period"):

                             (A) Use its best efforts to solicit additional
                      Conforming Bids, including the engagement of experienced and knowledgeable brokers;

                             (B) Furnish to Lessor Agent copies of all bids and
                      otherwise provide Lessor Agent with such information relating to the marketing of such Property as Lessor Agent may reasonably request in writing;

                             (C) Agree to provide to all potential purchasers
                      all customary seller's indemnities, representations and warranties regarding such

                      Property (including the title to, except for Lessor Liens, and condition of such Property);

                             (D) Furnish to Lessor Agent copies of licenses,
                      permits and other evidence reasonably requested by Lessor Agent to establish that no Default has occurred and is continuing under the Lease Agreement;

                             (E) Permit Lessor Agent or any potential purchaser
                      to inspect such Property and the maintenance records for such Property upon reasonable prior written notice and during normal business hours and provide to Lessor Agent or such potential purchaser all information regarding such Property reasonably requested by Lessor Agent or such potential purchaser in writing;

                             (F) Take all other commercially reasonable steps
                      to secure the best price for such Property; and

                             (G) Submit to Lessor Agent on or prior to the last
                      day of the Secondary Marketing Period any Conforming Bid selected by Lessee with a purchase price which is equal to or greater than the sum of the Outstanding Tranche B Amount and the Outstanding Equity Amount of such Lease Supplement or, if no such Conforming Bid was received by Lessee, the highest Conforming Bid received by Lessee during the Secondary Marketing Period.

               During the Secondary Marketing Period, Lessor Agent shall have the right to submit one or more bids or solicit bids from other Persons.

               (c) Conforming Bids. Each bid for the Property subject to any Lease Supplement must meet each of the following requirements (each such bid to be referred to herein as a "Conforming Bid"):

                      (i) The bid may be submitted by any Person other than (A)
               a Person which is an Affiliate of Lessee or (B) a Person which has an agreement (whether express or implied) with Lessee or any of its Affiliates to sell, lease or otherwise make available to Lessee or any of its Affiliates any portion of such Property;

                      (ii) The bidder must agree in writing to purchase such
               Property on the Expiration Date for such Lease Supplement for a purchase price to be paid in cash which is not less than the lesser of (A) the sum of the Outstanding Tranche B Amount and the Outstanding Equity Amount for such Lease Supplement on such date and (B) the Fair Market Value of such Property on such date;

                      (iii) The bidder must agree to purchase such Property "as
               is" without any representations, warranties or indemnities, except for (A) any representations, warranties or indemnities provided by Lessors and Lessee pursuant to

               Subparagraph 4.01(b) and (B) any representations, warranties or indemnities provided by Lessee pursuant to clause (ii)(C) of Subparagraph 3.02(b);

                      (iv) The bidder must agree to be bound by the other terms
               and conditions of this Agreement applicable to bidders; and

                      (v) The bidder must be creditworthy, as determined by
               Lessee.

               (d) Lessors' Obligation to Accept Bids. If, at any time on or prior to the last day of the Secondary Marketing Period for the Property subject to any Lease Supplement, Lessee submits to Lessor Agent a Conforming Bid under this Paragraph 3.02 with a purchase price which is equal to or greater than the sum of the Outstanding Tranche B Amount and the Outstanding Equity Amount of such Lease Supplement, Lessors shall accept such bid. If Lessee submits to Lessor Agent a Conforming Bid under this Paragraph 3.02 for the Property subject to any Lease Supplement with a purchase price which is less than the sum of the Outstanding Tranche B Amount and the Outstanding Equity Amount of such Lease Supplement, Lessors shall not accept such bid unless so directed by the Required Participants. If Lessee fails to submit a bid to Lessor Agent on or prior to the last day of the Secondary Marketing Period for the Property subject to any Lease Supplement which Lessors are so required to accept, Lessors shall retain such Property after the Expiration Date for such Lease Supplement. Lessor Agent shall notify Lessee of Lessors' election to retain such Property by delivering to Lessee, at least ten (10) days prior to the Expiration Date for such Lease Supplement, a written notice of such election.

               (e) Purchase Price. If Lessors accept any bid by any Person for the Property subject to any Lease Supplement, such Person (the "Designated Purchaser") shall pay to Lessors on the Expiration Date for such Lease Supplement, as the purchase price for such Property, the amount set forth in such bid as the purchase price.

               (f) Termination of the Marketing Option. Lessee's right to exercise the Marketing Option with respect to the Property subject to any Lease Supplement shall immediately terminate and Lessee shall purchase such Property on the Expiration Date for such Lease Supplement pursuant to Paragraph 3.03 if (i) Lessee fails to comply with any of its obligations under this Paragraph 3.02; (ii) a Marketing Option Event of Default under the Lease Agreement occurs after Lessee delivers the Notice of Marketing Option Exercise; (iii) the conditions precedent set forth in Paragraph 3.04 of the Participation Agreement are not satisfied on the Expiration Date for such Lease Supplement (unless the only event or condition causing such conditions not to be so satisfied is the occurrence of a Non-Marketing Option Event of Default under the Lease Agreement); or (iv) the Designated Purchaser fails to consummate the purchase of such Property on the Expiration Date for such Lease Supplement in accordance with its accepted bid and this Agreement, without regard to the reason for such failure (except as otherwise provided in the following proviso); provided, however, that, if the Designated Purchaser fails to consummate the purchase of such Property on the Expiration Date for such Lease Supplement solely due to any Lessor's failure to remove Lessor Liens attributable to such

        Lessor and deliver the required bill of sale or other documents required to be delivered by Lessors hereunder, Lessee's right to exercise the Marketing Option shall not terminate, Lessee shall not be required to purchase such Property on such Expiration Date and Lessee's payment obligations on such Expiration Date shall be limited to the amounts set forth in clause (ii) of Subparagraph 4.06(a) (determined as if the purchase by the Designated Purchaser had been consummated).

               (g) Residual Value Guaranty Amount and Indemnity Amount. Unless Lessee's right to exercise the Marketing Option has terminated and Lessee is required to purchase the Property subject to any Lease Supplement on the Expiration Date for such Lease Supplement pursuant to Paragraph 3.03, Lessee shall pay to Lessors on such Expiration Date the following:

                      (i) The difference between (A) the Outstanding Lease
               Amount of such Lease Supplement and (B) the sum of the Outstanding Tranche B Amount and the Outstanding Equity Amount of such Lease Supplement (the "Residual Value Guaranty Amount"); and

                      (ii) An amount (the "Indemnity Amount") equal to the
               decrease, if any, between the Lease Supplement Date and the Expiration Date for such Lease Supplement in the Fair Market Value of such Property caused by (A) any representation or warranty of Lessee or any of its Affiliates regarding such Property set forth in any of the Operative Documents proving to be false or inaccurate when made, (B) the existence of, or the failure of Lessee to pay any Governmental Charge, Indebtedness or other obligation which might give rise to, any Liens in such Property (other than Permitted Property Liens), (C) the failure of Lessee to complete any Modifications to such Property, or (D) any other failure of Lessee to comply with any of its obligations regarding such Property set forth in any of the Operative Documents.

               (h) Determination of Fair Market Value and Indemnity Amount. If the purchase price specified in the Initial Bid for the Property subject to any Lease Supplement is less than the sum of the Outstanding Tranche B Amount and the Outstanding Equity Amount of such Lease Supplement, Lessors may, on or prior to the last day of the Secondary Marketing Period (if Lessee has not previously delivered to Lessor Agent a Conforming Bid with a purchase price equal to or greater than the sum of the Outstanding Tranche B Amount and the Outstanding Equity Amount of such Lease Supplement), deliver to Lessee a written notice of Lessor Agent's determination of the current Fair Market Value of such Property and the Indemnity Amount. To determine such amounts, Lessor Agent shall obtain Appraisals of the Property which set forth:

                      (i) A current Appraisal of the Fair Market Value of such
               Property in its then existing condition (the "Current Appraisal"); and

                      (ii) An Appraisal of the Fair Market Value of such
               Property which assumes that (A) all representations and warranties regarding such Property made by Lessee or any of its Affiliates in any of the Operative Documents were true and correct when made; (B) Lessee has maintained such Property in compliance with all applicable Governmental Rules, Insurance Requirements and the Operative Documents; (C) Lessee has completed all Modifications to such Property in a good and workmanlike manner and otherwise as required by the Operative Documents; (D) Lessee has repaired such Property as required by the Operative Documents following any Casualty; (E) Lessee has restored such Property as required by the Operative Documents following any Condemnation; (F) Lessee has paid all Governmental Charges, Indebtedness and other obligations which, if unpaid, might give rise to a Lien (other than a Lessor Lien) on such Property; (G) Lessee has removed all Liens on such Property except for Permitted Property Liens and Lessor Liens; and (H) Lessee has performed all of its other obligations as required by the Operative Documents (the "Assumed Appraisal").

        In the absence of manifest error, (y) the Current Appraisal shall constitute the current Fair Market Value of such Property and (z) the difference between the Current Appraisal and the Assumed Appraisal shall constitute the Indemnity Amount of such Lease Supplement if the Current Appraisal is less than the Assumed Appraisal.

               (i) Lessee Cannot Bind. No Lessor Party shall be bound by any acts of Lessee, except as expressly provided in this Paragraph 3.02.

               (j) Excess Proceeds. If, on the Expiration Date for any Lease Supplement, after the application by Lessors of all amounts received by Lessors on such date to the Outstanding Lease Amount of such Lease Supplement, all unpaid Rent with respect to such Lease Supplement accrued through or due and payable on or prior to such date and all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date, any excess amount remains, Lessors shall pay such excess amount to Lessee.

               (k) Creditworthiness of Designated Purchaser. Lessee assumes all responsibility for determining the creditworthiness of any potential purchaser on any bid submitted by Lessee to Lessors hereunder. If, after any purchase by a Designated Purchaser hereunder, the purchase price paid by such Designated Purchaser is recovered from any Lessor Party, Lessee shall reimburse such Lessor Party for such recovery unless such recovery is due solely to a material misrepresentation or covenant breach by such Lessor Party.

               (l) Exercise of Marketing Option After Non-Marketing Option Event of Default. If Lessor Agent notifies Lessee pursuant to Subparagraph 5.03(a) or Subparagraph 5.04(a) of the Lease Agreement that the Lease Agreement is being terminated on a Termination Date which is prior to the Scheduled Expiration Date of any Lease Supplement and the only basis for such early termination is the occurrence of a Non-Marketing Option Event of Default, Lessee may, subject to Paragraph 3.01, elect to exercise the Marketing Option if, not later than ten (10) Business Days after it receives from Lessor Agent such notice of early termination, it
        (i) delivers to Agent a Notice of

        Marketing Option Exercise, (ii) delivers to Agent United States Treasury Securities or deposit accounts held and maintained by Agent or the Participants in an aggregate amount not less than 105% of the Residual Value Guaranty Amount of such Lease Supplement as cash collateral, together with a cash collateral agreement, in form and substance satisfactory to Agent, granting Agent a first priority perfected security interest in such cash collateral securing the Lessee Obligations, (iii) delivers to Agent an opinion of Lessee's counsel to the effect that such cash collateral agreement is a legal, valid and binding agreement of Lessee, enforceable in accordance with its terms, and that Agent has a perfected security interest in such cash collateral and (iv) takes such other actions as may be necessary to grant to Agent a first priority perfected security interest in such cash collateral in accordance with such cash collateral agreement. Upon the delivery by Lessee to Agent of a Notice of Marketing Option Exercise and satisfaction of the cash collateral requirements set forth in the preceding sentence of this Subparagraph 3.02(l), the Expiration Date of such Lease Supplement shall, if the conditions to the exercise of the Marketing Option set forth in Paragraph 3.01 are satisfied, be extended to the first Business Day that is six (6) months after the date of receipt by Agent of such Notice of Marketing Option Exercise; provided, however, that in no event shall the Expiration Date of such Lease Supplement be extended beyond the Scheduled Expiration Date of such Lease Supplement. Any exercise by Lessee of the Marketing Option pursuant to this Subparagraph 3.02(l) shall be subject to the terms and conditions otherwise set forth in this Agreement.

               (m) Lessors' Obligation to Sell. If Lessors retain the Property subject to any Lease Supplement after the Expiration Date for such Lease Supplement for any reason under the Operative Documents without a foreclosure sale or other disposition in accordance with the California Commercial Code or other applicable Governmental Rules, Lessor Agent thereafter shall use commercially reasonable efforts to sell such Property in a reasonable time to one or more unrelated third parties for the Fair Market Value of such Property; provided, however that Lessors shall have no obligation to sell such Property at a time, or in a manner, that would adversely affect the Lessor Parties' ability to be paid in full the Outstanding Lease Amount of such Lease Supplement, all other amounts payable to the Lessor Parties under the Operative Documents (including reasonable costs of maintaining, managing and selling such Property) and carrying costs for such Outstanding Lease Amount and such other amounts accruing at the Base Rate; provided, however, that if such Expiration Date did not occur as a result of an Event of Default and Lessee has complied with its obligations under Paragraph 4.02 of the Lease Agreement regarding delivery of such Property on or prior to such Expiration Date, Lessee shall have no further obligations with respect to such Property after such Expiration Date. Following such sale, Lessor Agent shall pay to Lessee any amounts received by Lessor Agent in excess of the amounts referred to in the proviso to the preceding sentence.

        3.03.  Expiration Date Purchase Option.

               (a) General. With respect to any Lease Supplement, if (i) Lessee elects to exercise the Expiration Date Purchase Option by delivering to Agent a Notice of

        Expiration Date Purchase Option Exercise pursuant to Paragraph 3.01;
        (ii) Lessee elects to exercise the Marketing Option by delivering to Agent a Notice of Marketing Option Exercise pursuant to Paragraph 3.01 but the Marketing Option terminates pursuant to Subparagraph 3.02(f); or
        (iii) Lessee fails to deliver to Agent either notice as required by Paragraph 3.01 and the time for exercising the Renewal Options provided in Subparagraph 2.02(b) of the Lease Agreement has expired or Lessee fails to comply with the terms and conditions provided in Subparagraph 2.02(b) of the Lease Agreement; Lessee shall purchase the Property subject to such Lease Supplement on the Expiration Date for such Lease Supplement and otherwise comply, or cause compliance with, the requirements of this Paragraph 3.03 and the other applicable provisions of this Agreement.

               (b) Purchase Price. If Lessee is purchasing the Property subject to any Lease Supplement pursuant to the Expiration Date Purchase Option, Lessee shall pay to Lessors on the Expiration Date for such Lease Supplement, as the purchase price for such Property, an amount equal to the Outstanding Lease Amount of such Lease Supplement on such date.


SECTION 4. TERMS OF ALL PURCHASES.

        4.01.  Representations and Warranties of Lessors and Lessee.

               (a) Lessee shall represent and warrant to the Designated Purchaser (or Lessors if Lessors are to retain the Property) on the Expiration Date for such Lease Supplement that no Liens are attached to such Property, except for Lessor Liens. Lessee shall make such additional representations and warranties as it may be required to make pursuant to clause (ii) of Subparagraph 3.02(b).

               (b) Each Lessor shall represent and warrant to each purchaser of the Property subject to any Lease Supplement, whether Lessee, an Assignee Purchaser or a Designated Purchaser (a "Purchaser") on the Expiration Date for such Lease Supplement (or, in the case of a purchase of a portion of such Property pursuant to the Partial Purchase Option, on the applicable Partial Purchase Date) that no Lessor Liens attributable to such Lessor are attached to such Property (or, in the case of a purchase of a portion of such Property pursuant to the Partial Purchase Option, the portion to be purchased). Except for the foregoing representations and warranties to be made by Lessors on the Expiration Date for such Lease Supplement (or, in the case of a purchase of a portion of such Property pursuant to the Partial Purchase Option, on the applicable Partial Purchase Date), no Lessor Party shall make any representation or warranty regarding such Property or the sale of such Property.

               (c) Survival of Representations and Warranties. The representations and warranties of Purchaser, Lessors and Lessee made in connection with the sale of the Property subject to any Lease Supplement shall survive for a period of twelve (12) months after the Expiration Date for such Lease Supplement (or, in the case of a purchase of a portion of such Property pursuant to the Partial Purchase Option, after the applicable Partial Purchase Date). Any claim which any such party may have at any time against any other such party for a breach of any such representation or warranty, whether known or unknown, which is not asserted by written notice within such twelve (12) month-period shall not be valid or effective, and the party shall have no liability with respect thereto.

        4.02. "As Is" Purchase. All purchases hereunder of the Property subject to any Lease Supplement shall be "as is, with all faults" and without any representations, warranties or indemnities except for any representations, warranties or indemnities provided by Lessee pursuant to clause (ii)(C) of Subparagraph 3.02(b) or by Lessors or Lessee pursuant to Subparagraph 4.01(b). Each Purchaser shall specifically acknowledge and agree that Lessors are selling and such Purchaser is purchasing such Property on an "as is, with all faults" basis and that such Purchaser is not relying on any representations or warranties of any kind whatsoever, express or implied, from any Lessor Party, its agents, or brokers as to any matters concerning such Property (except for any representations and warranties provided by Lessors pursuant to Subparagraph 4.01(b)), including (a) the condition or performance of such Property or the fitness of such Property for any purpose; (b) title to or right to use of such Property, including the existence of any Lien or any other right, title or interest (including intellectual property right) in or to any of such Property in favor of any Person; (c) the value, usability, design, operation or fitness for use of such Property; (d) any latent, hidden or patent defect in such Property; (e) any restrictions on the use of such Property; (f) the economics of such Property; (g) any Casualty or Condemnation with respect to such Property; or (h) the compliance of such Property with any applicable Governmental Rule or Insurance Requirement.

        4.03. Release. Without limiting the foregoing, each Purchaser shall, on behalf of itself and its successors and assigns, waive its right to recover from, and forever release and discharge, Lessors and the other Indemnitees from any and all demands, claims, legal or administrative proceedings, losses, liabilities, damages, penalties, fines, liens, judgments, costs or expenses whatsoever (including attorneys' fees and costs), whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with the physical condition of the Property subject to any Lease Supplement or any Governmental Rule applicable thereto, including any Environment Law. Each Purchaser shall expressly waive the benefits of Section 1542 of the California Civil Code, which provides that, "a general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known to him must have materially affected the settlement with the debtor."

        4.04. Permits, Approvals, Etc. Lessee shall obtain all permits, licenses and approvals from and make all required filings with Governmental Authorities and other Persons, comply and cause compliance with all applicable Governmental Rules and/or take all other actions required for the marketing, purchase and sale of the Property subject to any Lease Supplement.

        4.05. Costs. Lessee shall pay directly, without deduction from the purchase price or any other amount payable to Lessors hereunder, all reasonable costs and expenses of Lessee and Lessor Agent associated with the marketing and sale of the Property subject to any Lease Supplement, including brokers' fees and commissions; Uniform Commercial Code and other searches; tax and other prorations; fees and expenses of attorneys; appraisal costs; escrow fees; recording fees; and documentary, transfer and other similar taxes.

        4.06. Lessee's Expiration Date and Partial Purchase Date Payment Obligations.

               (a) Expiration Date. On the Expiration Date of any Lease Supplement (and, if a Lease Supplement has not been executed with respect to any Installation Period, the Termination Date of such Installation Period), Lessee shall pay, or cause to be paid, to Lessors the following:

                      (i) Purchase by Lessee. If the Property subject to such
               Lease Supplement (or leased during such Installation Period) is to be purchased by Lessee or an Assignee Purchaser on such date,
               (i) the purchase price payable to Lessors, (ii) all unpaid Rent with respect to such Lease Supplement (or Installation Period) accrued through or due and payable on or prior to such date and
               (iii) all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date;

                      (ii) Purchase by a Designated Purchaser. If the Property
               subject to such Lease Supplement is to be purchased by a Designated Purchaser on such date, (i) the Residual Value Guaranty Amount of such Lease Supplement, (ii) the Indemnity Amount of such Lease Supplement, (iii) all unpaid Rent with respect to such Lease Supplement accrued through or due and payable on or prior to such date and (iv) all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date; or

                      (iii) Retention by Lessors. If the Property subject to
               such Lease Supplement is to be retained by Lessors on such date pursuant to Subparagraph 3.02(d), (i) the Residual Value Guaranty Amount of such Lease Supplement, (ii) the Indemnity Amount of such Lease Supplement, (iii) all unpaid Rent with respect to such Lease Supplement accrued through or due and payable on or prior to such date and (iv) all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date.

               (b) Partial Purchase Date. On any Partial Purchase Date for any Property subject to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Property leased during such Installation Period), Lessee shall pay, or cause to be paid, to Lessors (i) the purchase price for the portion of such Property to be purchased on such date, (ii) all unpaid Rent with respect to such Lease Supplement (or Installation Period) attributable to such portion of such Property accrued through or due and payable on or prior to such date and (iii) all other amounts attributable to such portion of such Property, if any, due and payable by Lessee under the Operative Documents on or prior to such date.

        4.07. Lessor Liens. Each Lessor shall remove all Lessor Liens attributable to such Lessor from the Property subject to any Lease Supplement before the Expiration Date for such

Lease Supplement (or, in the case of a purchase of a portion of such Property pursuant to the Partial Purchase Option, from the portion to be purchased before the applicable Partial Purchase Date).

        4.08. Transfer Documents.

               (a)    Expiration Date.

                      (i) Lessors. Subject to receipt by Lessors on the
               Expiration Date for any Lease Supplement (and, if a Lease Supplement has not been executed with respect to any Installation Period, the Termination Date of such Installation Period) of the full amount of the following, without any setoff, deduction or reduction of any kind:

                             (A) In the case of a transfer to Lessee or an
                      Assignee Purchaser, all amounts payable to Lessors pursuant to clause (i) of Subparagraph 4.06(a); or

                             (B) In the case of a transfer to a Designated
                      Purchaser, (1) the purchase price payable by the Designated Purchaser and (2) all amounts payable by Lessee pursuant to clause (ii) of Subparagraph 4.06(a);

               Lessors shall transfer their interest in the Property subject to such Lease Supplement to Purchaser on the Expiration Date for such Lease Supplement or the Termination Date of such Installation Period by executing and delivering to Purchaser a bill of sale in substantially the form of Exhibit D and such other documents, instruments and agreements as such Person may reasonably request.

                      (ii) Lessee. On the Expiration Date of any Lease
               Supplement (and, if a Lease Supplement has not been executed with respect to any Installation Period, the Termination Date of such Installation Period), unless Lessee is to purchase the Property subject to such Lease Supplement (and the Property leased during such Installation Period), Lessee shall transfer its interest in such Property to the Designated Purchaser or the Assignee Purchaser (or Lessors if Lessors are to retain such Property pursuant to Paragraph 3.02(d)) by executing and delivering to such Person a Bill of Sale in substantially the form of Exhibit E and such other documents, instruments and agreements as such Person may reasonably request.

               (b) Partial Purchase Date. Subject to receipt by Lessors on any Partial Purchase Date of all amounts payable to Lessors pursuant to Subparagraph 4.06(b), without any setoff, deduction or reduction of any kind, Lessors shall transfer their interest in the portion of the Property subject to any Lease Supplement (or, if a Lease Supplement has not been executed with respect to any Installation Period, the Property leased during such Installation Period) to be purchased on such date to Lessee or an Assignee Purchaser, as applicable, by executing and delivering to Lessee or an Assignee Purchaser, as applicable, a Bill of Sale in substantially the form of Exhibit D and such other documents, instruments and agreements as Lessee may reasonably request.

        4.09. Casualty and Condemnation Proceeds. If, on the Expiration Date for any Lease Supplement, any Casualty and Condemnation Proceeds are held by Lessor Agent in a Repair and Restoration Account or otherwise, Lessor Agent shall (a) if Lessee is to purchase the Property subject to such Lease Supplement on the Expiration Date for such Lease Supplement and Lessee shall so direct, apply such proceeds to the purchase price to be paid by Lessee or (b) in all other cases, release such proceeds to Lessee; provided, however, that Lessor Agent shall not have any obligation so to apply or release such proceeds unless Lessee and/or any Designated Purchaser has complied with all of the terms and conditions of this Agreement.

        4.10. Payments. Purchaser and Lessee shall make all payments in lawful money of the United States and in same day or immediately available funds not later than 11:00 a.m. on the date due.

        4.11. Further Assurances. Lessee shall, and shall cause any Designated Purchaser to, execute and deliver such documents, instruments and agreements and take such other actions as Lessor Agent may reasonably request to effect the purposes of this Agreement and comply with the terms hereof. Similarly, Lessors and Lessor Agent shall execute and deliver such documents, instruments and agreements and take such other actions as Lessee or an Assignee Purchaser or a Designated Purchaser may reasonably request to effect the purposes of this Agreement and comply with the terms hereof.


SECTION 5. MISCELLANEOUS.

        5.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessee, Agent, Lessor Agent or any Lessor under this Agreement shall be given as provided in Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement.

        5.02. Waivers, Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by any Lessor Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

        5.03.  Successors and Assigns.

               (a) General. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and Lessee and their permitted successors and assigns; provided, however, that the Lessor Parties and Lessee shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement and in Subparagraph 5.03(b).

               (b) Assignment by Lessee of Purchase Rights. Lessee may assign to a third party (an "Assignee Purchaser") its right to purchase the Property pursuant to the Partial Purchase Option, the Term Purchase Option or the Expiration Date Purchase Option; provided, however, that
        (i) such an assignment shall not relieve Lessee of its obligations to consummate or cause the consummation of any such purchase in accordance with the terms of this Agreement and (ii) Lessee assumes all responsibility for determining the creditworthiness of any such Assignee Purchaser. If, after any purchase by an Assignee Purchaser hereunder, the purchase price paid by such Assignee Purchaser is recovered from any Lessor Party, Lessee shall reimburse such Lessor Party for such recovery unless such recovery is due solely to a material misrepresentation or covenant breach by such Lessor Party.

        5.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and Lessee and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

        5.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

        5.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules, except as otherwise provided in Schedule 1.02 to the Participation Agreement.

        5.07. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

        5.08. Nature of Lessee's Obligations.

               (a) Independent Obligation. The obligations of Lessee to pay the amounts payable by Lessee under this Agreement and the other Operative Documents and to perform the other Lessee Obligation are absolute, unconditional and irrevocable obligations which are separate and independent of the obligations of the Lessor Parties under this Agreement and the other Operative Documents and all other events and circumstances, including the events and circumstances set forth in Subparagraph 5.08(c).

               (b) No Termination or Abatement. This Agreement and the other Operative Documents and Lessee's obligation to pay all amounts hereunder and to pay and perform all other Lessee Obligations shall continue in full force and effect without abatement notwithstanding the occurrence or existence of any event or circumstance, including any event or circumstance set forth in Subparagraph 5.08(c).

               (c) Full Payment and Performance. Lessee shall make all payments under this Agreement and the other Operative Documents in the full amounts and at the times required by the terms of this Agreement and the other Operative Documents without setoff, deduction or reduction of any kind and shall perform all other Lessee Obligations as and when required, without regard to any event or circumstances whatsoever, including (i) the condition or performance of the Property or the fitness of the Property for any purpose; (ii) title to or right to use of the Property, including the existence of any Lien or any other right, title or interest (including intellectual property right) in or to any of the Property in favor of any Person; (iii) the value, usability, design, operation or fitness for use of the Property; (iv) any latent, hidden or patent defect in the Property; (v) any restrictions on the use of the Property; (vi) the economics of the Property; (vii) any Casualty or Condemnation; (viii) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement; (ix) any failure by any Lessor Party to perform any of its obligations under this Agreement or any other Operative Document; or (x) the exercise by any Lessor Party of any of its remedies under this Agreement or any other Operative Document; provided, however, that (A) Lessee shall have no obligation to purchase the Property subject to any Lease Supplement on the Expiration Date for such Lease Supplement if any Lessor fails to remove Lessor Liens attributable to such Lessor or deliver the required deed and bill of sale or other documents required to be delivered by Lessors hereunder and (B) this Paragraph 5.08 shall not abrogate any right which Lessee may have to recover damages from any Lessor Party for any material breach by such Lessor Party of its obligations under this Agreement or any other Operative Document to the extent permitted hereunder or thereunder.

               (d) The Lessee Obligations arising under this Agreement and the other Operative Documents shall be "Designated Senior Debt" for purposes of any indenture or other document creating or evidencing Subordinated Debt and such Subordinated Debt shall be subordinated to the Lessee Obligations on terms no more favorable to the holders of Subordinated Debt than those attached as
Exhibit I to the Participation Agreement.

        5.09. Effect on Existing Purchase Agreement. Lessee, Lessors and Lessor Agent agree that on and after the date that this Agreement is executed by all parties hereto, this Agreement shall amend, restate in its entirety and replace, without notation, the Existing Purchase Agreement; provided, however, that nothing contained herein shall (i) operate as a waiver of any right, power or remedy of any Lessor Party under the Existing Purchase Agreement or any other Operative Document or (ii) extinguish or impair any Lessee Obligations under the Existing Purchase Agreement or any other Operative Document except to the extent any such Lessee Obligation is actually satisfied by Lessee.

                          [The signature page follows.]

        IN WITNESS WHEREOF, Lessee, Lessors and Lessor Agent have caused this Amended and Restated Purchase Agreement to be executed as of the day and year first above written.



LESSEE:                             LSI LOGIC CORPORATION

                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


LESSORS:                            ABN AMRO BANK N.V.

                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                                    KEYBANK NATIONAL ASSOCIATION

                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                                    FBTC LEASING CORP.

                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

LESSOR AGENT:                       ABN AMRO BANK N.V.

                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                                  EXHIBIT A(1)

                     NOTICE OF TERM PURCHASE OPTION EXERCISE

                                     [Date]

ABN AMRO Bank N.V.
  as Agent
Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

        1. Reference is made to the following:

               (a) The Amended and Restated Participation Agreement, dated as of April 18, 2000 (the "Participation Agreement"), among LSI Logic Corporation ("Lessee"), ABN AMRO Bank N.V., KeyBank National Association, FBTC Leasing Corp. and each other financial institution listed as a lessor in Schedule I to the Participation Agreement (in such capacity, collectively "Lessors"), ABN AMRO Bank N.V., as agent for Lessors (in such capacity, "Lessor Agent"), the financial institutions listed as Participants in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent");

               (b) The Amended and Restated Lease Agreement, dated as of April 18, 2000 (the "Lease Agreement"), among Lessee, Lessors and Lessor Agent; and

               (c) The Amended and Restated Purchase Agreement, dated as of April 18, 2000 (the "Purchase Agreement"), among Lessee, Lessors and Lessor Agent.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. Pursuant to Subparagraph 4.01(a) of the Lease Agreement and Paragraph
2.01 of the Purchase Agreement, Lessee hereby irrevocably notifies Lessors that Lessee is exercising its right to terminate the Lease Agreement prior to the earliest Scheduled Expiration Date of any outstanding Lease Supplement and purchase all of the Property subject to the Lease Agreement on [_________, ____] (which date is a Business Day and which date, after the delivery of this notice, shall be the Expiration Date for each Lease Supplement and, if a Lease Supplement has not been executed with respect to any Installation Period, the Termination Date of such Installation Period).


                                     A(1)-1

        IN WITNESS WHEREOF, Lessee has executed this Notice of Term Purchase Option Exercise on the date set forth above.

                                    LSI LOGIC CORPORATION

                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


                                     A(2)-2

                                  EXHIBIT A(2)

                   NOTICE OF PARTIAL PURCHASE OPTION EXERCISE

                                     [Date]

ABN AMRO Bank N.V.
  as Agent
Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

        1. Reference is made to the following:

               (a) The Amended and Restated Participation Agreement, dated as of April 18, 2000 (the "Participation Agreement"), among LSI Logic Corporation ("Lessee"), ABN AMRO Bank N.V., KeyBank National Association, FBTC Leasing Corp. and each other financial institution listed as a lessor in Schedule I to the Participation Agreement (in such capacity, collectively "Lessors"), ABN AMRO Bank N.V., as agent for Lessors (in such capacity, "Lessor Agent"), the financial institutions listed as Participants in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent");

               (b) The Amended and Restated Purchase Agreement, dated as of April 18, 2000 (the "Purchase Agreement"), among Lessee, Lessors and Lessor Agent; and

               (c) [Lease Supplement No. [ ], dated [Lease Supplement Date] (the "Lease Supplement"), executed and delivered by Lessee][The Installation Period commencing on________ (the "Installation Period")].

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. Pursuant to Paragraph 2.02 of the Purchase Agreement, Lessee hereby irrevocably notifies Lessors that Lessee is exercising its right to purchase all or a portion of the Property [subject to the Lease Supplement][leased during the Installation Period] as follows:

               (a) The Property to be purchased is set forth in Attachment 1 hereto; and

               (b) The date on which such purchase is to occur is [_________, ____] (which date is a Business Day).

        3. Lessee hereby certifies to the Lessor Parties that, on the date of this notice:



                                     A(2)-1

               (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date); and

               (b) No Default has occurred and is continuing.

        IN WITNESS WHEREOF, Lessee has executed this Notice of Partial Purchase Option Exercise on the date set forth above.

                                    LSI LOGIC CORPORATION

                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                                     A(2)-2

                                    EXHIBIT B

                       NOTICE OF MARKETING OPTION EXERCISE

                                     [Date]

ABN AMRO Bank N.V.
  as Agent
Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

        1. Reference is made to the following:

               (a) The Amended and Restated Participation Agreement, dated as of April 18, 2000 (the "Participation Agreement"), among LSI Logic Corporation ("Lessee"), ABN AMRO Bank N.V., KeyBank National Association, FBTC Leasing Corp. and each other financial institution listed as a lessor in Schedule I to the Participation Agreement (in such capacity, collectively "Lessors"), ABN AMRO Bank N.V., as agent for Lessors (in such capacity, "Lessor Agent"), the financial institutions listed as Participants in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent");

               (b) The Amended and Restated Purchase Agreement, dated as of April 18, 2000 (the "Purchase Agreement"), among Lessee, Lessors and Lessor Agent; and

               (c) Lease Supplement No. [ ], dated [Lease Supplement Date] (the "Lease Supplement"), executed and delivered by Lessee.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. Pursuant to Paragraph 3.01 of the Purchase Agreement, Lessee hereby notifies Lessors that Lessee is electing to exercise the Marketing Option on the Scheduled Expiration Date for the Lease Supplement of [_____, ____].

        3. Lessee hereby certifies to the Lessor Parties that, on the date of this notice:

               (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date); and

               (b) No Default (other than a Non-Marketing Option Event of Default under the Lease Agreement) has occurred and is continuing.

        IN WITNESS WHEREOF, Lessee has executed this Notice of Marketing Option Exercise on the date set forth above.

                                    LSI LOGIC CORPORATION

                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                                    EXHIBIT C

               NOTICE OF EXPIRATION DATE PURCHASE OPTION EXERCISE

                                     [Date]

ABN AMRO Bank N.V.
   as Agent
Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

        1. Reference is made to the following:

               (a) The Amended and Restated Participation Agreement, dated as of April 18, 2000 (the "Participation Agreement"), among LSI Logic Corporation ("Lessee"), ABN AMRO Bank N.V., KeyBank National Association, FBTC Leasing Corp. and each other financial institution listed as a lessor in Schedule I to the Participation Agreement (in such capacity, collectively "Lessors"), ABN AMRO Bank N.V., as agent for Lessors (in such capacity, "Lessor Agent"), the financial institutions listed as Participants in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent");

               (b) The Amended and Restated Purchase Agreement, dated as of April 18, 2000 (the "Purchase Agreement"), among Lessee, Lessors and Lessor Agent; and

               (c) Lease Supplement No. [ ], dated [Lease Supplement Date] (the "Lease Supplement"), executed and delivered by Lessee.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. Pursuant to Paragraph 3.01 of the Purchase Agreement, Lessee hereby notifies Lessors that Lessee is electing to exercise the Expiration Date Purchase Option on the Scheduled Expiration Date for the Lease Supplement of [_____, ____].

        IN WITNESS WHEREOF, Lessee has executed this Notice of Expiration Date Purchase Option Exercise on the date set forth above.

                                    LSI LOGIC CORPORATION

                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                                    EXHIBIT D

                                  BILL OF SALE



        FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, ABN AMRO Bank N.V., KeyBank National Association and FBTC Leasing Corp. (collectively, "Sellers") do hereby sell, transfer and convey to [Buyer], ("Buyer"), the personal property itemized on SCHEDULE 1 attached hereto and incorporated herein by this reference (the "Property").

        Sellers are selling and Buyer is purchasing the Property on an "AS IS, WITH ALL FAULTS" basis and Buyer is not relying on any representations or warranties of any kind whatsoever, express or implied, from Sellers, their agents, or brokers as to any matters concerning the Property including (a) the condition or performance of the Property or the fitness of the Property for any purpose; (b) title to or right to use of the Property, including the existence of any Lien or any other right, title or interest (including intellectual property right) in or to any of the Property in favor of any Person; (c) the value, usability, design, operation or fitness for use of the Property; (d) any latent, hidden or patent defect in the Property; (e) any restrictions on the use of the Property; (f) the economics of the Property; (g) any Casualty or Condemnation; or (h) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement.

        WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLERS SPECIFICALLY DISCLAIM AND BUYER SPECIFICALLY WAIVES:

               (i) ANY COVENANT OF QUIET ENJOYMENT AND ANY WARRANTY AGAINST INTERFERENCE OR INFRINGEMENT, EXCEPT THAT SELLERS SHALL NOT INTERFERE WITH BUYER'S ENJOYMENT OF THE PROPERTY;

               (ii) ANY WARRANTY OF MERCHANTABILITY; AND

                (iii) ANY WARRANTY THAT THE PROPERTY WILL BE FIT FOR A PARTICULAR PURPOSE.

Dated:  ________, __                SELLERS:

                                    ABN AMRO BANK N.V.


                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                                    KEYBANK NATIONAL ASSOCIATION


                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                                    FBTC LEASING CORP.


                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


                                    BUYER:


                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                                   SCHEDULE 1

                                    PROPERTY

                                     D(1)-1

                                    EXHIBIT E

                                  BILL OF SALE

        FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, LSI Logic Corporation ("Seller"), does hereby sell, transfer and convey to [Buyer] ("Buyer"), the personal property itemized on SCHEDULE 1 attached hereto and incorporated herein by this reference(the "Property"), which Seller warrants to be free and clear of all liens and encumbrances (other than Lessor Liens).

        Seller does hereby covenant with Buyer that Seller will warrant and defend the title to the Property unto Buyer, its successors and assigns, against the claims and demands of all persons whomsoever.

Dated:  ________, __                SELLER:

                                    LSI LOGIC CORPORATION


                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------

                                   SCHEDULE 1

                                    PROPERTY



                                     E(1)-1

------------------------------------------------------------------------------

------------------------------------------------------------------------------





                              AMENDED AND RESTATED
                               PURCHASE AGREEMENT

                                      AMONG

                              LSI LOGIC CORPORATION

                                       AND

                               ABN AMRO BANK N.V.,
                          KEYBANK NATIONAL ASSOCIATION
                             AND FBTC LEASING CORP.,
                                   AS LESSORS

                                       AND

                               ABN AMRO BANK N.V.,
                           AS LESSOR AGENT FOR LESSORS



                                 APRIL 18, 2000



------------------------------------------------------------------------------


------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                           PAGE
SECTION 1.        INTERPRETATION............................................................2

1.01.             Definitions...............................................................2

1.02.             Rules of Interpretation...................................................2

SECTION 2.        OPTIONAL PURCHASE BY LESSEE DURING THE TERM...............................2

2.01.             Term Purchase Option......................................................2

2.02.             Partial Purchase Option...................................................3

SECTION 3.        OBLIGATIONS OF LESSEE ON THE EXPIRATION DATE..............................4

3.01.             Alternative...............................................................4

3.02.             Marketing Option..........................................................5

3.03.             Expiration Date Purchase Option..........................................11

SECTION 4.        TERMS OF ALL PURCHASES...................................................12

4.01.             Representations and Warranties of Lessors and Lessee.....................12

4.02.             "As Is" Purchase.........................................................12

4.03.             Release..................................................................13

4.04.             Permits, Approvals, Etc..................................................13

4.05.             Costs....................................................................13

4.06.             Lessee's Expiration Date and Partial Purchase Date Payment
                  Obligations..............................................................13

4.07.             Lessor Liens.............................................................14

4.08.             Transfer Documents.......................................................14

4.09.             Casualty and Condemnation Proceeds.......................................15

4.10.             Payments.................................................................15

4.11.             Further Assurances.......................................................15

SECTION 5.        MISCELLANEOUS............................................................16

5.01.             Notices..................................................................16

5.02.             Waivers, Amendments......................................................16

5.03.             Successors and Assigns...................................................16

5.04.             No Third Party Rights....................................................16

5.05.             Partial Invalidity.......................................................16

5.06.             Governing Law............................................................17

5.07.             Counterparts.............................................................17


5.08.             Nature of Lessee's Obligations...........................................17

5.09.             Effect on Existing Purchase Agreement....................................18

                               TABLE OF CONTENTS


  EXHIBITS

        A(1) Notice of Term Purchase Option Exercise (2.01)
        A(2) Notice of Partial Purchase Option Exercise (2.02)
        B    Notice of Marketing Option Exercise (3.01)
        C    Notice of Expiration Date Purchase Option Exercise (3.02)
        D    Bill of Sale (Lessors) (4.08(a))
        E    Bill of Sale (Lessee) (4.08(b))

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                              AMENDED AND RESTATED
                            LESSOR SECURITY AGREEMENT


        THIS AMENDED AND RESTATED LESSOR SECURITY AGREEMENT (this "Agreement" herein), dated as of April 18, 2000, is executed by:

               (1) ABN AMRO BANK N.V., KEYBANK NATIONAL ASSOCIATION, FBTC LEASING CORP. and each other financial institution from time to time listed as a lessor in Schedule I to the Participation Agreement referred to in Recital B below, as amended from time to time (in such party's capacity as a lessor and owner of the Lessor Collateral as defined in Paragraph 2.01 and not in its capacity as a holder of a participation interest in the rental and certain other payments to be made by Lessee under the Participation Agreement as defined in the Recitals, such financial institutions to be referred to collectively as "Lessors"); and

               (2) ABN AMRO BANK N.V., as agent for Lessors (in such capacity, "Lessor Agent");

                                   in favor of

               (3) ABN AMRO BANK N.V., as agent for the Participants under the Participation Agreement (in such capacity, "Agent").


                                    RECITALS

        A. Pursuant to the Participation Agreement referred to in Recital B below, a certain lease facility is to be provided to LSI Logic Corporation, as Delaware corporation ("Lessee") by Lessors and the other financial institutions which are "Participants" under the Participation Agreement (such financial institutions to be referred to collectively as the "Participants") as follows:

               (1) Lessors would (a) acquire certain equipment identified by Lessee and approved by Lessor Agent, (b) lease such equipment to Lessee,
        (c) make advances to finance certain related expenses and (d) grant to Lessee the right to purchase such equipment; and

               (2) The Participants would participate in such lease facility by
        (a) funding the acquisition price to be paid by Lessors for the equipment and the other advances to be made by Lessors and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

        B. In connection with the addition of certain parties as Lessors and Participants, Lessee and Participants have requested that (i) the Participation Agreement, dated as March 31, 2000, among Lessee, ABN AMRO Bank N.V., as the original Lessor and Participant, Lessor Agent, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"), be amended and restated by the Amended and Restated Participation Agreement, dated as of April 18, 2000 (the "Participation Agreement"), among Lessee, Lessors, Lessor Agent, the Participants and Agent and
(ii) the Lessor Security Agreement, dated as of March 31, 2000 (the "Existing Lessor Security Agreement"), among Lessee, ABN AMRO Bank N.V., as the original Lessor, and Lessor Agent be amended and restated by this Agreement, and Lessors, Lessor Agent and Agent are willing for the Existing Lessor Security Agreement to be amended and restated by this Agreement.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree that the Existing Lessor Security Agreement shall be amended and restated in its entirety as follows:

SECTION 1. INTERPRETATION.

        1.01. Definitions. Unless otherwise indicated in this Assignment or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Assignment or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Assignment or other document, instrument or agreement referenced in such Schedule 1.01.

        1.02. Rules of Interpretation. Unless otherwise indicated in this Assignment or any other Operative Document, the rules of interpretation set forth in Schedule 1.02 to the Participation Agreement shall apply to this Assignment and the other Operative Documents.


SECTION 2. GRANT OF SECURITY INTEREST.

        2.01. Grant. As security for the Lessor Obligations, each Lessor hereby irrevocably and unconditionally pledges and assigns to Agent, for the benefit of the Participants and Agent, and grants to Agent, for the benefit of the Participants and Agent, a security interest in all estate, right, title and interest of such Lessor, whether now owned or hereafter acquired, in and to the following property (such estate, right, title and interest in such property herein, collectively and severally, the "Lessor Collateral"):

               (a) Operative Documents. The Participation Agreement, the Lease Agreement, the Purchase Agreement, the Lessee Security Documents and all other Operative Documents; all exhibits, schedules and other attachments thereto; and all documents, instruments or agreements issued or executed in replacement thereof; each as amended, modified and supplemented from time to time and in effect at any given time;

               (b) Collateral. All Collateral for the Lessee Obligations under the Operative Documents; and

               (c) Proceeds. All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Lessor Collateral or proceeds are sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Lessor Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Lessor Collateral).


SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSORS.

        3.01. Representations and Warranties. Each Lessor represents and warrants to Agent and the Participants as follows:

               (a) Such Lessor is the legal and beneficial owner of an undivided interest in the Lessor Collateral (or, in the case of after-acquired Lessor Collateral, at the time such Lessor acquires rights in the Lessor Collateral, will be the legal and beneficial owner of an undivided interest therein).

               (b) Such Lessor has not transferred to any other Person any of its right, title or interest in the Lessor Collateral, whether by way of Lien or otherwise.

               (c) Such Lessor's chief executive office (if such Lessor is organized in the United States) or major executive office in the United States (if such Lessor is not organized in the United States) is located at the location listed in Schedule I to the Participation Agreement.

        3.02. Covenants. Each Lessor hereby covenants to Agent and the Participants as follows:

               (a) Such Lessor shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Agent may request, to establish, maintain, preserve, protect and perfect the Lessor Collateral, the Lien granted to Agent therein and the first priority of such Lien or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Lessor Collateral.

               (b) Such Lessor shall not sell, transfer or assign any of its right, title or interest in the Lessor Collateral to any Person (other than Agent), whether by way of Lien or otherwise.

               (c) Without prompt written notice to Agent, such Lessor shall not change such Lessor's name or chief executive office (if such Lessor is organized in the United States) or major executive office in the United States (if such Lessor is not organized in the United States).

SECTION 4. RIGHTS AND REMEDIES OF AGENT.

        4.01. Authorized Action by Agent. Each Lessor and Lessor Agent hereby irrevocably appoints Agent as its attorney-in-fact and agrees that Agent may perform (but Agent shall not be obligated to and shall incur no liability to Lessors, Lessor Agent or any third party for failure so to do) any act which any Lessor or Lessor Agent is obligated by this Agreement to perform, and to exercise such rights and powers as any Lessor or Lessor Agent might exercise with respect to the Lessor Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Lessor Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Lessor Collateral; (c) insure, process, preserve and enforce the Lessor Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Lessor Collateral; (e) pay any Indebtedness of any Lessor or Lessor Agent relating to the Lessor Collateral; and (f) execute UCC financing statements. Each Lessor and Lessor Agent agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Lessor Collateral when in Agent's possession; provided, however, that Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Lessor Obligations or with respect to the Lessor Collateral.

        4.02. Other Rights and Remedies Upon Default. In addition to all other rights and remedies granted to Agent by this Agreement and the other Operative Documents, the UCC and other applicable Governmental Rules, Agent may, if any Lessor or Lessor Agent fails to perform any of the Lessor Obligations, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Lessor Collateral or otherwise foreclose or enforce Agent's security interests in any or all Lessor Collateral in any manner permitted by applicable Governmental Rules or in this Security Agreement; (b) notify Lessee to make any or all payments to be made by Lessee under the Operative Documents to Agent; (c) sell or otherwise dispose of any or all Lessor Collateral at one or more public or private sales, whether or not such Lessor Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Agent may determine; (d) require Lessor Agent to assemble the Lessor Collateral and make it available to Agent at a place to be designated by Agent; and (e) prior to the disposition of the Lessor Collateral, store, process, repair or recondition any Lessor Collateral consisting of goods, perform any obligations and enforce any rights of any Lessor or Lessor Agent under any Operative Documents or otherwise prepare and preserve Lessor Collateral for disposition in any manner and to the extent Agent deems appropriate. In any case where notice of any sale or disposition of any Lessor Collateral is required, each Lessor and Lessor Agent hereby agrees that thirty (30) days notice of such sale or disposition is reasonable.

SECTION 5. MISCELLANEOUS.

        5.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon any Lessor, Lessor Agent or Agent under this Agreement shall be given as provided in Paragraph 7.01 of the Participation Agreement.

        5.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by Agent in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

        5.03. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and their permitted successors and assigns; provided, however, that the Lessor Parties shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement.

        5.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

        5.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

        5.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules, except as otherwise provided in Schedule 1.02 of the Participation Agreement.

        5.07. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

        5.08. Effect on Existing Lessor Security Agreement. Lessors, Lessor Agent and Agent agree that on and after the date that this Agreement is executed by all parties hereto, this Agreement shall amend, restate in its entirety and replace, without notation, the Existing Lessor Security Agreement; provided, however, that nothing contained herein shall (i) operate as a waiver of any right, power or remedy of Agent under the Existing Lessor Security Agreement or any other Operative Document or (ii) extinguish or impair any Lessor Obligations under the Existing Lessor Security Agreement or any other Operative Document except to the extent any such Lessor Obligation is actually satisfied by Lessors; and provided, further, that all security interests granted under the Existing Lessor Security Agreement shall remain in full force.

                          [The signature page follows.]

        IN WITNESS WHEREOF, Lessors and Lessor Agent have caused this Amended and Restated Lessor Security Agreement to be executed as of the day and year first above written.

LESSORS:                                    ABN AMRO BANK N.V.


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                            KEYBANK NATIONAL ASSOCIATION

                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                            FBTC LEASING CORP.

                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

LESSOR AGENT:                               ABN AMRO BANK N.V.


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                              AMENDED AND RESTATED
                            LESSOR SECURITY AGREEMENT


                                       BY


                               ABN AMRO BANK N.V.,
                          KEYBANK NATIONAL ASSOCIATION
                             AND FBTC LEASING CORP.,
                                   AS LESSORS

                                       AND

                               ABN AMRO BANK N.V.,
                           AS LESSOR AGENT FOR LESSORS

                                   IN FAVOR OF


                               ABN AMRO BANK N.V.,
                                    AS AGENT



                                 APRIL 18, 2000




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------